As filed with the Securities and Exchange Commission on February 2, 2009

1933 Act Registration No. 333-70754

1940 Act Registration No. 811-10509

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No.22	☒

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 23	☒

(Check appropriate box or boxes)

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)

☐	on pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

AXA Premier VIP Trust

Contents of Registration Statement

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectuses

Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PROSPECTUS May 1, 2009

AXA PREMIER VIP TRUST

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(34882)

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty-two (22) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A and Class B shares of thirteen (13) of the Trust’s portfolios. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class B shares. Each portfolio is a diversified portfolio. Information on each portfolio, including its investment objective, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective and policies of a portfolio are not fundamental and may be changed without a shareholder vote, except where otherwise noted. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by three or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

AXA Equitable will generally allocate a portfolio’s assets among three or more investment sub-advisers, each of which will manage its portion of a portfolio using different yet complimentary investment strategies. Under normal circumstances, one portion of a portfolio will track the performance of a particular Index (“Index Allocated Portion”) and the other portions of the portfolio will be actively managed by two or more sub-advisers (“Active Allocated Portions”). Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of each portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. Each of the above percentages is a target established by AXA Equitable and actual allocations between the Index Allocated Portion and Active Allocated Portions may deviate from the amounts shown by up to 20% of each portfolio’s net assets.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. ClearBridge Advisors, LLC Legg Mason Capital Management, Inc. Marsico Capital Management, LLC SSgA Funds Management, Inc.

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although it may invest, to a lesser extent, in equity securities of small- and mid-capitalization growth companies as well. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008) and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment.

The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the Russell 3000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The Portfolio intends to invest primarily in common stocks, but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

In selecting investments for the Active Allocated Portions, each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of the Active Allocated Portions of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but which have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries, and may also make use of various other investment strategies (e.g., investments in debt securities and making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term

1

debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or

2

economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods between October 19, 1999 and August 15, 2003 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to October 19, 1999 is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009 the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[% (Quarter)	% (Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[% (Quarter)	% (Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Aggressive Equity Portfolio — Class A	%	%	%
Multimanager Aggressive Equity Portfolio — Class B	%	%	%
Russell 3000 Growth Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

3

MULTIMANAGER CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Financial Management, Inc. Pacific Investment Management Company LLC SSgA Funds Management, Inc.

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”).

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index. Under this passive investment style, the sub-adviser to the Index Allocated Portion of the portfolio will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion of the Portfolio total return (before expenses) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. Generally, the Index Allocated Portion invests in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities and asset-backed securities. Further, the Index Allocated Portion is managed at all times so that its duration is neutral to the Index and overall sector and quality weightings are closely replicated to the Barclays Capital U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

In addition to investing in investment grade bonds, the Active Allocated Portions may invest, to a limited extent, in securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P or Fitch) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The Active Allocated Portions may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the portfolio’s investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the Active Allocated Portions when the sub-advisers determine that they have the potential for above-average total return. A sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Barclays Capital U.S. Aggregate Bond Index (currently approximately 4.45 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

4

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio).

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

5

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. For more information, see “Mortgage Backed and Asset-Backed Securities Risk” in “More About Investment Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[3.54% (2006 3rd Quarter)	–2.20% (2004 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[3.37% (2006 3rd Quarter)	–2.17% (2004 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Core Bond Portfolio — Class A	%	%	%
Multimanager Core Bond Portfolio — Class B	%	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

6

MULTIMANAGER HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Invesco Aim Capital Management, Inc. RCM Capital Management LLC SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area, the outlook for the overall health sciences sector and the composition of the benchmark for the Index Allocated Portion.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the S&P North American Health Care Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub- advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers for the Active Allocated Portions select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector,

7

such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for the portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

8

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[18.35% (2003 2nd Quarter)	–13.36% (2002 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[18.42% (2003 2nd Quarter)	–13.46% (2002 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index and an index that the manager believes more closely reflects the market sector in which the portfolio invests.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Health Care Portfolio — Class A	%	%	%
Multimanager Health Care Portfolio — Class B	%	%	%
Russell 1000 Index*	%	%	%
Russell 1000 Healthcare Index*	%	%	%
S&P North American Health Care Sector Index**	%	%	%
#	The Manager believes that this index more closely reflects the market sector in which the portfolio invests.
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark to S&P North American Health Care Sector Index. The portfolio changed its benchmark because the Manager believes that the S&P North American Health Care Sector Index represents a better comparison against which to measure the portfolio’s performance.

9

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. JPMorgan Investment Management Inc. Marsico Capital Management, LLC SSgA Funds Management, Inc.

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Morgan Stanley Capital International EAFE Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portion also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the Active Allocated Portion’s sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely

10

track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[23.16% (2003 2nd Quarter)	–22.22% (2002 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[23.09% (2003 2nd Quarter)	–22.16% (2002 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager International Equity Portfolio — Class A	%	%	%
Multimanager International Equity Portfolio — Class B	%	%	%
Morgan Stanley Capital International EAFE Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

11

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Janus Capital Management LLC SSgA Funds Management, Inc. Thornburg Investment Management, Inc.

Key Terms

•

Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•

Large Cap Companies — Companies with market capitalization within the range of the S&P 500 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the S&P 500 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Standard & Poor’s 500 Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the Active Allocated Portions’ sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

12

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[16.14% (2003 2nd Quarter)	–15.48% (2002 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[16.01% (2003 2nd Quarter)	–15.50% (2002 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Core Equity Portfolio — Class A	%	%	%
Multimanager Large Cap Core Equity Portfolio — Class B	%	%	%
Standard & Poor’s 500 Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

13

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Goodman & Co. NY Ltd. SSgA Funds Management, Inc. T. Rowe Price Associates, Inc. Westfield Capital Management Company LP

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•

Large Cap Companies — Companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 1000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in derivatives, including futures and options. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

14

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[13.51% (2003 2nd Quarter)	–18.96% (2002 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[13.40% (2003 2nd Quarter)	–19.07% (2002 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broadbased index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Growth Portfolio — Class A	%	%	%
Multimanager Large Cap Growth Portfolio — Class B	%	%	%
Russell 1000 Growth Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

15

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Institutional Capital LLC MFS Investment Management SSgA Funds Management, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•

Large Cap Companies — Companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. For purposes of this portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 1000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub- advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portion sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations

16

and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub- advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[15.52% (2003 2nd Quarter)	–17.10% (2002 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[15.27% (2003 2nd Quarter)	–17.12% (2002 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Large Cap Value Portfolio — Class A	%	%	%
Multimanager Large Cap Value Portfolio — Class B	%	%	%
Russell 1000 Value Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

17

MULTIMANAGER MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Franklin Advisers, Inc. SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2500 Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this portfolio, mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Growth Index at the time of investment. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $       million to $             billion.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2500 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, and companies based in developing countries. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portion’s sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not

18

invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Mid-Capitalization Risk — The portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[20.46% (2003 2nd Quarter)	–21.58% (2002 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[20.36% (2003 2nd Quarter)	–21.61% (2002 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Mid Cap Growth Portfolio — Class A	%	%	%
Multimanager Mid Cap Growth Portfolio — Class B	%	%	%
Russell 2500 Growth Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

19

MULTIMANAGER MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC SSgA Funds Management, Inc. Tradewinds Global Investors, LLC Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2500 Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this portfolio, mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Value Index at the time of investment. As of December 31, 2008, the market capitalization of such companies within this index ranged from approximately $     million to $     billion.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2500 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, and companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities and derivatives.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk

20

and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•

Mid-Capitalization Risk — The portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•	More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were

21

advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[19.75% (2003 2nd Quarter)	–20.11% (2002 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[19.67% (2003 2nd Quarter)	–20.14% (2002 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Mid Cap Value Portfolio — Class A	%	%	%
Multimanager Mid Cap Value Portfolio — Class B	%	%	%
Russell 2500 Value Index*	%	%	%
*	For more information on this index, see “Description of Benchmarks.”

22

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Pacific Investment Management Company LLC Post Advisory Group, LLC SSgA Funds Management, Inc.

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody’s and pay a higher yield to compensate for their greater risk.

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). Junk bonds generally involve greater volatility of price and risk to principal and income than higher quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities.

Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, are determined to be of comparable quality by a sub-adviser. In the event that any securities held by the portfolio fall below these ratings after the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

With respect to one of the Index Allocated Portions of the portfolio, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion the total return (before taxes) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal tracking error as possible. In this connection, the sub-adviser generally will invest in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities and asset-backed securities. Further, the Index Allocated Portion will be managed at all times duration neutral to the index, and overall sector and quality weightings are closely replicated to the Barclays Capital U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

The second Index Allocated Portion of the portfolio seeks to track the performance of the Barclays Capital U.S. Corporate High Yield Index. Under this passive investment style, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion total return (before taxes) that approximates the total return of the Barclays Capital U.S. Corporate High Yield Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. Generally, the sub-adviser to the Index Allocated Portion invests in a well-diversified portfolio of issuers that attempts to replicate the characteristics of the Barclays Capital U.S. Corporate High Yield Index, including with respect to duration, issuer market weight, credit quality and industry. In seeking to replicate the broad high yield fixed income market, the sub-adviser also will attempt to control portfolio risk at both the index level and at the portfolio construction level by limiting exposure to any one particular issuer as well as limiting exposure to the lower ranges of the high yield sector.

The Active Allocated Portions, may invest, to a limited extent, in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the portfolio’s total assets. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

In selecting investments, the Active Allocated Portions’ sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets. The portfolio attempts to maximize current income by taking advantage

23

of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio). The Active Allocated Portions may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The Active Allocated Portions’ sub- adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers, subject to the approval of the Trusts’ board of trustees.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general

24

decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of the portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•

Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•

Loan Participation and Assignment Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. For more information, see “Mortgage Backed and Asset-Backed Securities Risk” in “More About Investment Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods between October 19, 1999 and August 15, 2003 is that of EQ/High Yield Portfolio and the performance shown for periods prior to October 19, 1999 is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to the date of this prospectus, the portfolio had a different investment strategy, did not have any Index Allocated Portions and consisted entirely of an actively managed portfolio.

25

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[8.04% (2003 2nd Quarter)	–11.04% (1998 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[7.69% (2003 2nd Quarter)	–11.09% (1998 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Multi-Sector Bond Portfolio — Class A	%	%	%
Multimanager Multi-Sector Bond Portfolio — Class B	%	%	%
Merrill Lynch High Yield Master Cash Pay Only Index*	%	%	%
Barclays Capital U.S. Corporate High Yield Index*,**	%	%	%
Barclays Capital U.S. Aggregate Bond Index*,**	%	%	%
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark from the Merrill Lynch High Yield Master Cash Pay Only Index to Barclays Capital U.S. Universal Index and Barclays Capital U.S. Aggregate Bond Index. The portfolio changed its benchmark in connection with its investment strategy change.

26

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Eagle Asset Management, Inc. SSgA Funds Management, Inc. Wells Capital Management Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. For purposes of this portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $     million to $     billion.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities companies based in developing countries and depositary receipts of foreign based companies. The portfolio also may invest, to a limited extent, in illiquid securities and derivatives.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities. The sub- advisers may engage in active and frequent trading of portfolio securities in seeking to achieve the portfolio’s objective.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the

27

underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•

Small-Capitalization Risk — The portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On May 25, 2007 and July 6, 2007, the portfolio merged with EQ/Small Company Growth Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio respectively, each of which was a series of EQ Advisors Trust, a separate trust managed by AXA Equitable. In connection with the merger, the portfolio assumed the operating history and performance record of the EQ/Small Company Growth Portfolio, which, in turn, assumed the operating history and performance record of its predecessor, Enterprise Small Company Growth Portfolio, which transferred its assets to the EQ/Small Company

28

Growth Portfolio on July 9, 2004. The performance included in the bar chart and table below for the periods between July 9, 2004 and May 25, 2007 is that of EQ/Small Company Growth Portfolio and the performance shown for periods prior to July 9, 2004 is that of Enterprise Small Company Growth Portfolio, whose inception date is December 1, 1998. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until December 11, 2006. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A*

Best quarter (% and time period)	Worst quarter (% and time period)
[33.23% (1999 4th Quarter)	–23.21% (2001 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[33.23% (1999 4th Quarter)	–23.21% (2001 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Small Cap Growth Portfolio —Class A*	%	%	%
Multimanager Small Cap Growth Portfolio — Class B	%	%	%
Russell 2000 Growth Index†	%	%	%
*	Class A shares commenced operations on January 22, 2008. Performance information shown is the performance of Class B shares of the portfolio which reflect the effect of 12b-1 fees paid by Class B shares. The portfolio’s Class A shares do not pay any 12b-1 fees.
†	For more information on this index, see “Description of Benchmarks.”

29

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Franklin Advisory Services, LLC Pacific Global Investment Management Company SSgA Funds Management, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•

Small Cap Companies — Companies with market capitalizations within the range of the Russell 2000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. For purposes of this portfolio, small-capitalization companies are companies with market capitalizations within the range of the Russell 2000 Index at the time of investment (market capitalization range of approximately $         billion to $         billion as of December 31, 2008).

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may invest, to a limited extent, in larger capitalization equity securities or investment grade debt securities. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign based companies. The portfolio also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve its investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and

30

due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•

Small-Capitalization Risk — The portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On May 25, 2007, the portfolio merged with EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record. The performance included in the bar chart and table below for the periods prior to May 25, 2007 is that of EQ/Small Cap Value Portfolio, whose inception date is January 1, 1998. The performance results of the portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio

31

because the portfolio’s predecessor was advised by one investment sub-adviser until September 1, 2006. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A*

Best quarter (% and time period)	Worst quarter (% and time period)
[19.39% (1999 2nd Quarter)	–20.10% (1998 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[19.39% (1999 2nd Quarter)	–20.10% (1998 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Multimanager Small Cap Value Portfolio — Class A*	%	%	%
Multimanager Small Cap Value Portfolio — Class B	%	%	%
Russell 2000 Value Index†	%	%	%
*	For periods prior to the date Class IA shares of the portfolio’s predecessor commenced operations (October 2, 2002), performance information shown is the performance of Class IB shares of the predecessor portfolio which reflects the effect of 12b-1 fees paid by Class IB shares of the predecessor portfolio. Class IA shares do not pay any 12b-1 fees.
†	For more information on this index, see “Description of Benchmarks.”

32

MULTIMANAGER TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC SSgA Funds Management, Inc. Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers within a specific market capitalization range. The portfolio can invest in securities of both U.S. and foreign companies.

The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the S&P North American Technology Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a

33

representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•

Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•

Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

34

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[26.83% (2003 2nd Quarter)	–26.94% (2002 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of a broad-based index and an index that the manager believes more closely reflects the market sector in which the portfolio invests.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Technology Portfolio — Class A	%	%	%
Multimanager Technology Portfolio — Class B	%	%	%
Russell 1000 Index*	%	%	%
Russell 1000 Technology Index*	%	%	%
S&P North American Technology Sector Index**	%	%	%
#	The Manager believes that this index more closely reflects the market sector in which the portfolio invests.
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, the portfolio has changed its benchmark to S&P North American Technology Sector Index. The portfolio changed its benchmark because the Manager believes the S&P North American Technology Sector Index represents a better comparison against which to measure the portfolio’s performance.

35

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of a portfolio, reinvest dividends or other distributions or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	Multimanager Aggressive Equity Portfolio		Multimanager Multi-Sector Bond Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.59%	0.59%	0.53%	0.53%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.16%	0.16%	0.18%	0.18%
Total annual operating expenses	0.75%	1.00%	0.71%	0.96%
	Multimanager Core Bond Portfolio		Multimanager Health Care Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.53%	0.53%	0.95%	0.95%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.18%	0.18%	0.22%	0.22%
Total annual operating expenses**	0.71%	0.96%	1.17%	1.42%
	Multimanager International Equity Portfolio		Multimanager Large Cap Core Equity Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.82%	0.82%	0.69%	0.69%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.21%	0.21%	0.21%	0.21%
Total annual operating expenses**	1.03%	1.28%	0.90%	1.15%
	Multimanager Large Cap Growth Portfolio		Multimanager Large Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.75%	0.75%	0.72%	0.72%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.24%	0.24%	0.20%	0.20%
Total annual operating expenses**	0.99%	1.24%	0.92%	1.17%
	Multimanager Mid Cap Growth Portfolio		Multimanager Mid Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.20%	0.20%	0.19%	0.19%
Total annual operating expenses**	1.00%	1.25%	0.99%	1.24%
	Multimanager Small Cap Growth Portfolio		Multimanager Small Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee†	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses†	0.24%	0.24%	0.19%	0.19%
Total annual operating expenses**	1.09%	1.34%	1.04%	1.29%
	Multimanager Technology Portfolio
	CLASS A	CLASS B
Management fee†	0.95%	0.95%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Acquired Fund Fees and Expenses+	0.01%	0.01%
Other expenses†	0.22%	0.22%
Total annual operating expenses (including Acquired Fund Fees and Expenses)**	1.18%	1.43%

36

PORTFOLIO FEES & EXPENSES (cont’d)

†	“Management Fee” and “Other Expenses” have been restated to reflect current fees.
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2010.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administration or other fees to limit the expenses of each portfolio through April 30, 2010 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Net Annual Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies is which a portfolio invests and extraordinary expenses) do not exceed 0.75% for Class A shares and 1.00% for Class B shares of the Core Bond Portfolio, 1.60% for Class A shares and 1.85% for Class B shares of the Health Care Portfolio and the Technology Portfolio, respectively, 1.55% for Class A shares and 1.80% for Class B shares of the International Equity Portfolio, 1.10% for Class A shares and 1.35% for Class B shares of the Large Cap Core Equity Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio, respectively, 1.35% for Class A shares and 1.60% for Class B shares of the Mid Cap Growth Portfolio and the Mid Cap Value Portfolio, respectively, and 1.30% for Class A shares and 1.55% for Class B shares of the Small Cap Growth Portfolio and the Small Cap Value Portfolio, respectively. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Annual Operating Expenses for each of the portfolio’s Class A and Class B shares (other than Core Bond Portfolio and Multi-Sector Bond Portfolio) for the fiscal year ended December 31, 2008 was 0.72% and 0.97% for Aggressive Equity Portfolio, 1.42% and 1.67% for Health Care Portfolio, 1.23% and 1.48% for International Equity Portfolio, 1.09% and 1.34% for Large Cap Core Equity Portfolio, 1.04% and 1.29% for Large Cap Growth Portfolio, 1.01% and 1.26% for Large Cap Value Portfolio, 1.27% and 1.52% for Mid Cap Growth Portfolio, 1.28% and 1.53% for Mid Cap Value Portfolio, 1.10% and 1.35% for Small Cap Growth Portfolio, 1.20% and 1.45% for Small Cap Value Portfolio and 1.42% and 1.67% for Technology Portfolio, respectively.
+	The portfolio invests in shares of unaffiliated investment companies. Therefore, the portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the unaffiliated investment companies and the unaffiliated investment companies’ expenses will reduce the investment return of the portfolio.

37

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	Multimanager Aggressive Equity Portfolio		Multimanager Core Bond Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 77	$ 102	$ 73	$ 98
3 years	$240	$ 319	$227	$ 306
5 years	$418	$ 554	$395	$ 531
10 years	$933	$1,227	$885	$1,178

	Multimanager Health Care Portfolio		Multimanager Multi-Sector Bond Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 119	$ 145	$ 73	$ 98
3 years	$ 372	$ 449	$228	$ 306
5 years	$ 644	$ 776	$396	$ 532
10 years	$1,420	$1,702	$885	$1,180

	Multimanager International Equity Portfolio		Multimanager Large Cap Core Equity Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 105	$ 130	$ 92	$ 117
3 years	$ 328	$ 406	$ 287	$ 365
5 years	$ 569	$ 702	$ 498	$ 633
10 years	$1,259	$1,545	$1,108	$1,398

	Multimanager Large Cap Growth Portfolio		Multimanager Large Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 101	$ 126	$ 94	$ 119
3 years	$ 315	$ 393	$ 294	$ 372
5 years	$ 547	$ 681	$ 510	$ 645
10 years	$1,213	$1,500	$1,134	$1,423

38

PORTFOLIO FEES & EXPENSES (cont’d)

	Multimanager Mid Cap Growth Portfolio		Multimanager Mid Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 102	$ 127	$ 101	$ 126
3 years	$ 318	$ 397	$ 315	$ 393
5 years	$ 552	$ 686	$ 547	$ 681
10 years	$1,225	$1,511	$1,213	$1,500

	Multimanager Small Cap Growth Portfolio		Multimanager Small Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 111	$ 136	$ 106	$ 131
3 years	$ 347	$ 425	$ 331	$ 409
5 years	$ 602	$ 734	$ 574	$ 708
10 years	$1,333	$1,613	$1,271	$1,556

Multimanager Technology Portfolio
	CLASS A	CLASS B
1 year	$ 120	$ 146
3 years	$ 375	$ 452
5 years	$ 649	$ 782
10 years	$1,432	$1,713

39

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Each risk may apply to all the portfolios.

Convertible Securities Risk.  Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities may not subject to any ratings restrictions, although the adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Depositary Receipts Risk.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An portfolio may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a portfolio cannot sell on an open market. This means

40

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

that a portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  The risk of market losses attributable to changes in interest rates. When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Lending Risk.  Each portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If a portfolio lends securities, there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a portfolio.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

Loan Participation and Assignment Risk.  A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit/default risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a lower rated security’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its lower-rated securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return. The Core Bond Portfolio and Multi-Sector Bond Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce their yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-

41

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If a portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, a portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Small-cap and/or Mid-cap Company Risk.  To the extent a portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. A portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid- capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-

42

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are far greater for small-capitalization companies than mid-capitalization companies.

Special Situations Risk.  The portfolios may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The portfolios can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. Each investment strategy may apply to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies and including securities of companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolios may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

43

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also may allocate a portfolio’s assets among additional sub-advisers subject to the approval of the Trust’s board of trustees and has discretion to allocate each portfolio’s assets among the portfolio’s current sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager Mid Cap Growth Portfolio. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2008, AllianceBernstein had approximately $462 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to Multimanager Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2008, AXA Rosenberg Group had approximately $     billion in assets under management.

BlackRock Financial Management, Inc. (“BFM”) serves as a subadviser to Multimanager Core Bond Portfolio. BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock is a publicly-traded corporation (NYSE:BLK) operating as an independent firm, with no majority shareholder and an independent-majority Board of

44

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Directors. Following its acquisition of Merrill Lynch on January 1, 2009, Bank of America Corporation indirectly holds approximately a 49% interest in BlackRock and The PNC Financial Services Group, Inc. (PNC) owns approximately a 33% stake. The remaining approximately 18% is held by employees and the public. PNC and Bank of America are both publicly traded financial services companies.

In connection with the completion of the merger, BlackRock entered into exchange agreements with each of Merrill Lynch and PNC under which each will exchange a portion of the common stock that they hold for non-voting preferred stock. These exchange transactions are expected to close upon receipt of necessary non-US regulatory approvals. Following the completion of the exchange transactions, it is expected that Bank of America and PNC will own approximately 4.9% and 47% of BlackRock’s voting stock, respectively. After the exchanges, the two firms’ total economic ownership will remain at approximately 49% and 33%, respectively.

As of December 31, 2008, BFM had approximately $1.307 trillion in assets under management.

ClearBridge Advisors, LLC (“ClearBridge”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company. As of December 31, 2008, ClearBridge had approximately $49.9 billion in assets under management.

Eagle Asset Management, Inc. (“Eagle”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. Eagle has been providing investment counseling services since 1976 and is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly-traded financial services company. As of December 31, 2008, Eagle had approximately $11.3 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to Multimanager Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2008, Firsthand had approximately $310 million in assets under management.

Franklin Advisers, Inc. (“Franklin Advisers”) serves as a sub-adviser to Multimanager Mid Cap Growth Portfolio. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2008, Franklin Advisers, together with its affiliates, had approximately $     billion in assets under management.

Franklin Advisory Services, LLC (“Franklin”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2008, Franklin, together with its affiliates, had approximately $     billion in assets under management.

Goodman &. Co. NY Ltd. (“Goodman”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. Goodman is a wholly owned subsidiary of Dundee Wealth Management, Ltd., a Toronto Stock Exchange listed company. As of December 31, 2008, Goodman had approximately $     billion in assets under management.

Institutional Capital LLC (“ICAP”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. ICAP is a wholly owned subsidiary of New York Life Investment Management Holdings, LLC, which in turn is a wholly owned subsidiary of New York Life Insurance Company. As of December 31, 2008, ICAP had approximately $12.2 billion in assets under management.

Invesco Aim Capital Management, Inc. (“Invesco Aim Capital Management”) serves as a sub-adviser to Multimanager Health Care Portfolio. Invesco Aim Capital Management is an indirect wholly owned subsidiary of Invesco Aim Management Group, Inc. (“Invesco Aim Management”). Invesco Aim Management is a wholly owned subsidiary of Invesco Ltd., a publicly held company and one of the world’s largest investment services companies. As of December 31, 2008, Invesco Aim Management had approximately $134 billion in assets under management. As of December 31, 2008, Invesco Ltd. had approximately $357 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2008, JCGI had approximately $     billion in assets under management.

JPMorgan Investment Management Inc. (“JPMorgan”) serves as a sub-adviser to Multimanager International Equity Portfolio. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank. As of December 31, 2008, JPMorgan had approximately $     trillion in assets under management.

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2008, Legg Mason had approximately $14.9 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of Marsico. Marsico provides investment services to mutual funds and private accounts. As of December 31, 2008, had approximately $56 billion in assets under management.

45

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

MFS Investment Management (“MFS”) serves as a sub-adviser to Multimanager Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services organization. As of December 31, 2008, the MFS organization had approximately $     billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to Multimanager Core Bond Portfolio and Multimanager Multi-Bond Sector Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, publicly-traded, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had approximately $747 billion in assets under management.

Pacific Global Investment Management Company (“PGIMC”) serves as a sub-adviser to Multimanager Small Cap Value Portfolio. Pacific Global is a privately held corporation. As of December 31, 2008, PGIMC had approximately $363 million in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to Multimanager Multi-Bond Sector Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal is the 100% owner of Post and eight senior management professionals at Post own 28%. As of December 31, 2008, Post had approximately $     billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to Multimanager Health Care Portfolio and Multimanager Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2008, RCM had approximately $11.9 billion in assets under management.

SSgA Funds Management, Inc. (“SSgA FM”) serves as a sub-adviser to the Index Allocated Portion of each portfolio. SSgA FM is a wholly owned subsidiary of State Street Corporation, a publicly traded company. As of December 31, 2008, SSgA FM had over $     billion in assets under management.

Tradewinds Global Investors, LLC (“Tradewinds”) serves as a sub-advisor to Multimanager Mid Cap Value Portfolio. Tradewinds is a limited liability company whose sole business is investment management. Tradewinds is a wholly owned subsidiary of NWQ Holdings LLC, which is wholly owned subsidiary of Nuveen Investments, Inc. As of December 31, 2008, Tradewinds had approximately $20.6 billion in assets under management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2008, Thornburg had approximately $33.7 billion in assets under management.

T. Rowe Price Associates, Inc. (“T. Rowe”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. T. Rowe is a wholly owned subsidiary of the T. Rowe Price Group, which is a publicly-traded financial services firm. As of December 31, 2008, T. Rowe and its affiliates had approximately $     billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to Multimanager Health Care Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio. Wellington Management is a Massachusetts limited liability partnership. Addresses are included later. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Wells Capital Management Inc. (“Wells Capital Management”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. In particular, two separate investment management teams within Wells Capital Management serve as sub-adviser to two distinct allocated portions of the Multimanager Small Cap Growth Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2008, Wells Capital Management had approximately $     billion in assets under management.

Westfield Capital Management Company LP (“WCM”) serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. WCM is a subsidiary of Boston Private Financial Holdings, Inc., a publicly traded corporation. WCM employees effectively own 40% of the firm, with the right to purchase a remaining 30% in 2010 and the final 30% in 2014. As of December 31, 2008, WCM had approximately $         billion in assets under management.

46

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Aggressive Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the allocated portion of the portfolio are made by Catherine Wood. Ms. Wood is a member of AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is Senior Vice President and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time.

Clearbridge Advisors, LLC 620 Eighth Avenue New York, NY 10018 Portfolio Managers Richard Freeman Evan Bauman

Richard Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, is responsible for the day-to-day management of the allocated portion of the portfolio. He is assisted by Evan Bauman.

Mr. Freeman has more than 30 years of securities business experience, 25 years of which has been with ClearBridge or its predecessors. Mr. Bauman, Portfolio Manager and Managing Director of Clearbridge, has been with ClearBridge or its predecessors since 1996. He has more than 10 years of investment industry experience.

	Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202 Portfolio Manager Robert G. Hagstrom, Jr.	Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason Capital Management, Inc.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the allocated portion of the portfolio. Thomas F. Marsico is the Chief Executive Officer and Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

47

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and, since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Multimanager Core Bond Portfolio	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022 Portfolio Managers Scott M. Amero Matthew Marra Andrew J. Phillips

Scott M. Amero, Matthew Marra and Andrew J. Phillips are primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BFM’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BFM’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Mr. Marra, Managing Director since 2005, is a member of BFM’s Fixed Income Portfolio Management Group. He is a senior portfolio manager for Core Strategies. Mr. Marra helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts and is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

48

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Phillips, Managing Director since 1998, is BFM’s Global Chief Operating Officer for Fixed Income Portfolio Management and a member of the Operating and Leadership Committees. He is responsible for ensuring the consistent implementation of strategies across fixed income portfolios. In addition, he oversees planning and development issues, compensation management, new product initiatives, and coordinating work with the Risk & Quantitative Analysis Group and BlackRock Solutions across the fixed income business. Before taking on his current role, Mr. Phillips was co-head of US Fixed Income within the Fixed Income Portfolio Management Group. He was lead sector specialist for mortgages and a senior portfolio manager for all US fixed income total return accounts. Mr. Phillips has been a member of BFM’s fixed income team since 1991.

Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Paul A. McCulley

Paul A. McCulley is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. McCulley is Managing Director, Generalist Portfolio Manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999 and has had portfolio management responsibilities since that time.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Mike Brunell

John Kirby and Mike Brunell are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Mr. Kirby is a Principal of SSgA FM and a Vice President of State Street Global Advisors. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

Mr. Brunell is a Principal of SSgA FM and State Street Global Advisors. He is a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Multimanager Health Care Portfolio	Invesco Aim Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Manager Derek Taner Dean Dillard

Derek Taner, Portfolio Manager, has been responsible for the allocated portion of the portfolio since 2005 and has been associated with Invesco Aim Capital Management and/or its affiliates as an investment professional since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

Dean Dillard, Portfolio Manager, has been responsible for the allocated portion of the portfolio since 2009 and has been associated with Invesco Aim and/or its affiliates since 2000.

49

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Michael Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 to October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004, he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Robert L. Deresiewicz Ann C. Gallo Jean M. Hynes, CFA Kirk J. Mayer, CFA

Robert L. Deresiewicz, Ann C. Gallo, Jean M. Hynes and Kirk J. Mayer are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004.

Ms. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception. Ms. Hynes, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management in 1991 and has been an investment professional since 1993.

Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception. Mr. Mayer, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

50

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager International Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the sub-adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio management team are: Sharon Fay, Kevin Simms, John Mahedy and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined AllianceBernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value Equities in 2003, which he has assumed in addition to his role as Director of Research-Global and International Value equities, a position he has held since 2000. He joined AllianceBernstein in 1992.

Mr. Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — U.S. Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

Mr. D’Auria was named Co-CIO of International Value Equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of AllianceBernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991.

JPMorgan Investment Management Inc. 245 Park Avenue New York, NY 10167 Portfolio Management Team

Howard Williams and James Fisher are the members of the portfolio management team primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Williams joined JPMorgan as a portfolio manager in 1994 and has had portfolio management responsibilities since that time. He is currently a Managing Director and the head of JPMorgan’s Global Equities Team.

51

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Mr. Fisher joined JPMorgan in 1985 as a trainee portfolio manager and has had portfolio management responsibilities since that time. He is currently a Managing Director and Portfolio Manager in JPMorgan’s Equities Team.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman, portfolio manager, is primarily responsible for day-to-day management of the allocated portion of the portfolio. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

Multimanager Large Cap Core Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak is an executive vice president of AllianceBernstein and a member of the firm’s Executive Committee. She also is President of Sanford C. Bernstein Mutual Funds and a Director of SCB Inc. Ms. Fedak joined Sanford C. Bernstein & Co., Inc. (a predecessor company of AllianceBernstein) in 1984 as a senior portfolio manager. From 1993 to 2003, she was Chief Investment Officer for US Large-Cap Value Equities.

52

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

John Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — US Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also Chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto, CFA	E. Marc Pinto is primarily responsible for day-to-day management of the allocated portion of the portfolio, which he has managed since December 31, 2001. Mr. Pinto joined Janus in 1994 as an analyst and has acted as portfolio manager of other Janus-advised mutual funds since May 2005. Mr. Pinto is also portfolio manager of other Janus accounts.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

53

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Managers William V. Fries, CFA Connor Browne, CFA Ed Maran, CFA

William V. Fries, Connor Browne and Ed Maran are primarily responsible for day-to-day management of the allocated portion of the portfolio.

William V. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995 when he joined the firm.

Connor Browne, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time. In 2006, Mr. Browne became Co-Portfolio Manager and Managing Director.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and was named Managing Director in 2004 and has had portfolio management responsibilities since he joined the firm.

Multimanager Large Cap Growth Portfolio	Goodman &. Co. NY Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9 Portfolio Manager Noah Blackstein

Noah Blackstein is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Blackstein is a Vice President of Goodman and joined Goodman in 1997 as a portfolio manager. Mr. Blackstein has more than 14 years of securities business experience, 11 of which has been with Goodman.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202. Portfolio Management Team	An Investment Advisory Committee is responsible for the day-to-day management of the allocated portion of the portfolio. Robert W. Sharps, lead Portfolio Manager, has primary responsibility for the day-to-day management of the allocated portion of the portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1996.

54

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Westfield Capital Management Company LP One Financial Center Boston, MA 02111 Portfolio Management Team

WCM’s Investment Committee is responsible for the day-to-day management of the allocated portion of the portfolio, which consists of Arthur J. Bauernfeind, William A. Muggia, Ethan J. Meyers, Scott R. Emerman and Matthew Strobeck as well as WCM’s other security analysts. Industry sectors are divided among the committee members.

Arthur J. Bauernfeind has been Chairman since 1990. Mr. Bauernfeind covers macroeconomic events for the WCM Allocated Portion.

William A. Muggia has been President, Chief Executive Officer and Chief Investment Officer since 1994. Mr. Muggia covers the Healthcare and Energy sectors for the WCM Allocated Portion and is the lead member of the Investment Committee.

Ethan J. Meyers has been a Partner since 1999. Mr. Meyers is responsible for covering the Financials sector and the consumer services industry of the WCM Allocated Portion.

Scott R. Emerman has been a Partner since 2002. Mr. Emerman is responsible for covering the Consumer Discretionary and Consumer Staples sectors for the WCM Allocated Portion.

Matthew Strobeck has been a Partner since 2003. Mr. Strobeck is responsible for covering the Healthcare sector for the WCM Allocated Portion.

Multimanager Large Cap Value Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak is an executive vice president of AllianceBernstein and a member of the firm’s Executive Committee. She also is President of Sanford C. Bernstein Mutual Funds and a Director of SCB Inc. Ms. Fedak joined Sanford C. Bernstein & Co., Inc (a predecessor company of AllianceBernstein) in 1984 as a senior portfolio manager. From 1993 to 2003, she was Chief Investment Officer for US Large-Cap Value Equities.

John Mahedy is Co-CIO of AllianceBernstein’s US Value Equities having held the position since 2003. Previously, he served as director of research — US Value Equities from 2001-2003. Prior to that position, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991.

55

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Marx is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a Research Analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since he joined the firm.

Mr. Phillips is a Senior Portfolio Manager and Member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since he joined the firm.

Institutional Capital LLC 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Jerrold K. Senser Thomas R. Wenzel

Jerrold K. Senser and Thomas R. Wenzel are primarily responsible for the day-to-day management of the allocated portion of the portfolio.

Mr. Senser serves as chief executive officer and chief investment officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser joined the firm in 1986 and has had portfolio management responsibilities since that time.

Mr. Wenzel serves as executive vice president and director of research of ICAP. Mr. Wenzel is a senior member of the investment committee and serves as a lead portfolio manager for all of ICAP’s investment strategies. Mr. Wenzel joined ICAP in 1993 and has had portfolio management responsibilities since that time.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Chitkara is an Investment Officer and portfolio manager with MFS and has been employed in the investment area of MFS since 1997. Mr. Gorham is an Investment Officer and portfolio manager with MFS and has been employed in the investment area of MFS since 1992.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

56

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

Multimanager Mid Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the allocated portion of the portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the allocated portion of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse-Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as Team Leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003.

57

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are the members of the portfolio management team primarily responsible for the day-to-day management of the allocated portion of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin Advisers and its predecessor since 1987.

Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager Stephen Mortimer	Stephen Mortimer is primarily responsible for the day-to-day management of the Wellington Management Allocated Portion of the Portfolio. Mr. Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2001.

58

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the allocated portion of the portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067 Portfolio Manager David B. Iben

David B. Iben, CFA is primarily responsible for the day-to-day management of the Tradewinds Allocated Portion. Mr. Iben is Chief Investment Officer and Executive Managing Director of Tradewinds and joined Tradewinds in 2006 as an investment professional. Prior to joining Tradewinds, Mr. Iben was a portfolio manager at NWQ Investment Management Company from 2000 to 2006. He has more than 27 years of investment experience.

59

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy

James N. Mordy is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management as an investment professional in 1985.

Multimanager Multi-Sector Bond Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Mark Hudoff	Mark Hudoff is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Hudoff is an Executive Vice President of PIMCO. Mr. Hudoff joined the firm in 1996 as a Senior Credit Analyst, and has served as a portfolio manager of fixed income accounts for various institutional clients since that time.

	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025 Portfolio Managers Allan Schweitzer	Allan Schweitzer is primarily responsible for the day-to-day management of the allocated portion of the portfolio. Mr. Schweitzer, Chief Investment Officer of Post, joined Post in 2000 as a Managing Director and has held his current position since January 2009.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers John Kirby Elya Schwartzman

John Kirby and Elya Schwartzman are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Mr. Kirby is a Principal of SSgA FM and a Vice President of State Street Global Advisors. He is head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997.

Mr. Schwartzman is a Principal of SSgA FM and a Vice President of State Street Global Advisors and is a member of the Passive Fixed Income Team. Previously, Mr. Schwartzman spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade markets. He joined SSgA in 1999 and has been working in the Fixed Income field since 1996.

Multimanager Small Cap Growth Portfolio	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Portfolio Managers Bert Boksen, CFA Eric Mintz, CFA

Bert L. Boksen is primarily responsible for the day to day management of the allocated portion of the portfolio. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the allocated portion of the portfolio. Mr Mintz does not have individual discretion over the assets of the allocated portion of the portfolio. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

60

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988.

Wells Capital Management Inc. 525 Market Street San Francisco, CA 94105 Portfolio Managers Jerome Philpott Stuart Roberts Portfolio Managers Thomas C. Ognar, CFA Bruce C. Olson, CFA

Jerome “Cam” Philpott and Stuart Roberts are primarily responsible for the day-to-day management of one of two allocated portions of the portfolio managed by Wells Capital Management.

Mr. Philpott, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Philpott was a senior portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Growth Equity team.

Mr. Roberts, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management, which he joined in 1990 as founder of the Small Cap Growth Equity Strategy. He has specialized in small-cap growth investments since 1983.

61

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Thomas C. Ognar and Bruce C. Olson are the members of the Wells Capital Management’s Growth Equity Team who are primarily responsible for the day-to-day management of the second of two allocated portions of the Small Cap Growth Portfolio managed by Wells Capital Management.

Mr. Ognar, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and has managed separate and institutional accounts since 2001.

Mr. Olson, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. since 1994 and has managed separate and institutional accounts since January 1998.

Multimanager Small Cap Value Portfolio	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024 Portfolio Management Team

The portion of the portfolio allocated to Franklin (“Franklin Allocated Portion”) is managed by a team of investment professionals. The portfolio managers have responsibility for the day-to-day management of the Franklin Allocated Portion and operate as a team providing research and advice on the purchases and sales of individual securities for the Franklin Allocated Portion. The portfolio managers of the team include William J. Lippman, Bruce C. Baughman, CFA, Margaret McGee, Y. Dogan Sahin and Donald G. Taylor, CPA.

Mr. Lippman, President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He has primary responsibility for the investments of the Franklin Allocated Portion. He has final authority over all aspects of the Franklin Allocated Portion’s investment portfolio, including but not limited to, purchases and sales of individual securities. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Mr. Baughman, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1988 and has held his current position since that time. He is a portfolio manager for the Franklin Allocation Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

Ms. McGee, Vice President of Franklin, joined Franklin Templeton Investments in 1988. She has held her current position since 1997. She is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

62

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience

Mr. Sahin is a portfolio manager with Franklin. Mr. Sahin joined Franklin in September 2003 as a research analyst. From 2001 to 2003, Mr. Sahin was a research analyst with Franklin Templeton Investments.

Mr. Taylor, Senior Vice President of Franklin, joined Franklin Templeton Investments in 1996 and has held his current position since that time. He is a portfolio manager for the Franklin Allocated Portion, providing research and advice on the purchases and sales of individual securities and portfolio risk assessment.

	Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203 Portfolio Manager George A. Henning	George A. Henning founder and principle owner of PGIMC is primarily responsible for the day-to-day management of the PGIMC Allocated Portion of the portfolio. Mr. Henning has been a portfolio manager since founding PGIMC 17 years ago. He has more than 25 years of securities business experience.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

63

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the allocated portion of the portfolio. Mr. Landis is a Portfolio Manager for Firsthand and has been an executive of the firm since co-founding it in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager since 2004 and has been associated with RCM as an investment professional since 1984.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Vice President of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivitive Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

64

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill, CFA Nicolas B. Boullet Bruce L. Glazer Anita M. Killian, CFA Scott E. Simpson

John F. Averill, Nicolas B. Boullet, Bruce L. Glazer, Anita M. Killian and Scott E. Simpson are primarily responsible for day-to-day management of the allocated portion of the portfolio.

Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management in 2005, he held various positions at Ingenio, a technology start-up firm in San Francisco from 2000 to 2003.

Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined Wellington Management as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Effective June 30, 2009, Scott E. Simpson will be withdrawing from the Wellington Management partnership. Accordingly, prior to June 30, 2009, Mr. Simpson’s responsibilities with respect to the portfolio will be gradually transitioned to other members of the team until such time as Mr. Simpson is no longer involved in portfolio management and securities analysis for the portfolio.

65

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each portfolio pays a contractual fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, the Large Cap Core Equity Portfolio and Large Cap Growth Portfolio each paid a management fee at an annual rate of     % and     %, respectively, of the average daily net assets of the portfolio. The Large Cap Value Portfolio paid a management fee at an annual rate of     %. The Mid Cap Growth Portfolio and Mid Cap Value Portfolio each paid a management fee at an annual rate of     % and     %, respectively, of the average daily net assets of the portfolio. The Small Cap Growth Portfolio and Small Cap Value Portfolio each paid a management fee at an annual rate of     % and     %, respectively, of the average daily net assets of the portfolio. The International Equity Portfolio paid a management fee at an annual rate of     % of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each paid a management fee at an annual rate of     % of the average daily net assets of the portfolio. The Core Bond Portfolio paid a management fee at an annual rate of     % of the average daily net assets of the portfolio. The Multi-Sector Bond Portfolio paid a management fee at an annual rate of     % of the average daily net assets of the portfolio. The Aggressive Equity Portfolio paid a management fee at an annual rate of     % of the average daily net assets of the portfolio.

During fiscal year 2008, the Manager agreed to reduce the contractual management for certain Portfolios. The following table shows the contractual rate of the management fees (as a percentage of the portfolio’s average daily net assets) payable by each portfolio.

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager Large Cap Core Equity	0.700%	0.650%	0.625%	0.600%	0.575%
Multimanager Large Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Large Cap Value	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager International Equity	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%
Multimanager Health Care	0.950%	0.900%	0.875%	0.850%	0.825%
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%
Multimanager Small Cap Value	0.850%	0.800%	0.775%	0.750%	0.725%

Portfolio	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

Portfolio	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager High Yield	0.550%	0.525%	0.500%	0.480%	0.470%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2008, except that a discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreements with WCM on behalf of the Multimanager Large Cap Growth Portfolio, Goodman on behalf of the Multimanager Large Cap Growth Portfolio, Wellington Management on behalf of the Multimanager Mid Cap Growth Portfolio and PGIMC on behalf of the Multimanager Small Cap Value Portfolio is available in the Trust’s Semi-Annual Report to Shareholders for the period ended June 30, 2008 and a discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreement with Wells Capital Management on behalf of the Multimanager Small Cap Growth Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended June 30, 2007.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures

66

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

and anti-money laundering program. For administrative services, in addition to the management fee, the portfolios pay AXA Equitable a contractual fee at an annual rate of 0.15% of the portfolios’ total average net assets up to and including $15 billion, 0.125% of the portfolios’ total average net assets over $15 billion up to and including $30 billion, and 0.100% of the portfolios’ total average net assets over $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting through April 30, 2010 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each portfolio (except Aggressive Equity Portfolio and Multi-Sector Bond Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administration and other fees to limit the expenses of each portfolio listed below so that the net annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, fees and expenses of other investment companies in which a portfolio invests, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), do not exceed 0.75% for the Core Bond Portfolio, 1.60% for the Health Care Portfolio and Technology Portfolio, 1.55% for the International Equity Portfolio, 1.10% for the Large Cap Core Equity Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio, 1.35% for the Mid Cap Growth Portfolio and the Mid Cap Value Portfolio and 1.30% for the Small Cap Growth Portfolio and the Small Cap Value Portfolio.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

Legal Proceedings Relating to the Sub-advisers

Invesco Aim Capital Management, Inc.

Invesco Aim Capital Management, Inc. (“Invesco Aim Capital Management”) is a subsidiary of Invesco Aim Advisors, Inc. (“Invesco Aim Advisors”, formerly A I M Advisors, Inc.), which is an indirect wholly owned subsidiary of Invesco Ltd. (“Invesco”). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds.

Regulatory Inquiries and Pending Litigation

Civil lawsuits, including regulatory proceedings and purported class action and shareholder derivative suits against certain AIM Funds, INVESCO Funds Group, Inc (IFG) (the former investment advisor to certain AIM Funds), Invesco Aim Advisors, Inc. (Invesco Aim Advisors), Invesco Aim Distributors, Inc. (Invesco Aim Distributors) (the distributor of the AIM Funds) and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; and (ii) that certain funds inadequately employed fair value pricing.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against AIM Funds, IFG, Invesco Aim Advisors, Invesco Aim Distributors and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, at www.invescoaim.com.

AllianceBernstein L.P.

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

67

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1.	Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants - mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the 1940 Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

*    *    *

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1.	Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

68

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require AllianceBernstein to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. AllianceBernstein responded to the Information Requests and is cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2.	On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the 1940 Act by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio

69

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Janus Capital Management LLC

In the fall of 2003, the SEC, NYAG, the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (‘‘CDS’’) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus, frequent trading arrangements.

A number of civil lawsuits were brought against Janus and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

70

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the 1940 Act. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice; the plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter is scheduled to commence in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. In addition to a recently filed Motion to Discharge Order to Show Cause, JCGI and Janus, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Pacific Investment Management Company LLC (“PIMCO”)

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, trustees, and employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares during specified periods, or as derivative actions. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees and employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims,

71

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

RCM Capital Management LLC

Since February, 2004, RCM Capital Management LLC (“RCM”), in its capacity as a sub-adviser to various mutual funds, has been named as a defendant in the four “revenue sharing” lawsuits described above in the section entitled “Pacific Investment Management Company LLC”, which have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The consolidated lawsuits were commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of various mutual funds during specified periods, or as derivative actions. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The revenue sharing action seeks, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

It is possible that these matters and/or other developments resulting from these matters could result in increased portfolio redemptions or other adverse consequences to the portfolio. However, RCM believes that these matters are not likely to have a material adverse effect on the portfolio or on RCM’s ability to perform its investment advisory services relating to the portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are material.

Wells Capital Management Inc.

Wells Capital Management Inc. (“Wells”) has been joined as a defendant in a class action lawsuit filed against it and Wells Fargo in connection with an alleged violation of the 1940 Act. However, Wells believes it was erroneously joined in this action and it is working with the plaintiff’s counsel to obtain a dismissal. Wells may also from time to time be engaged in legal employment related actions with current and former employees. Based upon reasonable inquiry, Wells is informed and believes that none of its officers, employees or directors has been subject to any legal action relating to their employment with Wells.

72

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., International Equity Portfolio), the securities of small- and mid-capitalization companies (e.g., Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) or high-yield securities (e.g., Multi-Sector Bond Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s board of trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated

73

PORTFOLIO SERVICES (cont’d)

telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

74

PORTFOLIO SERVICES (cont’d)

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•

Equity securities (including securities issued by exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios (other than the Core Bond Portfolio) generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

75

PORTFOLIO SERVICES (cont’d)

Tax Consequences

Each portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, (the “Co-distributors”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% (subject to 0.50% maximum) of each portfolio’s average daily net assets attributable to Class B shares. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

76

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

77

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

Merrill Lynch High Yield Master Cash Pay Only Index

Is an unmanaged index that tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Corporate High Yield Index

An unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch or, if unrated, previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

Russell 1000® Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the investable U.S. equity market. The Russell 3000 Index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000® Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Russell 2000® Growth Index

Is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

78

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 2000® Value Index

Is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500™ Growth Index

Is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index contains 2,500 of the smallest companies in the Russell 3000 Index.

Russell 2500™ Value Index

Is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index contains 2,500 of the smallest companies in the Russell 3000 Index.

Russell 3000® Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is composed of 3,000 large U.S. securities as determined by total market capitalization. The index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Technology Index

Contains those Russell 1000 Index securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 Index securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Standard & Poor’s 500 Composite Stock Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard & Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P North American Health Care Sector Index

Is an index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

S&P North American Technology Sector Index

Is a modified capitalization-weighted index composed of companies involved in the technology industry.

79

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for each of the portfolios. The financial information in the table below is for the past five (5) years. The information below has been derived from the financial statements of the Trust, which have been audited by                 , an independent registered public accounting firm.                  report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

80

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or value standards inquiries, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the IDEA database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2009 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2009

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(34921)

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty-two (22) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the five (5) AXA Allocation Portfolios of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for the Trust’s Class B shares. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including its investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective and policies of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is AXA Equitable (the “Manager”). The Manager, through its AXA Funds Management Group unit, provides the day-to-day management of the AXA Allocation Portfolios. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s Board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each AXA Allocation Portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the portfolio invests. Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of an AXA Allocation Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. AXA Equitable may sell an AXA Allocation Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities. The following chart describes the current asset allocation targets and target investment percentages among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Percentage of Equity	20%	40%	50%	70%	90%
• International	5%	10%	15%	20%	25%
• Large Cap	10%	20%	25%	35%	45%
• Small/Mid Cap	5%	10%	10%	15%	20%
Percentage of Fixed Income*	80%	60%	50%	30%	10%
• Investment Grade	75%	55%	45%	28%	9%
• High Yield	5%	5%	5%	2%	1%

*	The target allocation for the investment grade and high yield fixed income classes may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class and asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings periodically to bring its asset allocation back into alignment with its asset allocation targets and target investment percentages. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

1

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Allocation Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

EQ/Intermediate Government Bond Index

EQ/Bond Index

EQ/Evergreen International Bond

EQ/Government Securities

EQ/Core Bond Index

EQ/Quality Bond PLUS

EQ/Long Term Bond

EQ/Money Market

EQ/PIMCO Real Return

EQ/Short Duration Bond

Multimanager Core Bond

EQ/Caywood-Scholl High Yield Bond Multimanager Multi-Sector Bond

Large Cap Equities	Small/Mid Cap Equities

EQ/AllianceBernstein Common Stock

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Davis New York Venture

EQ/Equity 500 Index

EQ/Evergreen Omega

EQ/GAMCO Mergers and Acquisitions

EQ/JPMorgan Value Opportunities

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Large Cap Core PLUS

EQ/Large Cap Growth PLUS

EQ/Large Cap Value Index

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Marsico Focus

EQ/Montag & Caldwell Growth

EQ/Mutual Shares

EQ/Oppenheimer Main Street Opportunity

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

Multimanager Aggressive Equity

Multimanager Large Cap Core Equity

Multimanager Large Cap Growth

Multimanager Large Cap Value

EQ/AllianceBernstein Small Cap Growth

EQ/Ariel Appreciation II

EQ/Franklin Small Cap Value

EQ/GAMCO Small Company Value

EQ/Lord Abbett Mid Cap Value

EQ/Mid Cap Index

EQ/Mid Cap Value PLUS

EQ/Oppenheimer Main Street Small Cap

EQ/Small Company Index

EQ/Van Kampen Mid Cap Growth

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

Multimanager Small Cap Growth

Multimanager Small Cap Value

International Equities

EQ/AllianceBernstein International

EQ/BlackRock International Value

EQ/International Core PLUS

EQ/International ETF

EQ/International Growth

EQ/Oppenheimer Global

EQ/Templeton Growth

EQ/Van Kampen Emerging Markets Equity

Multimanager International Equity

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

2

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Risks Associated with Underlying Portfolios — The investments of each AXA Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each AXA Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the AXA Allocation Portfolios invest in Underlying Portfolios, each AXA Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the AXA Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the AXA Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the AXA Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the AXA Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the AXA Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

3

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[3.40% (2004 4th Quarter)	–1.48% (2004 2nd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[3.33% (2004 4th Quarter)	–1.57 (2004 2nd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Five-Year	Since Inception
AXA Conservative Allocation Portfolio — Class A	%	%	%
AXA Conservative Allocation Portfolio — Class B	%	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%	%
MSCI EAFE Index*	%	%	%
S&P 500 Index*	%	%	%
Conservative Allocation Composite Index*,**	%	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

4

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	10%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	55%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Risks Associated with Underlying Portfolios — The investments of each AXA Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each AXA Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the AXA Allocation Portfolios invest in Underlying Portfolios, each AXA Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the AXA Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the AXA Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the AXA Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, fixed income risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the AXA Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the AXA Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

5

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[5.46% (2004 4th Quarter)	–1.96 (2005 1st Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[5.39% (2004 4th Quarter)	–2.05% (2005 1st Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Five-Year	Since Inception
AXA Conservative-Plus Allocation Portfolio — Class A	%	%	%
AXA Conservative-Plus Allocation Portfolio — Class B	%	%	%
Conservative-Plus Allocation Composite Index*		%
Barclays Capital U.S. Aggregate Bond Index*	%	%	%
S&P 500 Index*	%	%	%
MSCI EAFE Index*	%	%	%
Conservative-Plus Allocation Composite Index*,**	%	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

6

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	15%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	45%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Risks Associated with Underlying Portfolios — The investments of each AXA Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each AXA Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the AXA Allocation Portfolios invest in Underlying Portfolios, each AXA Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the AXA Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the AXA Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the AXA Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, fixed income risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the AXA Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the AXA Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

7

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed the EQ/Balanced Portfolio’s operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that have been in place since August 15, 2003. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity or debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. In addition, while the portfolio is directly advised by the Manager, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000, and, after that date, by multiple investment sub-advisers until August 15, 2003.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[13.88% (1998 4th Quarter)	–8.44% (2001 3rd Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[13.82% (1998 4th Quarter)	–8.49 (2001 3rd Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio — Class A	%	%	%
AXA Moderate Allocation Portfolio — Class B	%	%	%
S&P 500 Index*	%	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%	%
MSCI EAFE Index*	%	%	%
Moderate Allocation Composite Index*,**	%	%	%
*	For more information on this index, see “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

8

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through Underlying Portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	20%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	28%
High Yield Bonds	2%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Risks Associated with Underlying Portfolios — The investments of each AXA Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each AXA Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the AXA Allocation Portfolios invest in Underlying Portfolios, each AXA Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the AXA Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the AXA Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the AXA Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, fixed income risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the AXA Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the AXA Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

9

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[9.54% (2004 4th Quarter)	–2.20% (2005 1st Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[9.45% (2004 4th Quarter)	–2.20% (2005 1st Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns

	One Year	Five-Year	Since Inception
AXA Moderate — Plus Allocation Portfolio — Class A	%	%	%
AXA Moderate — Plus Allocation Portfolio — Class B	%	%	%
S&P 500 Index*	%	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%	%
MSCI EAFE Index*	%	%	%
Moderate — Plus Allocation Composite Index*,**	%	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

10

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in equity investments and approximately 10% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	9%
High Yield Bonds	1%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Risks Associated with Underlying Portfolios — The investments of each AXA Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each AXA Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the AXA Allocation Portfolios invest in Underlying Portfolios, each AXA Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the AXA Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the AXA Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer-specific risk, portfolio management risk, security risk and sub-adviser selection risk. In addition, to the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the AXA Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, fixed income risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the AXA Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the AXA Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

11

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and asset categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[10.77% (2004 4th Quarter)	–3.30% (2005 1st Quarter)]

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[10.60% (2004 4th Quarter)	–3.22% (2005 1st Quarter)]

The table below shows how the average annual total returns for the one-year, five-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Five-Year	Since Inception
AXA Aggressive Allocation Portfolio — Class A	%	%	%
AXA Aggressive Allocation Portfolio — Class B	%	%	%
S&P 500 Index*	%	%	%
Barclays Capital Aggregate Bond Index*	%	%	%
MSCI EAFE Index*	%	%	%
Aggressive Allocation Composite Index*,**	%	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

12

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or other distributions or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Conservative Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	0.21%	0.21%
Acquired Fund Fees and Expenses[1] (Underlying Portfolios)	0.69%	0.69%
Total annual operating expenses	1.00%	1.25%
Less fee waiver/expense reimbursements[2]	(0.25)%	(0.25)%
Net annual operating expenses and Acquired Fund Fees and Expenses[2]	0.75%	1.00%
	AXA Conservative-Plus Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	0.19%	0.19%
Acquired Fund Fees and Expenses[1] (Underlying Portfolios)	0.76%	0.76%
Total annual operating expenses	1.05%	1.30%
Less fee waiver/expense reimbursements[2]	(0.20)%	(0.20)%
Net annual operating expenses and Acquired Fund Fees and Expenses[2]	0.85%	1.10%
	AXA Moderate Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	0.17%	0.17%
Acquired Fund Fees and Expenses[1] (Underlying Portfolios)	0.82%	0.82%
Total annual operating expenses	1.09%	1.34%
Less fee waiver/expense reimbursements[2]	(0.19)%	(0.19)%
Net annual operating expenses and Acquired Fund Fees and Expenses[2]	0.90%	1.15%
	AXA Moderate-Plus Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	0.17%	0.17%
Acquired Fund Fees and Expenses[1] (Underlying Portfolios)	0.86%	0.86%
Total annual operating expenses	1.13%	1.38%
Less fee waiver/expense reimbursements[2]	(0.18)%	(0.18)%
Net annual operating expenses and Acquired Fund Fees and Expenses[2]	0.95%	1.20%
	AXA Aggressive Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	0.17%	0.17%
Acquired Fund Fees and Expenses[1] (Underlying Portfolios)	0.92%	0.92%
Total annual operating expenses	1.19%	1.44%
Less fee waiver/expense reimbursements[2]	(0.19)%	(0.19)%
Net annual operating expenses and Acquired Fund Fees and Expenses[2]	1.00%	1.25%
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is equal to annual rate of 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2010.
1	The Portfolio invests in shares of other investment companies. Therefore, the portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the underlying investment companies and the investment return of the portfolio will be reduced by each underlying investment company’s expenses.

13

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

2	Pursuant to a contract, AXA Equitable has agreed to make payments or waive or limit its management, administrative and other fees to limit the expenses of the AXA Allocation Portfolio through April 30, 2010 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Net Annual Portfolio Operating Expenses (including Acquired Fund Fees and Expenses) of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, and extraordinary expenses) do not exceed the following:

Portfolio	CLASS A SHARES	CLASS B SHARES
Conservative Allocation	0.75%	1.00%
Conservative-Plus Allocation	0.85%	1.10%
Moderate Allocation	0.90%	1.15%
Moderate-Plus Allocation	0.95%	1.20%
Aggressive Allocation	1.00%	1.25%

AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of an AXA Allocation Portfolio’s expense ratio and such reimbursements do not exceed the AXA Allocation Portfolio’s expense cap as set forth in the Expense Limitation Agreement. AXA Equitable may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management Team – The Manager – Expense Limitation Agreement.”

Example

This example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing.

The example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses (and the expenses of the Underlying Portfolios incurred indirectly) remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. In addition, the fees and expenses of the Underlying Portfolios incurred indirectly by an AXA Allocation Portfolio will vary depending on, among other things, the AXA Allocation Portfolio’s allocation of assets among the Underlying Portfolios. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio		AXA Conservative-Plus Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 77	$ 102	$ 87	$ 112
3 years	$ 294	$ 372	$ 314	$ 392
5 years	$ 528	$ 662	$ 560	$ 694
10 years	$1,202	$1,489	$1,265	$1,550

	AXA Moderate Allocation Portfolio		AXA Moderate-Plus Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$ 92	$ 117	$ 97	$ 122
3 years	$ 328	$ 406	$ 341	$ 419
5 years	$ 582	$ 716	$ 605	$ 738
10 years	$1,312	$1,596	$1,359	$1,642

AXA Aggressive Allocation Portfolio
	CLASS A	CLASS B
1 year	$ 102	$ 127
3 years	$ 359	$ 429
5 years	$ 636	$ 749
10 years	$1,426	$1,656

14

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in foreign securities, the performance of the portfolio will be subject to the risks of investing in foreign securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

General Risks of Underlying Portfolios

Each of the Underlying Portfolios may be subject to certain general investment risks, as discussed below.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s or portion thereof’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio or portion thereof also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio or portion thereof uses a derivative security for purposes other than as a hedge, that portfolio or portion thereof is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk.  To the extent a portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

Leveraging Risk.  When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. The Underlying Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk.  The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time.

Multiple Sub-Adviser Risk.  Some of the Underlying Portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are

15

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Underlying Portfolio. Because each sub-adviser directs the trading for its own portion of the Underlying Portfolio, and does not aggregate its transactions with those of the other sub-advisers, the Underlying Portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Portfolio Management Risk.  The risk that the strategies used by the Underlying Portfolios’ Manager or Sub-advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk.  The Underlying Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Securities Lending Risk.  For purposes of realizing additional income, each Underlying Portfolio or portion thereof may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by the Underlying Portfolio or portion thereof. In addition, if an Underlying Portfolio lends securities, there is a risk that the securities will not be available to the Underlying Portfolio on a timely basis, and the Underlying Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Underlying Portfolio’s Sub-adviser or Manager, as applicable, the consideration to be earned from such loans would justify the risk.

Sub-Adviser Selection Risk.  The risk that the process for selecting or replacing a Sub-adviser for an Underlying Portfolio and the decision to select or replace a Sub-adviser does not produce the intended result.

Risks of Equity Investments

Each AXA Allocation Portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in an AXA Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk.  Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio or portion thereof is called for redemption, the portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the Sub-adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable nonconvertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

Distressed Companies Risk.  Debt obligations of distressed companies typically are unrated, lower-rated or close to default.

16

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Equity Risk.  Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Exchange Traded Funds (“Underlying ETFs”) Risk.  When an Underlying Portfolio or portion thereof invests in Underlying ETFs, it will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the portfolio’s direct fees and expenses. Therefore, the cost of investing in the portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, Underlying ETFs may change their investment objectives or policies without the approval of the portfolio or portion thereof. If that were to occur, the portfolio or portion thereof might be forced to withdraw its investment from the ETF at a time that is unfavorable to the portfolio or portion thereof. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. No Underlying ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of an Underlying ETF may not produce the intended results. In addition, while the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the Underlying ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a portfolio or portion thereof that invests in such an Underlying ETF could be adversely impacted.

•

Net Asset Value Risk.  The market price of an Underlying ETF (defined below) may be different from its net asset value (i.e., the Underlying ETF may trade at a at a discount or premium to its net asset value). The performance of a portfolio could be adversely impacted.

•

Passive Investment Risk.  Most ETFs are not actively managed. Each Underlying ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. In addition, the Underlying ETFs do not change their investment strategies to respond to changes in the economy. This means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index.

•

Concentration Risk — Risks involved to the extent that the Underlying ETFs’ Index is concentrated in the securities of companies in a particular market, industry or group of industries. Such Underlying ETFs may be adversely affected by the performance of those securities.

•

Custody Risk — The risks involved in the process of clearing and settling trades and holding securities with local agents and depositaries. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

•

Inactive Market Risk.  Although the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for the shares of the Underlying ETFs will develop or be maintained. The lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the list of the shares will continue to be met or will remain unchanged.

•	Issuer Risk — The performance of the Underlying ETFs depends on the performance of individual companies in which the Underlying ETFs invest.

•

Portfolio Management Risk.  The risk that AXA Equitable’s selection of the Underlying ETFs, and its allocation and reallocation of portfolio assets amount the Underlying ETFs, may not product the desired results. The Manager selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

•

Secondary Market Trading Risk — Shares of the Underlying Portfolios may trade in the secondary market on days when the Underlying Portfolios do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Underlying Portfolios accept purchase and redemption orders.

17

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•

Tracking Error Risk.  Imperfect correlation between each Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause and Underlying ETF’s performance to not match the performance of its index.

•

Underlying ETF Management Risk.  No Underlying ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of each Underlying ETF may not produce the intended results.

•	Valuation Risk. The risk that an Underlying ETF has valued certain securities at a higher price than it can sell them for.

Financial Services Sector Risk.  The value of a portfolio’s shares may be particularly vulnerable to factors affecting the financial services sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a portfolio’s shares could experience significantly greater volatility than portfolios investing in a diversified portfolio of securities. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time.

Focused Portfolio Risk.  Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

Index-Fund Risk.  An index portfolio (or index-allocated portion of a portfolio) invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Investment Company Securities Risk.  A portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Style Risk.  The Sub-advisers to an Underlying Portfolio may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•

Growth Investing Risk.  Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Value Investing Risk.  Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets

18

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

and earnings history, are attractively priced and may provide dividend income.

Large-Capitalization Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Non-Diversification Risk.  Certain of the Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of each portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each such portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Real Estate Investing Risk.  Investing in real estate investment trusts (“REITS”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITS), in mortgages (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and a portfolio indirectly bears REIT management expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

Small- and Mid-Capitalization Risk.  To the extent an Underlying Portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid- capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small- cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Special Situations Risk.  A portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, restructurings tender or exchange offers or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” may not be completed on the terms or within the time frame contemplated or might not occur at all, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

19

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

In general, the performance of the Conservative Allocation, Conservative-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation and Moderate-Plus Allocation Portfolios. The risks of investing in fixed income securities may include:

Banking Industry Sector Risk.  To the extent a portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit/default risk and the risk that regulatory developments relating to the banking industry may affect its investment.

Credit/Default Risk.  The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

Convertible Securities Risk.  Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio or portion thereof is called for redemption, the portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the Sub-adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable nonconvertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

Index-Fund Risk.  An index portfolio (or index-allocated portion of a portfolio) invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Interest Rate Risk.  The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk.  Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by a sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by a sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Liquidity Risk.  The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

Loan Participation and Assignment Risk.  The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk).  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated

20

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit/default risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a lower rated security’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its lower-rated securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

Money Market Risk.  Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Mortgage-Backed and Asset-Backed Securities Risk.  The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If a portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Zero Coupon and Pay-in-Kind Securities Risk.  A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each AXA Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in an AXA Allocation Portfolio,

21

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

the return on your investment will be based, to some extent, on the risk and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Investing and Emerging Markets Risk.  A portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the portfolio’s performance. The value of a portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•

Depositary Receipts Risk — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An Underlying Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, an Underlying Portfolio or portion thereof investing in emerging market countries may be required to establish special custody or other arrangements before investing.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

•

Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an Underlying Portfolio’s foreign investments.

•

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•

Settlement Risk – Settlement and clearance procedures in certain foreign markets differ significantly form those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for an Underlying Portfolio or portion thereof to carry out transactions. If an Underlying Portfolio or portion thereof cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If an Underlying Portfolio or portion thereof cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Underlying Portfolio or portion thereof could be liable for any losses incurred.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

22

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
EQ/Intermediate Government Bond Index Portfolio (formerly EQ/AllianceBernstein Intermediate Government Securities Portfolio)	Seeks to achieve high current income consistent with relative stability of principal.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

•   Credit/Default Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

•   Zero Coupon Risk

EQ/Quality Bond PLUS Portfolio (formerly EQ/AllianceBernstein Quality Bond Portfolio)	Seeks to achieve high current income consistent with moderate risk to capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase, or if unrated, fixed income securities that the Sub-adviser determines to be of comparable quality.

•   Credit/Default Risk

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Multiple Adviser Risk

•   Portfolio Turnover Risk

•   Zero Coupon Risk and Pay-in Kind Securities Risk

EQ/Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Lehman Brothers U.S. Aggregate Bond Index (“Bond Index”), including reinvestment of coupon payments, at a risk level consistent with that of the Bond Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities in the Bond Index. To maintain liquidity, the Portfolio may invest up to 20% of its assets in various short-term fixed income securities and money market instruments. The Portfolio attempts to have a correlation between its performance and that of the Index of at least 0.85, before expenses. A correlation of 1.00 would mean that the Portfolio and the Index were perfectly correlated.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Index-Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

23

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Evergreen International Bond Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

EQ/Government Securities Portfolio	Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees.	• Fixed Income Risk • Interest Rate Risk • Mortgage-Backed Securities Risk
EQ/Core Bond Index Portfolio (formerly EQ/JPMorgan Core Bond Portfolio)	Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.	Under normal circumstances, the Portfolio invests, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by Standard & Poor’s, a Division of the McGraw Hill Companies, Inc. or Baa or better by Moody’s Investor Services, Inc. or, if unrated, securities of similar quality as determined by the Sub-adviser. The Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

EQ/Long Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit/Default Risk • Fixed Income Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk

24

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Banking Industry Sector Risk • Credit/Default Risk • Fixed Income Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk
EQ/PIMCO Real Return Portfolio	Seeks to achieve maximum real return consistent with preservation of real capital and prudent investment management.	The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Futures and Options Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Participation and Assignment Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

EQ/Short Duration Bond Portfolio	Seeks to achieve current income with reduced volatility of principal.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

Multimanager Core Bond Portfolio	Seeks a balance of a high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers U.S. Aggregate Bond Index (currently, approximately 4.45 years).

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Sub-Adviser Selection Risk

25

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/AllianceBernstein Common Stock Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Sub-adviser believes will share in the growth of the economy over a long-term period.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Large-Cap Company Risk • Small- and Mid-Capitalization Risk • Value Investing Risk
EQ/Large Cap Growth Index Portfolio (formerly EQ/AllianceBernstein Large Cap Growth Portfolio)	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. The Sub-adviser currently considers large-capitalization companies to be companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment. Normally, the Portfolio invests in about 40-60 companies.	• Convertible Securities Risk • Currency Risk • Derivatives Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Index Fund Risk • Large-Cap Company Risk
EQ/Large Cap Value PLUS Portfolio (formerly EQ/AllianceBernstein Value Portfolio)	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities that the Sub-adviser are trading at a discount to their long term earnings power, usually because of a situation the Sub-adviser’s research suggests will be temporary.

•  Convertible Securities Risk

•  Currency Risk

•  Derivatives Risk

•  Equity Risk

•  Fixed Income Risk

•  Foreign Securities Risk

•  Index Fund Risk

•  Investment Grade Securities Risk

•  Interest Rate Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Value Investing Risk

EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-adviser believes are undervalued and therefore represent basic investment values.	• Currency Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Mid-Cap Company Risk • Value Investing Risk

26

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Boston Advisors Equity Income Portfolio	Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large-capitalization companies.	• Convertible Securities Risk • Currency Risk • Depositary Receipts Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Large-Cap Company Risk • Small- and Mid-Cap Company Risk
EQ/Capital Guardian Growth Portfolio	Seeks to achieve long-term growth of capital	The Sub-adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio normally will be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase.	• Convertible Securities Risk • Currency Risk • Depositary Receipts Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Large-Cap Company Risk • Small- and Mid-Cap Company Risk
EQ/Capital Guardian Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Convertible Securities Risk • Currency Risk • Depositary Receipts Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Small- and Mid-Cap Company Risk
EQ/Davis New York Venture Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests a majority of its assets in equity securities issued by large-cap companies with market capitalizations of at least $10 billion. The Portfolio also has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, including depositary receipts, and to invest in non-equity securities. The Portfolio may invest a significant portion of its assets in the financial services sector.	• Currency Risk • Depositary Receipts Risk • Equity Risk • Financial Services Sector Risk • Foreign Securities Risk • Large-Cap Company Risk • Special Situations Risk

27

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Large-Cap Company Risk
EQ/Evergreen Omega Portfolio	Seeks to achieve long-term capital growth.	The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Sub-adviser employs a growth style of equity management.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Cap Company Risk

EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio, which is a non-diversified portfolio, invests primarily in equity securities of companies that the Sub-adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Portfolio may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Large-Cap Company Risk

•   Non-Diversification Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Cap Company Risk

•   Special Situations Risk

EQ/JPMorgan Value Opportunities Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. For the purposes of this Portfolio, issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The Sub-adviser employs a value-oriented investment approach.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Mid-Cap Company Risk

•   Value Investing Risk

•   Zero Coupon and Pay-in Kind Securities Risk

28

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Large Cap Value Index (formerly EQ/Legg Mason Value Equity Portfolio)	Seeks to achieve long-term growth of capital.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Sub-adviser believes offer the potential for capital growth. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Equity Risk

•   Fixed Income Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Non-Diversification Risk

•   Small-Cap and Mid-Cap Company Risk

•   Value Investing Risk

EQ/Lord Abbett Growth and Income Portfolio	Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.	The Portfolio primarily invests in the equity securities of large, seasoned U.S. and multinational companies that the Sub-adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. For the purposes of this Portfolio, a large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.

•   Convertible Securities Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities Risk

•   Futures and Options Risk

•   Large-Cap Company Risk

•   Value Investing Risk

EQ/Lord Abbett Large Cap Core Portfolio	Seeks to achieve capital appreciation and growth of income with reasonable risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. For the purposes of this Portfolio, a large company is defined as having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.

•   Convertible Securities Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities Risk

•   Futures and Options Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Value Investing Risk

29

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Marsico Focus Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio, which is non-diversified, invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.

•   Currency Risk

•   Emerging Market Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Mid-Cap Company Risk

•   Non-Diversification Risk

•   Portfolio Turnover Risk

EQ/Montag & Caldwell Growth Portfolio	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large-capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Currency Risk • Depositary Receipts Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Large-Cap Company Risk • Small- and Mid-Cap Company Risk
EQ/Mutual Shares Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily, income.	Under normal circumstances, the Portfolio invests mainly in equity securities (including securities convertible into, or that the Sub-adviser expects to be exchanged for, common or preferred stocks) of U.S. and foreign companies that the Sub-adviser believes are undervalued. The Portfolio invests primarily in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its net assets in small-cap companies as well.

•   Credit/Default Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Distressed Companies Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Company Securities Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Real Estate Investing Risk

•   Small-Cap and Mid-Cap Company Risk

•   Special Situations Risk

•   Value Investing Risk

30

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Oppenheimer Main Street Opportunity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests primarily in common stocks of U.S. companies of small-, medium- and large-capitalization ranges. The Portfolio also may invest in foreign securities, including securities of companies in emerging markets and depositary receipts, preferred stocks, warrants and, to a limited extent, convertible securities, derivatives and securities of other investment companies, including ETFs.

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Investment Company Securities Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Cap Company Risk

•   Value Investing Risk

EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in the equity securities of large-cap companies. For purposes of this Portfolio, large-cap companies are companies with market capitalization of $5 billion or more.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Small-Cap and Mid-Cap Company Risk

•   Special Situations Risk

EQ/UBS Growth and Income Portfolio	Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large-

capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For purposes of this Portfolio, large-capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.

• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Large-Cap Company Risk • Small- and Mid-Cap Company Risk

31

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Van Kampen Comstock Portfolio	Seeks to achieve capital growth and income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of small-, medium- and large-market capitalization.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bond or Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Small- and Mid-Cap Company Risk

•   Value Investing Risk

EQ/Large Cap Core PLUS Portfolio (formerly MarketPLUS Large Cap Core Portfolio)	Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies). For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

•   Convertible Securities Risk

•   Currency Risk

•   Exchange Traded Fund Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Index-Fund Risk

•   Large-Cap Company Risk

•   Multiple-Adviser Risk

•   Portfolio Turnover Risk

•   Value Investing Risk

EQ/Large Cap Growth PLUS Portfolio (formerly MarketPLUS Large Cap Growth Portfolio)	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies).

•   Convertible Securities Risk

•   Currency Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Traded Fund Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Index-Fund Risk

•   Large-Cap Company Risk

•   Multiple-Adviser Risk

•   Portfolio Turnover Risk

32

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Aggressive Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large-capitalization growth companies, although the Sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well.

•   Credit/Default Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

Multimanager Large Cap Core Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

Multimanager Large Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Sub-advisers believe provide opportunities for capital growth.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

33

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Large Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers use an investment style that focuses on stocks that are currently under-priced using certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

HIGH YIELD BOND
EQ/Caywood-Scholl High-Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s or B- to BB+ by S&P, which are commonly known as “junk bonds.”

•   Credit/Default Risk

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Interest Rate Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

Multimanager Multi-Sector Bond Portfolio	Seeks to achieve high total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, determined to be of comparable quality by a Sub-adviser.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Loan Participation and Assignment Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Sub-Adviser Selection Risk

34

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
SMALL/MID CAP EQUITIES
EQ/AllianceBernstein Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small-capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalizations in the range of the Russell 2500 Index, which was $27 million to $20.6 million as of December 31, 2007 at the time of initial purchase). The Portfolio invests primarily in U.S. common stocks and other equity type securities issued by smaller companies with favorable growth prospects.

•  Convertible Securities Risk

•  Equity Risk

•  Fixed Income Risk

•  Growth Investing Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Liquidity Risk

•  Portfolio Turnover Risk

•  Small-Cap and Mid-Cap Company Risk

•  Special Situations Risk

EQ/Ariel Appreciation II Portfolio	Seeks to achieve long-term capital appreciation.	The Portfolio invests primarily in the securities of mid-capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalizations generally between $2 billion and $15 billion at the time of initial purchase by the Portfolio). The Portfolio generally contains no more than 50 stocks, and it generally holds investments for a relatively long period of time — typically two to five years.	• Convertible Securities Risk • Currency Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/Mid Cap Index Portfolio (formerly EQ/FI Mid Cap Portfolio)	Seeks to achieve long-term growth of capital.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is within the capitalization range of the S&P MidCap 400 Index or the Russell Midcap Index. The Sub-adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Index Fund Risk • Portfolio Turnover Risk • Small-Cap and Mid-Cap Company Risk • Value Investing Risk

35

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Small Cap Value Portfolio	Seeks to achieve long-term total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies with market capitalizations within the range of companies in the Russell 2500 Index at the time of purchase. The Portfolio generally invests in equity securities that the Sub-adviser believes are currently undervalued and have potential for capital appreciation.	• Equity Risk • Currency Risk • Depositary Receipts Risk • Foreign Securities Risk • Liquidity Risk • Small-Cap and Mid-Cap Company Risk • Value Investing Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small-capitalization companies. Small-capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment. The Sub-adviser utilizes a value-oriented investment style.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Securities Risk • Liquidity Risk • Small-Cap Company Risk • Value Investing Risk
EQ/Lord Abbett Mid Cap Value Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of mid-size companies. For purposes of this Portfolio, a mid-size company is defined as a company having a market cap at the time of purchase within the range of companies in the Russell MidCap Index. In selecting investments, the Portfolio uses a value approach that seeks to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement.

•   Convertible Securities Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities Risk

•   Futures and Options Risk

•   Mid-Cap Company Risk

•   Value Investing Risk

36

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Oppenheimer Main Street Small Cap Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in the securities of small-capitalization companies. Small-capitalization companies are companies that have market capitalizations equal to or below the largest capitalization company in either the Russell 2000 Index or the S&P Small Cap 600 Index. Under normal circumstances, the Portfolio may invest up to 20% of its net assets in securities of mid- and large-capitalization companies if the sub-adviser believes they offer opportunities for growth.

•   Currency Risk

•   Depositary Receipts Risk

•   Derivative Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Initial Public Offering Risk

•   Investment Company Securities Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

•   Small-Cap and Mid-Cap Company Risk

•   Unseasoned Companies Risk

•   Value Investing Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk
EQ/Van Kampen Mid Cap Growth Portfolio	Seeks to achieve capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies at the time of investment. The Portfolio primarily invests in equity securities including common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stock. For the purposes of this Portfolio, medium-sized companies are defined by reference to those companies represented in the Russell Midcap Index.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bond or Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Real Estate Investing Risk

•   Small-Cap and Mid-Cap Company Risk

37

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mid Cap Value PLUS Portfolio (formerly MarketPLUS Mid Cap Value Portfolio)	Seeks to achieve long-term capital appreciation	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations (or other financial instruments that derive their value from the securities of such companies).

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities and Emerging Markets Risk

•   Futures and Options Risk

•   Index-Fund Risk

•   Mid-Cap Company Risk

•   Multiple Adviser Risk

•   Real Estate Investing Risk

•   Value Investing Risk

Multimanager Mid Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

Multimanager Mid Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Value Index. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

38

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index. The Sub-advisers focus the Portfolio’s investments on those securities exhibiting certain growth characteristics.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small-Capitalization Risk

•   Sub-Adviser Selection Risk

Multimanager Small Cap Value Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Index.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Investment Grade Securities Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small-Capitalization Risk

•   Sub-Adviser Selection Risk

INTERNATIONAL EQUITIES
EQ/AllianceBernstein International Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Value Investing Risk

EQ/BlackRock International Value Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks that pay dividends. The Portfolio invests primarily in the securities of companies located in the developed foreign markets.

•   Convertible Securities Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Large-Cap Company Risk

•   Small-Cap and Mid-Cap Company Risk

•   Value Investing Risk

39

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International ETF Portfolio	Seeks long-term capital appreciation	Invests in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.

•   Asset Class Risk

•   Concentration Risk

•   Currency Risk

•   Custody Risk

•   Derivatives Risk

•   Equity Risk

•   European Economic Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Inactive Market Risk

•   Investment Company Securities Risk

•   Investment Style Risk

•   Issuer Risk

•   Large-Cap Company Risk

•   Legal Enforcement of Shareholder Rights Risk

•   Leveraging Risk

•   Liquidity Risk

•   Management Risk

•   Market Risk

•   Net Asset Value Risk

•   Opportunity Risk

•   Passive Investment Risk

•   Portfolio Management Risk

•   Secondary Market Trading Risk

•   Security Risk

•   Small-and Mid-Cap Company Risk

•   Tracking Error Risk

•   Trading Risk

•   Underlying ETF Management Risk

•   Valuation Risk

EQ/International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East (“EAFE”) markets.

•   Convertible Securities Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Geographic Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Cap Company Risk

40

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Oppenheimer Global Portfolio	Seeks to achieve capital appreciation	The Portfolio invests primarily in equity securities of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities, including depositary receipts, and can invest in any country, including emerging markets.

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Exchange Traded Funds Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

•   Small- and Mid-Cap Company Risk

•   Special Situations Risk

EQ/Templeton Growth Portfolio	Seeks to achieve long-term capital growth	Under normal circumstances, the Portfolio invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. The Portfolio may invest in securities in any capitalization range, but may only invest to a limited extent in securities issued by small-capitalization companies.

•   Credit/Default Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Large-Cap Company Risk

•   Real Estate Investing Risk

•   Small- and Mid-Cap Company Risk

•   Value Investing Risk

EQ/Van Kampen Emerging Markets Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•   Convertible Securities Risk

•   Credit/Default Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Interest Rate Risk

•   Junk Bond and Lower Rated Securities Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

41

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Core PLUS Portfolio (formerly MarketPLUS International Core Portfolio)	Seeks to achieve long-term growth of capital	The Portfolio invests primarily in foreign equity securities. The Active Allocated Portion primarily invests in common stocks, but it also may invest in other securities that the Sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock.

•   Convertible Securities Risk

•   Currency Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Trades Funds Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Index-Fund Risk

•   Large-Cap Company Risk

•   Multiple Adviser Risk

•   Small- and Mid-Capitalization Risk

Multimanager International Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies.

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index-Fund Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

42

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and asset category and identify the specific Underlying Portfolios to be held by an AXA Allocation Portfolio using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each AXA Allocation Portfolio’s holdings as deemed necessary to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the AXA Allocation Portfolios. Xavier Poutas assists the lead portfolio manager with day-to-day management of each AXA Allocation Portfolio but does not have primary responsibility for management of the AXA Allocation Portfolios.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s fund of funds since 2003 and for the AXA Allocation Portfolios since 2003. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.
Xavier Poutas, CFA®	Mr. Poutas joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003 he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolios.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the AXA Allocation Portfolios is available in the Trust’s SAI.

A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2008.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, each portfolio paid a fee at an annual rate of 0.10% of the average daily net assets of the portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

43

MANAGEMENT TEAM

The Manager (cont’d)

Expense Limitation Agreement

In the interest of limiting through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees so that the net annual operating expenses (including acquired fund fees and expenses) of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), do not exceed the following:

	AXA Conservative Allocation Portfolio		AXA Conservative-Plus Allocation Portfolio
	CLASS A SHARES	CLASS B SHARES	CLASS A SHARES	CLASS B SHARES
1 year	0.75%	1.00%	0.85%	1.10%

	AXA Moderate Allocation Portfolio		AXA Moderate-Plus Allocation Portfolio
	CLASS A SHARES	CLASS B SHARES	CLASS A SHARES	CLASS B SHARES
1 year	0.90%	1.15%	0.95%	1.20%

	AXA Aggressive Allocation Portfolio
	CLASS A SHARES	CLASS B SHARES
1 year	1.00%	1.25%

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the AXA Allocation Portfolio’s expense ratio and such reimbursements do not exceed the AXA Allocation Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments or waivers made, the portfolio will be charged such lower expenses.

44

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., Multimanager International Equity Portfolio, EQ/AllianceBernstein International Portfolio, EQ/International Growth Portfolio), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Franklin Small Cap Value Portfolio) or high-yield securities (e.g., Multimanager Multi-Sector Bond Portfolio and EQ/Caywood-Scholl High-Yield Bond Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

45

PORTFOLIO SERVICES (cont’d)

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers and redemptions of portfolio shares also apply to retirement plan participants.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to the following schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

46

PORTFOLIO SERVICES (cont’d)

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

An Underlying Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Generally, other portfolio securities and assets of the AXA Allocation Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the portfolio’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds held by a portfolio (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the applicable funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the portfolio’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small-capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

47

PORTFOLIO SERVICES (cont’d)

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate corporation and intends to continue to qualify to be treated as a regulated investment company for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent any portfolio invests in foreign securities or holds (and certain other requirements) foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and separate accounts investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% (subject to a 50% maximum) of each portfolio’s average daily net assets attributable to Class B shares. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain Sub-advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the Sub-advisers in connection with the distribution of the Contracts.

48

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and BBB- or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

Conservative Allocation Composite Index

The Conservative Allocation Composite Index (“Conservative Composite”) is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. From July 31, 2003 (inception) to May 31, 2006, the Conservative Composite was comprised of the S&P 500 Index (20%) and the Barclays Capital U.S. Aggregate Bond Index (80%). As of June 1, 2006, the Conservative Composite is comprised of the S&P 500 Index (15%), MSCI EAFE Index (5%) and the Barclays Capital U.S. Aggregate Bond Index (80%).

Conservative-Plus Allocation Composite Index

The Conservative-Plus Allocation Composite Index (“Conservative-Plus Composite”) is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. From July 31, 2003 (inception) to May 31, 2006, the Conservative Composite was comprised of the S&P 500 Index (40%) and the Barclays Capital U.S. Aggregate Bond Index (60%). As of June 1, 2006, the Conservative-Plus Composite is comprised of the S&P 500 Index (30%), MSCI EAFE Index (10%) and the Barclays Capital U.S. Aggregate Bond Index (60%).

Moderate Allocation Composite Index

The Moderate Allocation Composite Index (“Moderate Composite”) is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. From January 27, 1986 (inception) to June 30, 2006, the Moderate Composite was comprised of the S&P 500 Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%). As of July 1, 2006, the Moderate Composite is comprised of the S&P 500 Index (35%), MSCI EAFE Index (15%) and the Barclays Capital U.S. Aggregate Bond Index (50%).

Moderate-Plus Allocation Composite Index

The Moderate-Plus Allocation Composite Index (“Moderate-Plus Composite”) is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. From July 31, 2003 (inception) to August 31, 2005, the Moderate-Plus Composite was comprised of the S&P 500 Index (60%), MSCI EAFE Index (15%) and the Barclays Capital U.S. Aggregate Bond Index (25%). As of September 1, 2005, the Moderate-Plus Composite is comprised of the S&P 500 Index (50%), MSCI EAFE Index (20%) and the Barclays Capital U.S. Aggregate Bond Index (30%).

Aggressive Allocation Composite Index

The Aggressive Allocation Composite Index (“Aggressive Composite”) is a hypothetical representation of the performance of the Fund’s asset classes according to their respective weightings in the Fund’s target range. From July 31, 2003 (inception) to June 30, 2005, the Aggressive Composite was comprised of the S&P 500 Index (75%), MSCI EAFE Index (15%) and the Barclays Capital U.S. Aggregate Bond Index (10%). As of July 1, 2005, the Aggressive Composite is comprised of the S&P 500 Index (65%), MSCI EAFE Index (25%) and the Barclays Capital U.S. Aggregate Bond Index (10%).

49

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the past five (5) years. The information below has been derived from the financial statements of the Trust, which have been audited by                             , independent registered public accounting firm.                                  report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

50

If you would like more information about the AXA Allocation Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or other shareholder inquiries, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the IDEA database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street NE

Washington, D.C. 20549-0102

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2009 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2009

AXA PREMIER VIP TRUST

Target Allocation Portfolios

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

(35886)

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty-two (22) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the four (4) Target Allocation Portfolios of the Trust (the “Target Allocation Portfolios”). The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class B shares. The Target Allocation Portfolios are designed as a convenient approach to help investors meet retirement goals. Information on each Target Allocation Portfolio, including its investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective and policies of each Target Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the Target Allocation Portfolios is AXA Equitable (the “Manager”). The Manager, through its AXA Funds Management Group unit, provides the day-to-day management of the Target Allocation Portfolios. Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each Target Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in a Target Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

GOALS, STRATEGIES & RISKS OF THE TARGET ALLOCATION PORTFOLIOS

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Investment Goal

Each Target Allocation Portfolio seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Principal Investment Strategies

Each Target Allocation Portfolio seeks to achieve its objective by investing in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”), which represent a variety of asset classes and investment styles. Each Target Allocation Portfolio is managed to target the specific year of planned retirement included in its name (the “retirement year”). Each Target Allocation Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset allocation mix will become relatively static. The asset classes in which the Target Allocation Portfolios may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows each Target Allocation Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Target Allocation Portfolio invests) as of the date of this prospectus.

Target Allocation Portfolio Asset Allocation by Retirement Year

Approximate Number of Years Before/After Retirement	40	30	20	10	Retirement	5 Yrs After	10 Yrs After
Target Allocation Portfolio	2045	2035	2025	2015		N/A*	N/A*
Asset Class
Domestic Equity	65%	60%	55%	45%	35%	25%	15%
International Equity	30%	30%	25%	25%	15%	15%	5%
Fixed Income**	5%	10%	20%	30%	50%	60%	80%

*	These allocations are not specific to any current Target Allocation Portfolio, but reflect the expected future allocations of any Target Allocation Portfolio once it reaches 5 and 10 years after its retirement year, respectively. The retirement year assumes that an investor retires at age 65.
**	These target allocations may include investment grade and high yield fixed income classes and may include domestic and foreign investments as well as short term investments such as money market instruments.

The following chart illustrates how the asset mix of the Target Allocation Portfolios will vary over time. In general, the asset mix of each Target Allocation Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

The following table shows the approximate allocations of each Target Allocation Portfolio as of December 31, 2008. Each Target Allocation Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

Target Allocation Portfolio	2045	2035	2025	2015
Asset Class
Domestic Equity
International Equity
Fixed Income*

*	These allocations may include investment grade and high yield fixed income classes and may include domestic and foreign investments as well as short term investments such as money market instruments.

AXA Equitable establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. AXA Equitable may sell a Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

1

AXA Equitable will permit the relative weightings of a Target Allocation Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, AXA Equitable generally will use cash flows, and periodically will rebalance to keep each portfolio within the asset allocation targets for that Target Allocation Portfolio. However, there may be occasions when those ranges will expand to 20% of the Target Allocation Portfolio’s assets due to, among other things, appreciation or depreciation of one of the asset classes.

Information regarding the Underlying Portfolios in which the Target Allocation Portfolios currently may invest is included in this prospectus under the heading “Information Regarding the Underlying Portfolios.” Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Target Allocation Portfolio, you also will indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The Target Allocation Portfolios will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and an investor in any of the Target Allocation Portfolios bears both the expenses of the particular Target Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Target Allocation Portfolio instead of in the Target Allocation Portfolio itself. However, not all of the Underlying Portfolios of a Target Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

Principal Investment Risks

An investment in a Target Allocation Portfolio is not guaranteed; you may lose money by investing in a Target Allocation Portfolio. When you sell your shares of a Target Allocation Portfolio, they could be worth more or less than what you paid for them.

The value of your investment in a Target Allocation Portfolio will change with changes in the values of that Target Allocation Portfolio’s investments in the Underlying Portfolios. Many factors can affect those values. In this summary, we describe the principal risks that may affect a Target Allocation Portfolio’s investments as a whole. The degree to which the following risks apply to a particular Target Allocation Portfolio varies according to the Target Allocation Portfolio’s asset allocation. In general, a Target Allocation Portfolio with a later retirement year is expected to be more volatile, and thus riskier, than a Target Allocation Portfolio with an earlier retirement year. A Target Allocation Portfolio that has achieved its retirement year and thereafter would be expected to be the least volatile of the Portfolios.

Each Target Allocation Portfolio’s principal risks will change depending on the asset mix of the Underlying Portfolios. This prospectus includes more information about the Underlying Portfolios, their investments, and related risks under “Information Regarding the Underlying Portfolios.”

•

Risks Associated with Underlying Portfolios — The investments of each Target Allocation Portfolio are concentrated in the Underlying Portfolios and, thus, each Target Allocation Portfolio’s investment performance is directly related to the performance in the Underlying Portfolios in which it invests. Because the Target Allocation Portfolios invest in Underlying Portfolios, each Target Allocation Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Underlying Portfolio’s NAV. In addition, the Target Allocation Portfolios are subject to the risks associated with the securities in which the Underlying Portfolios invest. Both the Target Allocation Portfolios and the Underlying Portfolios are subject to certain general risks, including market risk, issuer- specific risk, portfolio management risk and sub-adviser selection risk. In addition, to the extent an Target Allocation Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Target Allocation Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, credit/default risk, foreign investing and emerging markets risk and lower-rated securities risk. These risks are discussed in detail in the section entitled “More About Investment Strategies & Risks.”

•

Affiliated Portfolio Risk — In managing the Target Allocation Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating each of the Target Allocation Portfolio’s assets among the various Underlying Portfolios both because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

•

Market Risk — The Underlying Portfolios’ share price, and thus the share price of a Target Allocation Portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and

2

of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s target allocations among the asset classes and its selection of the Underlying Portfolios fail to produce the desired results.

•

Investments in Other Investment Companies and Expenses — The Portfolios invest substantially all of their assets in the Underlying Portfolios. By investing in the Underlying Portfolios, the Target Allocation Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios in addition to the Portfolio’s direct fees and expenses. Your cost of investing in the Target Allocation Portfolios, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

More information about the risks of an investment in a Target Allocation Portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the Target Allocation Portfolios by showing yearly changes in the Target Allocation Portfolios’ performance and by comparing the Target Allocation Portfolios’ performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the Target Allocation Portfolios is September 1, 2006.

Target 2015 Allocation Portfolio

Calendar Year Annual Total Return — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[4.39% (2007 2nd Quarter)	–1.18% (2007 4th Quarter)]

Calendar Year Annual Total Return — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[4.39% (2007 2nd Quarter)	–1.26% (2007 4th Quarter)]

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Since Inception
Target 2015 Allocation Portfolio — Class A	%	%
Target 2015 Allocation Portfolio — Class B	%	%
S&P 500 Index*	%	%
MSCI EAFE Index*	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%
AXA Target 2015 Composite Index*,**	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

3

Target 2025 Allocation Portfolio

Calendar Year Annual Total Return — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[5.08% (2007 2nd Quarter)	–1.77% (2007 4th Quarter)]

Calendar Year Annual Total Return — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[5.00% (2007 2nd Quarter)	–1.85% (2007 4th Quarter)]

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Since Inception
Target 2025 Allocation Portfolio — Class A	%	%
Target 2025 Allocation Portfolio — Class B	%	%
S&P 500 Index*	%	%
MSCI EAFE Index*	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%
AXA Target 2025 Composite Index*,**	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

Target 2035 Allocation Portfolio

Calendar Year Annual Total Return — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[5.87% (2007 2nd Quarter)	–2.24% (2007 4th Quarter)]

Calendar Year Annual Total Return — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[5.68% (2007 2nd Quarter)	–2.24% (2007 4th Quarter)]

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Since Inception
Target 2035 Allocation Portfolio — Class A	%	%
Target 2035 Allocation Portfolio — Class B	%	%
S&P 500 Index*	%	%
MSCI EAFE Index*	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%
AXA Target 2035 Composite Index*,**	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

4

Target 2045 Allocation Portfolio

Calendar Year Annual Total Return — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
[6.44% (2007 2nd Quarter)	–2.49% (2007 4th Quarter)]

Calendar Year Annual Total Return — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
[6.35% (2007 2nd Quarter)	–2.58% (2007 4th Quarter)]

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2008 compare to those of certain broad-based indexes as well as a hypothetical index designed by the Manager.

Average Annual Total Returns
	One Year	Since Inception
Target 2045 Allocation Portfolio — Class A	%	%
Target 2045 Allocation Portfolio — Class B	%	%
S&P 500 Index*	%	%
MSCI EAFE Index*	%	%
Barclays Capital U.S. Aggregate Bond Index*	%	%
AXA Target 2045 Composite Index *,**	%	%
*	For more information on this index, see the following section “Description of Benchmarks.”
**	Effective as of the date of this prospectus, this index is no longer a benchmark of the portfolio.

5

FEES AND EXPENSES OF THE TARGET ALLOCATION PORTFOLIOS

The following table describes the fees and expenses that you would pay if you buy and hold shares of each Target Allocation Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the Target Allocation Portfolios, reinvest dividends or other distributions or exchange into other portfolios.

Annual Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

Target 2015 Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	%	%
Acquired Fund Fees and Expenses (Underlying Portfolios)**	%	%
Total annual operating expenses	%	%
Less waivers/expense reimbursements***	%	%
Net annual operating expenses and Acquired Fund Fees and Expenses***	%	%
Target 2025 Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	%	%
Acquired Fund Fees and Expenses (Underlying Portfolios)**	%	%
Total annual operating expenses	%	%
Less waivers/expense reimbursements***	%	%
Net annual operating expenses and Acquired Fund Fees and Expenses***	%	%
Target 2035 Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	%	%
Acquired Fund Fees and Expenses (Underlying Portfolios)**	%	%
Total annual operating expenses	%	%
Less waivers/expense reimbursements***	%	%
Net annual operating expenses and Acquired Fund Fees and Expenses***	%	%
Target 2045 Allocation Portfolio
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service 12b-1 fees*	0.00%	0.25%
Other expenses	%	%
Acquired Fund Fees and Expenses (Underlying Portfolios)**	%	%
Total annual operating expenses	%	%
Less waivers/expense reimbursements***	%	%
Net annual operating expenses and Acquired Fund Fees and Expenses***	%	%
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is equal to annual rate of 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2010.
**	The portfolio invests in shares of other investment companies. Therefore, the portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the underlying investment companies and the investment return of the portfolio will be reduced by each underlying investment company’s expenses.
***	Pursuant to a contract, the Manager has agreed to waive or limit its management, administrative, and other fees to limit the expenses of the portfolio until April 30, 2010 (“Expense Limitation Agreement”) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the Net Annual Operating Expenses of each Target Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of the investment companies in which the portfolio invests and extraordinary expenses) do not exceed 0.35% for Class A shares and 0.60% for Class B shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The manager may discontinue these arrangements at any time after April 30, 2010. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement.”

6

FEES AND EXPENSES OF THE TARGET ALLOCATION PORTFOLIOS (cont’d)

Example

The expense example that accompanies the table is intended to help you compare the direct and indirect costs of investing in each Target Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing.

The example assumes that:

•	You invest $10,000 in a Target Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Target Allocation Portfolio’s operating expenses (and the expenses of the Underlying Portfolios incurred indirectly remain the same); and

•	The expense limitation currently in place is not renewed.

The example should not be considered a representation of past or future expenses of the Target Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. The example does not reflect any Contract-related fees and expenses. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. In addition, the fees and expenses of the Underlying Portfolios incurred indirectly by a Target Allocation Portfolio will vary depending on, among other things, the Target Allocation Portfolio’s allocation of assets among the Underlying Portfolios. Based on these assumptions your costs would be:

	Target 2015 Allocation Portfolio		Target 2025 Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$	$	$	$
3 years	$	$	$	$
5 year	$	$	$	$
10 years	$	$	$	$

	Target 2035 Allocation Portfolio		Target 2045 Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$	$	$	$
3 years	$	$	$	$
5 year	$	$	$	$
10 years	$	$	$	$

7

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each Target Allocation Portfolio follows a similar investment strategy; however, a Portfolio’s allocation among Underlying Portfolios will vary depending on its retirement date, and therefore its exposure to risk will vary. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities. To the extent a Target Allocation Portfolio invests in Underlying Portfolios that invest primarily in foreign securities, the performance of the portfolio will be subject to the risks of investing in foreign securities.

The Target Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Target Allocation Portfolio take this action, it may not achieve its investment objective. The Target Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

General Risks of Underlying Portfolios

Each of the Underlying Portfolios may be subject to certain general investment risks, as discussed below.

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on an Underlying Portfolio’s or portion thereof’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used by an Underlying Portfolio primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that an Underlying Portfolio or portion thereof also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that an Underlying Portfolio or portion thereof uses a derivative security for purposes other than as a hedge, that portfolio or portion thereof is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Futures and Options Risk — To the extent an Underlying Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A portfolio could lose all of its investments in a company’s securities.

•

Leveraging Risk — When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. The Underlying Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•

Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

•

Multiple Sub-Adviser Risk — Some of the Underlying Portfolios employ multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Underlying Portfolio. Because each sub-adviser directs the trading for its own portion of the Underlying Portfolio, and does not aggregate its transactions with those of the other sub-advisers, the Underlying Portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

8

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ Manager or sub-advisers and their securities selections fail to produce the intended results.

•

Portfolio Turnover Risk — The Underlying Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover may result in increased transaction costs to an Underlying Portfolio, which may result in higher fund expenses and lower total returns.

•

Security Risk — The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

•

Securities Lending Risk — For purposes of realizing additional income, the Underlying Portfolios or portion thereof may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by the Underlying Portfolio or portion thereof. In addition, if an Underlying Portfolio lends securities, there is a risk that the securities will not be available to the Underlying Portfolio on a timely basis, and the Underlying Portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Underlying Portfolio’s Sub-adviser or Manager, as applicable, the consideration to be earned from such loans would justify the risk.

•

Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a sub-adviser for an Underlying Portfolio and the decision to select or replace a sub-adviser does not produce the intended result.

Risks of Equity Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Target Allocation Portfolios with later retirement dates, such as the Target 2035 Allocation and Target 2045 Allocation Portfolios, will be subject to the risks of investing in equity securities to a greater extent than the Target Allocation Portfolios with earlier retirement dates. The risks of investing in equity securities include:

•

Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio or portion thereof is called for redemption, the portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the Sub-adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable nonconvertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Exchange Traded Funds (“Underlying ETFs”) Risk — When an Underlying Portfolio or portion thereof invests in Underlying ETFs, it will indirectly bear fees and expenses charged by the Underlying ETFs in addition to the portfolio’s direct fees and expenses. Therefore, the cost of investing in the portfolio may be higher than the cost of investing in mutual funds that invest directly in individual stocks and bonds. In addition, Underlying ETFs may change their investment objectives or policies without the approval of the portfolio or portion thereof. If that were to occur, the portfolio or portion thereof might be forced to withdraw its investment from the Underlying ETF at a time that is unfavorable

9

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

to the portfolio or portion thereof. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. No Underlying ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of an Underlying ETF may not produce the intended results. In addition, while the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the Underlying ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a portfolio or portion thereof that invests in such an Underlying ETF could be adversely impacted.

•

Concentration Risk — Risks involved to the extent that the Underlying ETFs’ Index is concentrated in the securities of companies in a particular market, industry or group of industries. Such Underlying ETFs may be adversely affected by the performance of those securities.

•

Custody Risk — The risks involved in the process of clearing and settling trades and holding securities with local agents and depositaries. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

•

Inactive Market Risk — Although the Underlying ETFs are listed for trading on national securities exchanges and certain foreign exchanges, there can be no assurance that an active trading market for the shares of the Underlying ETFs will develop or be maintained. The lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio of securities. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the list of the shares will continue to be met or will remain unchanged.

•	Issuer Risk — The performance of the Underlying ETFs depends on the performance of individual companies in which the Underlying ETFs invest.

•

Net Asset Value Risk — The market price of an Underlying ETF (defined below) may be different from its net asset value (i.e., the Underlying ETF may trade at a discount or premium to its net asset value). The performance of a portfolio could be adversely impacted.

•

Passive Investment Risk — Most ETFs are not actively managed. Each Underlying ETF invests in the securities included in, or representative of, its underlying index regardless of their investment merit or market trends. In addition, the Underlying ETFs do not change their investment strategies to respond to changes in the economy. This means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the underlying index.

•

Portfolio Management Risk — The risk that AXA Equitable’s selection of the Underlying ETFs, and its allocation and reallocation of portfolio assets amount the Underlying ETFs, may not product the desired results. The Manager selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

•

Secondary Market Trading Risk — Shares of the Underlying Portfolios may trade in the secondary market on days when the Underlying Portfolios do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Underlying Portfolios accept purchase and redemption orders.

10

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•

Tracking Error Risk — Imperfect correlation between each Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause and Underlying ETF’s performance to not match the performance of its index.

•

Underlying ETF Management Risk — No Underlying ETF fully replicates its index and may hold securities not included in the index. Therefore, there is a risk that the investment strategy of the manager of each Underlying ETF may not produce the intended results.

•	Valuation Risk — The risk that an Underlying ETF has valued certain securities at a higher price than it can sell them for.

•

Focused Portfolio Risk — Underlying Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

•

Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•

Index-Fund Risk — An index portfolio (or index-allocated portion of a portfolio) invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

•

Initial Public Offering (“IPO”) Risk — An Underlying Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and an Underlying Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. An Underlying Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent an Underlying Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those Underlying Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

•

Investment Company Securities Risk — A portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

•

Investment Style Risk — The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio’s share price.

•

Growth Investing Risk — Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-advisers for the Underlying Portfolios using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such sub-advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the sub-advisers, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Value Investing Risk — Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-advisers for Underlying Portfolios using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

11

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•

Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Non-Diversification Risk — Certain Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of the portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of a non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of the portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

•

Sector Concentration Risk — The value of the shares of an Underlying Portfolio that concentrates its investments in a particular industry sector, such as the health care or technology sectors, is particularly vulnerable to factors affecting that industry sector and could experience greater volatility than stock funds investing in a broader range of industries.

•

Small- and Mid-Capitalization Risk — To the extent an Underlying Portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•

Technology Sector Risk — To the extent an Underlying Portfolio invests in the technology sector, the value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Risks of Fixed Income Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Target Allocation Portfolios with earlier retirement dates will be subject to the risks of investing in fixed income securities to a greater extent than those with later retirement dates. The risks of investing in fixed income securities include:

•

Banking Industry Sector Risk — To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

•

Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a

12

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

convertible security held by a portfolio or portion thereof is called for redemption, the portfolio or portion thereof will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although the Sub-adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

•

Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•

Index-Fund Risk — An index portfolio invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Underlying Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

•

Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by a sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by a sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•

Loan Participation and Assignment Risk — An Underlying Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•

Lower-Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk) — Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a lower rated security’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its lower- rated securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

•

Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of money market portfolios’ investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

•

Mortgage-Backed and Asset-Backed Securities Risk. — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce their yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or

13

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by an Underlying Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If an Underlying Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities may affect the liquidity of such securities, which means that a portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and an Underlying Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Risks of Foreign Securities Investments

Each Target Allocation Portfolio may invest a varying portion of its assets in Underlying Portfolios that invest primarily in foreign securities. Therefore, as an investor in a Target Allocation Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of foreign securities.

The following is a more detailed description of the primary risks of investing in foreign securities:

Foreign Investing and Emerging Markets Risk — An Underlying Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the portfolio’s performance.

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•

Depositary Receipts Risk — American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. An Underlying Portfolio may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

•

Emerging Markets Risk — There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, an Underlying Portfolio or portion thereof investing in emerging market countries may be required to establish special custody or other arrangements before investing.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

•

Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an Underlying Portfolio’s foreign investments.

14

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•

Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for an Underlying Portfolio or portion thereof to carry out transactions. If an Underlying Portfolio or portion thereof cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If an Underlying Portfolio or portion thereof cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Underlying Portfolio or portion thereof could be liable for any losses incurred

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

The value of an Underlying Portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

15

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, the Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Equity 500 Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500 Index. The Portfolio typically will hold all 500 securities in the S&P 500 Index in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Large-Cap Company Risk
EQ/Marsico Focus Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio, which is non-diversified, invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.

•   Currency Risk

•   Emerging Markets Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Large-Cap Company Risk

•   Mid-Cap Company Risk

•   Non-Diversification Risk

•   Portfolio Turnover Risk

EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk

16

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Intermediate Government Bond Index Portfolio (formerly EQ/AllianceBernstein Intermediate Government Securities Portfolio)	Seeks to achieve high current income consistent with relative stability of principal.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

•   Credit Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

•   Zero Coupon Risk

EQ/Large Cap Growth Index Portfolio (formerly EQ/AllianceBernstein Large Cap Growth Portfolio)	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. The Sub-adviser currently considers large-capitalization companies to be companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment. Normally, the Portfolio invests in about 40-60 companies.	• Convertible Securities Risk • Currency Risk • Derivatives Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Large-Cap Company Risk
EQ/Large Cap Value PLUS Portfolio (formerly EQ/AllianceBernstein Value Portfolio)	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities that the Sub-adviser are trading at a discount to their long term earnings power, usually because of a situation the Sub-adviser’s research suggests will be temporary.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Large-Cap Company Risk

•   Leveraging Risk

•   Value Investing Risk

17

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
EQ/Large Cap Value Index (formerly EQ/Legg Mason Value Equity Portfolio)	Seeks to achieve long-term growth of capital.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Sub-adviser believes offer the potential for capital growth. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk

•   Equity Risk

•   Fixed Income Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Non-Diversification Risk

•   Small-Cap and Mid-Cap Company Risk

•   Value Investing Risk

EQ/Large Cap Growth PLUS Portfolio (formerly MarketPLUS Large Cap Growth Portfolio)	Seeks to provide long-term capital growth.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies).

•   Convertible Securities Risk

•   Currency Risk

•   Emerging Markets Risk

•   Equity Risk

•   Exchange Traded Fund Risk

•   Focused Portfolio Risk

•   Foreign Securities Risk

•   Growth Investing Risk

•   Index-Fund Risk

•   Large-Cap Company Risk

•   Multiple-Adviser Risk

•   Portfolio Turnover Risk

EQ/Mid Cap Index Portfolio (formerly EQ/FI Mid Cap Portfolio)	Seeks to achieve long-term growth of capital.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is within the capitalization range of the S&P MidCap 400 Index or the Russell Midcap Index. The Sub-adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small-Cap and Mid-Cap Company Risk • Value Investing Risk

18

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Aggressive Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large-capitalization growth companies, although the Sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well.

•   Credit/Default Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid- Capitalization Risk

•   Sub-Adviser Selection Risk

Multimanager Health Care Portfolio	Long-term growth of capital.	Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

•   Equity Risk

•   Foreign Investing Risk

•   Health Care Sector Risk

•   Index Fund Risk

•   Issuer Specific Risk

•   Large-Capitalization Risk

•   Non-Diversification Risk

•   Portfolio Management Risk

•   Sector Concentration Risk

•   Small- and Mid- Capitalization Risk

•   Sub-Adviser Selection Risk

Multimanager Large Cap Core Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Index Fund Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

19

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Large Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Sub-advisers believe provide opportunities for capital growth.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

Multimanager Large Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large-capitalization companies. Large-capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers use an investment style that focuses on companies that are currently under-priced using certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

Multimanager Mid Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Growth Index. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

20

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Mid Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Value Index. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

Multimanager Small Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index. The Sub-advisers focus the Portfolio’s investments on those securities exhibiting certain growth characteristics.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small-Capitalization Risk

•   Sub-Adviser Selection Risk

Multimanager Small Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small- capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small-Capitalization Risk

•   Sub-Adviser Selection Risk

21

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
DOMESTIC EQUITY
Multimanager Technology Portfolio	Long-term growth of capital	Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

•   Equity Risk

•   Foreign Investing Risk

•   Index Fund Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Non-Diversification Risk

•   Portfolio Management Risk

•   Sector Concentration Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

•   Technology Sector Risk

FIXED INCOME — INVESTMENT GRADE BOND
EQ/Bond Index Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital U.S. Aggregate Bond Index (“Bond Index”), including reinvestment of coupon payments, at a risk level consistent with that of the Bond Index.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed securities in the Bond Index. To maintain liquidity, the Portfolio may invest up to 20% of its assets in various short-term fixed income securities and money market instruments. The Portfolio attempts to have a correlation between its performance and that of the Index of at least 0.85, before expenses. A correlation of 1.00 would mean that the Portfolio and the Index were perfectly correlated.

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

22

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

DOMESTIC EQUITY
FIXED INCOME — INVESTMENT GRADE BOND
EQ/PIMCO Real Return Portfolio	Seeks to achieve maximum real return consistent with preservation of real capital and prudent investment management.	The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Futures and Options Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Loan Participation and Assignment Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

Multimanager Core Bond Portfolio	To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the Portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Barclays Capital Aggregate Bond Index (currently, approximately 4.45 years).

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Sub-Adviser Selection Risk

FIXED INCOME — INTERNATIONAL AND NON-INVESTMENT GRADE BOND
EQ/Evergreen International Bond Portfolio	Seeks to achieve capital growth and current income.	The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies.

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Emerging Markets Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

23

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

DOMESTIC EQUITY
FIXED INCOME — INTERNATIONAL AND NON-INVESTMENT GRADE BOND
Multimanager Multi-Sector Bond Portfolio	High total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so-called “junk bonds”). Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined to be of comparable quality by a Sub-adviser.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Leveraging Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Loan Participation and Assignment Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Portfolio Turnover Risk

•   Sub-Adviser Selection Risk

24

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL EQUITY
EQ/International ETF Portfolio	Seeks long-term capital appreciation.	Invests in exchange traded securities of other investment companies (“ETFs”) that, in turn, invest substantially all of their assets in equity securities of foreign companies. The Portfolio may invest in ETFs that invest in securities of companies of any size located in developed and emerging markets throughout the world.

•   Asset Class Risk

•   Concentration Risk

•   Currency Risk

•   Custody Risk

•   Derivatives Risk

•   Equity Risk

•   European Economic Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Inactive Market Risk

•   Investment Company Risk

•   Investment Style Risk

•   Issuer Risk

•   Large-Cap Company Risk

•   Legal Enforcement of Shareholder Rights Risk

•   Leveraging Risk

•   Liquidity Risk

•   Management Risk

•   Market Risk

•   Net Asset Value Risk

•   Opportunity Risk

•   Passive Investment Risk

•   Portfolio Management Risk

•   Secondary Market Trading Risk

•   Security Risk

•   Small-and Mid-Cap Company Risk

•   Tracking Error Risk

•   Trading Risk

•   Underlying ETF Management Risk

•   Valuation Risk

25

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL EQUITY
EQ/Van Kampen Emerging Markets Equity Portfolio	Seeks to achieve long term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Focused Portfolio Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Interest Rate Risk

•   Junk Bond and Lower Rated Securities Risk

•   Liquidity Risk

•   Portfolio Turnover Risk

Multimanager International Equity Portfolio	Long term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies.

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Index Fund Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

SHORT TERM
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Banking Industry Sector Risk • Credit Risk • Fixed Income Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk

26

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each Target Allocation Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the Target Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable is responsible for determining the asset mix for each Target Allocation Portfolio and ensuring that the asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. AXA Equitable establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each Target Allocation Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of a Target Allocation Portfolio back into alignment with its asset allocation target range.

A committee of AXA FMG investment personnel manages each Target Allocation Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the Target Allocation Portfolios. Xavier Poutas assists the lead portfolio manager with day-to-day management of the Portfolios but does not have primary responsibility for management of the Target Allocation Portfolios.

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU	Mr. Kozlowski has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s fund of funds since 2003 and for the Target Allocation Portfolios since its inception. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.
Xavier Poutas, CFA®	Mr. Poutas joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003 he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolios.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the Target Allocation Portfolios is available in the Trust’s SAI. A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable with respect to the Target Allocation Portfolios is available in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2008.

Management Fees

Each Target Allocation Portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, each portfolio paid a fee at an annual rate of 0.10% of the Target Allocation Portfolio’s average daily net assets. AXA Equitable also provides administrative services to the Trust including, among others: coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Target Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the Target Allocation Portfolio’s total average daily net assets, plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Target Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

27

MANAGEMENT TEAM

The Manager (cont’d)

Expense Limitation Agreement

In the interest of limiting through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Target Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Target Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees so that the net annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, expenses of Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), do not exceed 0.35% for Class A shares and 0.60% for Class B shares.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Target Allocation Portfolio’s expense ratio and such reimbursements do not exceed the Target Allocation Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments or waivers made, the portfolio will be charged such lower expenses.

28

PORTFOLIO SERVICES

Buying and Selling Shares

Each Target Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The Target Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The Target Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Target Allocation Portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent that a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., Multimanager International Equity Portfolio, EQ/Van Kampen Emerging Markets Equity Portfolio, EQ/Evergreen International Bond Portfolio), the securities of small- and mid-capitalization companies (e.g., Multimanager Health Care Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, EQ/Small Company Index Portfolio) or high-yield securities (Multimanager Multi-Sector Bond Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive trading activity. The Trust and the Target Allocation Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive trading activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity, while others will bear the effect of that frequent transfer activity.

29

PORTFOLIO SERVICES (cont’d)

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers and redemptions of portfolio shares also apply to retirement plan participants.

Not withstanding our efforts, we may be unable to detect or deter market timing activities by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to the following schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

30

PORTFOLIO SERVICES (cont’d)

•	The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

An Underlying Portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a fund’s shares are not priced.

Shares of the Underlying Portfolios held by the Target Allocation Portfolios are valued at their net asset value. Generally, other portfolio securities and assets of the Target Allocation Portfolios as well as the portfolio securities and assets of the Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the portfolio’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds held by a portfolio (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the portfolio’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The Target Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

31

PORTFOLIO SERVICES (cont’d)

Tax Consequences

Each Target Allocation Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distribution. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each Target Allocation Portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt the investment performance. Also, to the extent any portfolio invests in foreign securities or holds (and contains other requirements) foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for each Target Allocation Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements) because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet investment diversification rules for separate accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the Portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The Target Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-Distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Target Allocation Portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-Distributors an annual fee to compensate them for promoting, selling and servicing shares of the Target Allocation Portfolios. The annual fee is equal to 0.25% (subject to 0.50% maximum) of each portfolio’s average daily net assets attributable to Class B shares. Because these distribution fees are paid out of the Target Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain Sub-advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the Sub-advisers in connection with the distribution of the Contracts.

32

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s (“S&P”) to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays Capital U.S. Aggregate Bond Index

Covers the U.S. investment-grade, fixed-rate, taxable bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, a bond must have at least one year remaining to final maturity, rated Baa3 or better by Moody’s, and BBB- or better by S&P, have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI“) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

AXA Target 2015 Composite Index

AXA Target 2025 Composite Index

AXA Target 2035 Composite Index

AXA Target 2045 Composite Index

Each of the AXA Target 2015 Composite Index, AXA Target 2025 Composite Index, AXA Target 2035 Composite Index, and AXA Target 2045 Composite Index (each, a “Composite Index”) is a hypothetical representation of the performance of each Target Allocation Portfolio’s asset classes according to their respective weightings over the life of each Target Allocation Portfolio. As the Manager adjusts each Target Allocation Portfolio’s target allocation from time to time (typically, at least quarterly) to reflect increasingly conservative asset allocations, the allocation of each Composite Index will be adjusted at the beginning of the month in which the target allocation changed. The following indexes are used to represent each Fund’s asset classes when calculating each Composite Index: domestic equity — Standard & Poor’s (S&P) 500 Stock Index; international equity — Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; fixed-income — Barclays Capital U.S. Aggregate Bond Index.

33

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Target Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the period of the portfolios’ operations. The information below has been derived from the financial statements of the Trust, which have been audited by                             , independent registered public accounting firm.                              report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

34

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or make shareholder inquiries,

contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference

Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the

IDEA database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

100 F Street, N.E.

Washington, D.C. 20549-0102

AXA Premier VIP Trust

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2009 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager Multi-Sector Bond Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May 1, 2009, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2008, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders (available without charge upon request by calling toll-free 1-877-222-2144), filed electronically with the Securities and Exchange Commission (“SEC”) on March     , 2009 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares, Class A and Class B, on behalf of twenty-two (22) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following twenty-two (22) portfolios: (i) AXA Conservative Allocation Portfolio (“Conservative Allocation Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Allocation Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Allocation Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Allocation Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Allocation Portfolio”) (collectively, the “Allocation Portfolios”); (ii) Target 2015 Allocation Portfolio (“Target 2015 Allocation Portfolio”), Target 2025 Allocation Portfolio (“Target 2025 Allocation Portfolio”), Target 2035 Allocation Portfolio (“Target 2035 Allocation Portfolio”), Target 2045 Allocation Portfolio (“Target 2045 Allocation Portfolio”) (collectively, the “Target Allocation Portfolios”); and (iii) Multimanager Aggressive Equity Portfolio (“Aggressive Equity Portfolio”), Multimanager Core Bond Portfolio (“Core Bond Portfolio”), Multimanager Health Care Portfolio (“Health Care Portfolio”), Multimanager Multi-Sector Bond Portfolio (formerly, the Multimanager High Yield Portfolio) (“Multi-Sector Bond Portfolio”), Multimanager International Equity Portfolio (“International Equity Portfolio”), Multimanager Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), Multimanager Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), Multimanager Large Cap Value Portfolio (“Large Cap Value Portfolio”), Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”), Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”), Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”) and Multimanager Technology Portfolio (“Technology Portfolio”) (together with the Allocation Portfolios and the Target Allocation Portfolios, the “portfolios”).

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

2

THE PORTFOLIOS

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization within the range of the Russell 3000 Index at the time of investment and small-/mid-capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of the Active Allocated Portions of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The Index Allocated Portion of the portfolio seeks to track the performance (before expenses) of the Russell 3000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the Russell 3000 Growth Index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities. The Index Allocated Portion of the portfolios seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index, generally investing in a well-diversified portfolio that is representative of the domestic investment grade bond market. Under this passive investment style, the sub-adviser to the Index Allocated Portion of the portfolio will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion of the portfolio total return (before expenses) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. The Index Allocated Portion is managed at all times so that it is neutral to the index and overall sector and quality weightings are closely replicated to the index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the portfolio’s weightings.

In addition to investing in investment grade bonds, the Active Allocated Portions may invest, to a limited extent, in securities rated below investment grade (i.e., Ba or lower by Moody’s or BB or lower by S&P or Fitch) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The Active Allocated Portions also may invest, to a limited extent, in securities denominated in foreign currencies and U.S.-dollar denominated securities of foreign issuers, including issuers located in emerging markets.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development,

3

production or distribution of products or services related to health care, medicine or the life sciences. The Index Allocated Portion of the portfolio seeks to track the performance of the S&P North American Health Care Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may invest, to a limited extent, in illiquid securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Morgan Stanley Capital International EAFE Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization within the range of the S&P 500 Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may also invest, to a limited extent, in foreign securities, including depository receipts of foreign-based companies, and securities of companies in developing countries, as well as illiquid securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Standard & Poor’s 500 Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, securities convertible into common stock. The Portfolio also may invest, to a limited extent, in derivatives, including futures and options. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depository receipts of foreign-based companies, and securities of companies in developing countries, as well as illiquid securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 1000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which

4

it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization within the range of the Russell 1000 Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may also invest, to a limited extent, in foreign securities, including depository receipts of foreign-based companies and securities of companies in developing countries, as well as illiquid securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 1000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Growth Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depository receipts of foreign-based companies and securities of companies in developing countries, as well as illiquid securities.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2500 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Value Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in derivatives and illiquid securities. The Active Allocated Portions also invest, to a limited extent, in foreign securities, including depository receipts of foreign based companies, and companies based in developing countries.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2500 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Multi-Sector Bond Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80%

5

of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds including investment grade bonds and bonds rated below investment grade (so called “junk bonds”). Investment grade bonds are rated Baa or higher by Moody’s or BBB or higher by S&P and Fitch or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. The portfolio has two Index Allocated Portions, which seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Corporate High Yield Index, respectively. For each Index Allocated Portion, the sub-adviser generally utilizes stratified sampling approach to seek to achieve for each Portion total return (before taxes) that approximates the total return of each Portion’s respective index, including reinvestment of coupon payments, at a risk level consistent with that of each Portion’s respective index and with as minimal a tracking error as possible.

Small Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in derivatives and illiquid securities. The Active Allocated Portions may invest, to a limited extent, in foreign securities, including depository receipts of foreign based companies, and companies based in developing countries.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Small Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of the Russell 2000 Index at the time of investment. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may invest, to a limited extent, in larger capitalization equity securities, investment grade debt securities and foreign securities, including depository receipts of foreign based companies, and companies based in developing countries.

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2000 Value Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) total return performance of the index while maintaining as minimal tracking error as possible.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic

6

materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

The Index Allocated Portions of the portfolio seeks to track the performance of the S&P North American Technology Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of the index while maintaining as minimal tracking error as possible. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

THE ALLOCATION PORTFOLIOS AND THE TARGET ALLOCATION PORTFOLIOS

Each Allocation Portfolio and Target Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio or a Target Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio or Target Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2009 prospectuses and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 50% of its assets in Underlying Portfolios that emphasize equity investments and approximately 50% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Target 2015 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2015. The portfolio’s asset mix will become more conservative each year until reaching 2025, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

7

Target 2025 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2025. The portfolio’s asset mix will become more conservative each year until reaching 2035, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2035 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2035. The portfolio’s asset mix will become more conservative each year until reaching 2045, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2045 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2045. The portfolio’s asset mix will become more conservative each year until reaching 2055, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but

8

reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of Multi-Sector Bond Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

9

Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio each have a policy regarding how at least 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by SEC rules.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may engage in other types of investment strategies further described below. Each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios, except the Allocation Portfolios and the Target Allocation Portfolios, that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio and Target Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s and Target Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, in direct proportion to the amount of assets each Allocation Portfolio and Target Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (All portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, Fitch and S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, Fitch and S&P

10

is included in Appendix A to this SAI. The process by which Moody’s, Fitch and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio and Small Cap Value Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Collateralized Debt Obligations.    (Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Value Portfolio) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior

11

tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology

12

Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade bond’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade bonds, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

13

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    (All Portfolios) Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and Multi-Sector Bond Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

14

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including issuer (credit) default and adverse regulatory or jurisdictional interpretations.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (All portfolios) and Inverse Floaters.    (Aggressive Equity Portfolio, Core Bond Portfolio and Multi-Sector Bond Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value

15

prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

16

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of

17

at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

18

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental

19

authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with

20

more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital

21

and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

22

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio and Small Cap Growth Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given

23

change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

24

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    (All portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

25

Exchange Traded Funds (“ETFs”).    (All portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    (All portfolios) The portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as contain tax consequences (see section entitled “Taxation”).

Investment Grade Securities.    (All portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.    (Aggressive Equity Portfolio, Core Bond Portfolio and Multi-Sector Bond Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or

26

Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of

27

the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the

28

mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and Multi-Sector Bond Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private issuer. Municipal securities may also be sold as residual interest bonds.

Options and Futures Transactions.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (All Portfolios) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (All Portfolios) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that

29

exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Growth Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Aggressive Equity Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITs”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon

30

management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio, Health Care Portfolio and Small Cap Growth Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) A portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. The portfolio has the right to terminate a loan at any time. The portfolio does not have the right to vote on securities while they are on loan, but the portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the

31

portfolio’s interests. A portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the portfolio a loan premium fee. The portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the portfolio derived from lending the portfolio’s securities. Should the borrower of securities fail financially, the portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Short Term Investments.    (All portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact

32

on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Aggressive Equity Portfolio, Core Bond Portfolio, Multi-Sector Bond Portfolio and Small Cap Growth Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Multi-Sector Bond Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is generally an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. In such cases, a portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to limit any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the

33

movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that are approved in accordance with guidelines established by the Board of Trustees. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to a portfolio’s exposure (any accrued but unpaid net amounts owed by a portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” will ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

34

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used. Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. In addition, changing market conditions, such as those experienced recently in the credit markets, may have an adverse impact on the creditworthiness of a counterparty whether or not those conditions directly relate to the referenced assets that underlie the relevant swap agreement. In certain cases, this impact may be sudden and unpredictable.

Technology Sector Risk.    (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes.    (All portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

35

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (All portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and Target Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    (All Portfolios) An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

36

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily and Rocaton which receives information on a quarterly basis. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

37

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business activities of each portfolio to the following service providers and other organizations: the Manager; the sub-advisers; the independent registered public accountants; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (PricingDirect, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-it Group Limited, Standard & Poor’s Securities Evaluations); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PwC); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Congent Consulting); accounting systems or services (Advent Software Eagle Investment Systems Corp., Portia); software vendor (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Investment Technology Group, Inc., FactSet Research Systems Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.,); OTC derivative products and portfolio holdings (State Street Investment Manager Solutions); ratings agencies (Standard & Poor’s, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any (1) violations; or (2) exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

38

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	86	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (57)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private and public equity market investment firm; co-founder of Excelsior Ventures Management LLC, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	22	From 2002 to present, director of Access Integrated Technologies, Inc.; from 2005 to present, director of Jones Apparel Group, Inc.

39

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (62)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	22	From 2005 to present, Trustee of Granum Series Trust — Granum Value Fund; from 1998 to present, Director of Ayco Charitable Foundation.
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (51)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	22	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	22	None

*	Affiliated with the portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board an independent registered public accounting firm to conduct the annual audit of the Trust’s financial statements; review with the independent registered public accounting firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2008.

The Trust has a Compliance, Nominating and Compensation Committee consisting of all of the Independent Trustees. The Compliance, Nominating and Compensation Committee’s function is to coordinate the Board’s oversight of the Chief Compliance Officer (“CCO”) in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the Trust and its primary service providers with applicable federal securities laws (“Compliance Program”); to provide oversight of the Trust’s CCO; nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Compliance,

40

Nominating and Compensation Committee will not consider shareholder nominees. The Compliance, Nominating and Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2008.

The Trust has a Valuation Committee consisting of Alwi Chan, Brian Walsh, James Kelly and Armando Capasso and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Effective October 1, 2008, each Independent Trustee receives from the Trust an annual fee of $85,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $5,000 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $2,000 for each special Board meeting attended; (iii) $1,000 for each Compliance, Nominating and Compensation Committee meeting attended; and (iv) $3,000 for each Audit Committee meeting attended, and, (v) reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 will be paid to the Chair of the Audit Committee and a retainer of $10,000 will be paid to the Chair of the Compliance, Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2008*

Trustee	Aggregate Compensation from the Trust		Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**		None	None	None		None
Gerald C. Crotty	$		None	None	$
Barry Hamerling	$		None	None	$
Cynthia R. Plouché	$		None	None	$
Rayman L. Solomon	$		None	None	$

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Messrs. Hamerling and Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2008, Messrs. Hamerling and Solomon had accrued $ and $ , respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also served as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 35 funds of 2 trusts in the fund complex.

41

As of December 31, 2008, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, sub-advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee in Family of Investment Companies:
Steven M. Joenk

Aggressive Portfolio

Health Care Portfolio

Multi-Sector Bond Portfolio

International Equity Portfolio

Large Cap Core Equity Portfolio

Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Technology Portfolio

Over $
Gerald C. Crotty	$	Over $
Barry Hamerling	$	Over $
Cynthia R. Plouché	$	Over $
Rayman L. Solomon	$

*	As of December 31, 2008

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

42

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Brian E. Walsh 1290 Avenue of the Americas New York, NY (39)	Chief Financial Officer and Treasurer	From June 2007 to present	From December 2002 to May 2007 Vice President and Assistant Treasurer of the Trust; from November 2001 to May 2007, Assistant Treasurer of the Trust. From February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, NY (37)	Chief Compliance Officer and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; AML Compliance Officer from December 2005 to present	From December 2005 to May 2007, Vice President of the Trust; from August 2005 to present, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to August 2005, Vice President of AXA Financial and AXA Equitable and Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Compliance director and Assistant Vice President of AXA Financial and AXA Equitable.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (53)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, NY (33)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President and Assistant Secretary	From June 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to Present, Vice President and Counsel of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable, March 2005 to September 2007, Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.
James Kelly 1290 Avenue of the Americas New York, NY (39)	Controller	From June 2007 to present	From March 2006 to present, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director Prudential Investments.

43

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Carla Price Byer 1290 Avenue of the Americas New York, NY (31)	Assistant Controller	From December 2006 to present	From February 2004 to present, Assistant Vice President, AXA Financial and AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Financial and AXA Equitable; from October to January 2003, Senior Fund Administrator, AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein L.P.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (37)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of February     , 2009. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of February     , 2009, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

44

To the Trust’s knowledge, as of February     , 2009, the following Allocation Portfolios owned shares in portfolios entitling such Allocation Portfolios of the Trust to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Allocation Portfolio

As of February     , 2009, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”).

The Management Agreement for the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers.

45

The continuance of each Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the portfolio are limited to the extent described in the Prospectuses. The management fees for each portfolio are set forth below. The management fees for certain portfolios are subject to certain voluntary reductions, as more fully described in the prospectuses. Those reductions are not reflected below.

(as a percentage of average daily net assets)

Portfolio	Management Fee
Conservative Allocation Portfolio	0.10%
Conservative-Plus Allocation Portfolio	0.10%
Moderate Allocation Portfolio	0.10%
Moderate-Plus Allocation Portfolio	0.10%
Aggressive Allocation Portfolio	0.10%
Target Allocation 2015 Portfolio	0.10%
Target Allocation 2025 Portfolio	0.10%
Target Allocation 2035 Portfolio	0.10%
Target Allocation 2045 Portfolio	0.10%

(as a percentage of average daily net assets)

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Aggressive Equity Portfolio	0.600%	0.550%	0.525%	0.500%	0.475%
Health Care Portfolio	0.950	0.900	0.875	0.850	0.825
International Equity Portfolio	0.850	0.800	0.775	0.750	0.725
Large Cap Core Equity Portfolio	0.700	0.650	0.625	0.600	0.575
Large Cap Growth Portfolio	0.750	0.700	0.675	0.650	0.625
Large Cap Value Portfolio	0.750	0.700	0.675	0.650	0.625
Mid Cap Growth Portfolio	0.800	0.750	0.725	0.700	0.675
Mid Cap Value Portfolio	0.800	0.750	0.725	0.700	0.675
Small Cap Growth Portfolio	0.850	0.800	0.775	0.750	0.725
Small Cap Value Portfolio	0.850	0.800	0.775	0.750	0.725
Technology Portfolio	0.950	0.900	0.875	0.850	0.825

46

Portfolio	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Core Bond Portfolio	0.550%	0.525%	0.500%	0.475%	0.450%

	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multi-Sector Bond Portfolio	0.550%	0.525%	0.500%	0.480%	0.470%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each portfolio (or its predecessor) to the Manager during the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Manager did not receive any reimbursement for the portfolios then comprising the Trust. The table below includes fees paid to the Manager by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the calendar years ended December 31, 2006, 2007 and 2008.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$14,862,453	$14,862,453	$0
Core Bond Portfolio	$13,965,520	$12,359,024	$1,606,496
Health Care Portfolio	$4,551,212	$4,551,212	$0
Multi-Sector Bond Portfolio	$10,675,246	$10,675,246	$0
International Equity Portfolio	$14,806,740	$14,806,740	$0
Large Cap Core Equity Portfolio	$5,761,915	$5,737,578	$24,337
Large Cap Growth Portfolio	$3,430,904	$3,367,896	$63,008
Large Cap Value Portfolio	$11,058,324	$11,058,324	$0
Mid Cap Growth Portfolio	$8,222,027	$8,222,027	$0
Mid Cap Value Portfolio	$9,643,681	$9,643,681	$0
Technology Portfolio	$6,523,699	$6,523,699	$0
Conservative Portfolio	$285,378	$0	$618,709
Conservative-Plus Portfolio	$649,723	$0	$1,196,229
Moderate Portfolio	$7,153,824	$0	$11,899,559

47

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Moderate-Plus Portfolio	$4,617,219	$0	$7,678,378
Aggressive Portfolio	$1,046,033	$0	$1,843,837
Target 2015 Allocation Portfolio	$532	$0	$40,611
Target 2025 Allocation Portfolio	$577	$0	$40,627
Target 2035 Allocation Portfolio	$437	$0	$40,740
Target 2045 Allocation Portfolio	$397	$0	$40,673
Small Cap Growth Portfolio*	$2,570,688	$2,351,796	$218,892
Small Cap Value Portfolio*	$12,985,456	$12,985,456	$0

*	Reflects fees paid to the Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$16,668,596	$16,668,596	$0
Core Bond Portfolio	$16,589,030	$15,153,483	$1,435,547
Health Care Portfolio	$5,006,349	$5,006,349	$0
Multi-Sector Bond Portfolio	$11,387,266	$11,387,266	$0
International Equity Portfolio	$26,660,316	$26,660,316	$0
Large Cap Core Equity Portfolio	$8,449,991	$8,449,991	$0
Large Cap Growth Portfolio	$3,582,984	$3,509,409	$73,575
Large Cap Value Portfolio	$15,905,797	$15,905,797	$0
Mid Cap Growth Portfolio	$8,736,638	$8,736,638	$0
Mid Cap Value Portfolio	$12,024,273	$12,024,273	$0
Technology Portfolio	$7,045,953	$7,045,953	$0
Conservative Portfolio	$473,126	$0	$1,007,400
Conservative-Plus Portfolio	$987,215	$0	$1,828,927
Moderate Portfolio	$8,736,836	$0	$14,811,005
Moderate-Plus Portfolio	$8,825,284	$0	$14,795,509
Aggressive Portfolio	$2,391,730	$0	$4,142,198
Target 2015 Allocation Portfolio	$7,702	$0	$108,122
Target 2025 Allocation Portfolio	$9,976	$0	$106,806
Target 2035 Allocation Portfolio	$5,603	$0	$113,404
Target 2045 Allocation Portfolio	$4,010	$0	$100,020
Small Cap Growth Portfolio*	$3,670,093	$3,430,159	$239,934
Small Cap Value Portfolio*	$17,302,802	$16,836,622	$466,180

*	Includes fees paid to the Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$	$	$
Core Bond Portfolio	$	$	$

48

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Health Care Portfolio	$	$	$
Multi-Sector Bond Portfolio	$	$	$
International Equity Portfolio	$	$	$
Large Cap Core Equity Portfolio	$	$	$
Large Cap Growth Portfolio	$	$	$
Large Cap Value Portfolio	$	$	$
Mid Cap Growth Portfolio	$	$	$
Mid Cap Value Portfolio	$	$	$
Technology Portfolio	$	$	$
Conservative Portfolio	$	$	$
Conservative-Plus Portfolio	$	$	$
Moderate Portfolio	$	$	$
Moderate-Plus Portfolio	$	$	$
Aggressive Portfolio	$	$	$
Small Cap Growth Portfolio*	$	$	$
Small Cap Value Portfolio*	$	$	$
Target 2015 Allocation Portfolio	$	$	$
Target 2025 Allocation Portfolio	$	$	$
Target 2035 Allocation Portfolio	$	$	$
Target 2045 Allocation Portfolio	$	$	$

*	Reflects fees paid to the Manager with respect to the predecessor portfolio.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio (except the Allocation Portfolios and the Target Allocation Portfolios) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Sub-advisers for certain Portfolios is available in the Trust’s Annual or Semi-Annual Report to Shareholders.

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreement. The tables below includes the fees paid to the Sub-advisers by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2006, 2007 and 2008.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$8,022,331
Core Bond Portfolio	$4,668,945
Health Care Portfolio	$2,300,047
Multi-Sector Bond Portfolio	$5,970,242

49

Portfolio	Sub Advisory Fee Paid
International Equity Portfolio	$6,445,646
Large Cap Core Equity Portfolio	$2,409,435
Large Cap Growth Portfolio	$1,396,728
Large Cap Value Portfolio	$4,329,499
Mid Cap Growth Portfolio	$3,833,199
Mid Cap Value Portfolio	$4,385,832
Small Cap Growth Portfolio*	$1,335,689
Small Cap Value Portfolio*	$8,314,227
Technology Portfolio	$3,242,023

*	Reflects fees paid to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$9,268,334
Core Bond Portfolio	$5,526,317
Health Care Portfolio	$2,514,450
Multi-Sector Bond Portfolio	$6,431,183
International Equity Portfolio	$11,690,139
Large Cap Core Equity Portfolio	$3,498,907
Large Cap Growth Portfolio	$1,633,255
Large Cap Value Portfolio	$6,190,861
Mid Cap Growth Portfolio	$4,033,295
Mid Cap Value Portfolio	$5,353,662
Small Cap Growth Portfolio*	$1,899,849
Small Cap Value Portfolio*	$9,246,210
Technology Portfolio	$3,496,491

*	Includes fees paid to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$
Core Bond Portfolio	$
Health Care Portfolio	$
Multi-Sector Bond Portfolio	$
International Equity Portfolio	$
Large Cap Core Equity Portfolio	$
Large Cap Growth Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
Small Cap Growth Portfolio*	$
Small Cap Value Portfolio*	$
Technology Portfolio	$

*	Reflects fees paid to the Sub-advisers with respect to the predecessor portfolio.

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios and the Target Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment

50

styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. As noted above, the Manager is affiliated with certain Advisers, including AllianceBernstein, L.P. and AXA Rosenberg Investment Management LLC, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board of Trustees, including a majority of the Trust’s Independent Trustees.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Trust, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a

51

code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, with respect to all portfolios except the Allocation Portfolios and the Target Allocation Portfolios, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.14% of the Trust’s total average net assets in excess of $15 billion and up to and including $30 billion; and 0.125% of total Trust assets in excess of $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Effective on August 1, 2007, AXA Equitable has agreed voluntarily to waive a portion of its administration fee with respect to each portfolio, except the Allocation Portfolios and Target Portfolios, to reflect the following reduced rate: 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.125% of the Trust’s total average net assets in excess of $15 billion and up to an including $30 billion; and 0.10% of total Trust assets in excess of $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). With respect to the Allocation Portfolios and Target Allocation Portfolios, the Manager receives a fee at an annual rate of 0.15% of each portfolio’s total average daily net assets (excluding the assets of the Multimanager Portfolios) plus $35,000 per portfolio. Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J. P. Morgan Investor Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Trust, with respect to each portfolio, paid the following fees for administrative services. The tables below include the fees paid for administrative services by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2006, 2007 and 2008.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Administration Fee
Aggressive Equity Portfolio	$3,816,200
Core Bond Portfolio	$3,679,584
Health Care Portfolio	$713,503
Multi-Sector Bond Portfolio	$2,882,027
International Equity Portfolio	$2,300,837
Large Cap Core Equity Portfolio	$1,108,323
Large Cap Growth Portfolio	$716,019
Large Cap Value Portfolio	$2,017,785
Mid Cap Growth Portfolio	$1,269,088
Mid Cap Value Portfolio	$1,463,850
Technology Portfolio	$963,064
Conservative Portfolio	$466,673

52

Portfolio	Administration Fee
Conservative-Plus Portfolio	$1,018,096
Moderate Portfolio	$10,877,966
Moderate-Plus Portfolio	$7,020,013
Aggressive Portfolio	$1,616,169
Small Cap Growth Portfolio*	$247,820
Small Cap Value Portfolio*	$1,674,792
Target 2015 Allocation Portfolio	$12,998
Target 2025 Allocation Portfolio	$13,065
Target 2035 Allocation Portfolio	$12,856
Target 2045 Allocation Portfolio	$12,795

*	Reflects fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Administration Fee
Aggressive Equity Portfolio	$4,212,173
Core Bond Portfolio	$4,299,589
Health Care Portfolio	$755,053
Multi-Sector Bond Portfolio	$3,022,205
International Equity Portfolio	$4,026,663
Large Cap Core Equity Portfolio	$1,532,161
Large Cap Growth Portfolio	$726,942
Large Cap Value Portfolio	$2,823,000
Mid Cap Growth Portfolio	$1,312,665
Mid Cap Value Portfolio	$1,765,562
Technology Portfolio	$1,004,142
Conservative Portfolio	$744,698
Conservative-Plus Portfolio	$1,515,840
Moderate Portfolio	$13,140,413
Moderate-Plus Portfolio	$13,273,088
Aggressive Portfolio	$3,622,638
Small Cap Growth Portfolio*	$660,033
Small Cap Value Portfolio*	$2,953,864
Target 2015 Allocation Portfolio	$46,552
Target 2025 Allocation Portfolio	$49,964
Target 2035 Allocation Portfolio	$43,404
Target 2045 Allocation Portfolio	$41,014

*	Includes fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Administration Fee
Aggressive Equity Portfolio	$
Core Bond Portfolio	$
Health Care Portfolio	$
Multi-Sector Bond Portfolio	$
International Equity Portfolio	$
Large Cap Core Equity Portfolio	$

53

Portfolio	Administration Fee
Large Cap Growth Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
Technology Portfolio	$
Conservative Portfolio	$
Conservative-Plus Portfolio	$
Moderate Portfolio	$
Moderate-Plus Portfolio	$
Aggressive Portfolio	$
Small Cap Growth Portfolio*	$
Small Cap Value Portfolio*	$
Target 2015 Allocation Portfolio	$
Target 2025 Allocation Portfolio	$
Target 2035 Allocation Portfolio	$
Target 2045 Allocation Portfolio	$

*	Reflects fees paid for administrative services with respect to the predecessor portfolio.

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) have been approved by the Trust’s Board of Trustees including a majority of the Independent Trustees (as defined below), with respect to each portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) “Independent Trustees” of the Trust and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Class B Distribution Plan”). Under the “Class B Distribution Plan”, each portfolio is authorized, on behalf of the Class B shares to pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the “Class B Distribution Plan”, including: (i) the nature and causes of the circumstances which make the “Class B Distribution Plan” necessary and appropriate; (ii) the way in which the “Class B Distribution Plan” addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the “Class B Distribution Plan” on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship

54

of the “Class B Distribution Plan” to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or any related agreement, unanimously determined, in the exercise of its business judgment, that the Class B Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Class B Distribution Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Class B Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Distributors also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies

55

offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Class B Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or any 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (above 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the fees paid to the Co-distributors by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal year ended December 31, 2008. The table below shows the amounts paid by each portfolio to the Co-distributors pursuant to the Distribution Plan for the fiscal year ended December 31, 2008. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Aggressive Equity Portfolio	$	$	$
Core Bond Portfolio	$	$	$
Health Care Portfolio	$	$	$
Multi-Sector Bond Portfolio	$	$	$
International Equity Portfolio	$	$	$
Large Cap Core Equity Portfolio	$	$	$
Large Cap Growth Portfolio	$	$	$
Large Cap Value Portfolio	$	$	$
Mid Cap Growth Portfolio	$	$	$
Mid Cap Value Portfolio	$	$	$
Technology Portfolio	$	$	$
Conservative Portfolio	$	$	$
Conservative-Plus Portfolio	$	$	$
Moderate Portfolio	$	$	$
Moderate-Plus Portfolio	$	$	$
Aggressive Portfolio	$	$	$
Target 2015 Allocation Portfolio	$	$	$
Target 2025 Allocation Portfolio	$	$	$
Target 2035 Allocation Portfolio	$	$	$
Target 2045 Allocation Portfolio	$	$	$
Small Cap Growth Portfolio*	$	$	$
Small Cap Value Portfolio*	$	$	$

*	Includes fees paid to the Co-distributors with respect to the predecessor portfolio.

56

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio,

57

Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

The tables below include the amount paid in brokerage commissions by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2006, 2007 and 2008. For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, each portfolio paid the amount indicated in brokerage commissions:

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$4,872,669
Core Bond Portfolio	$166,913
Health Care Portfolio	$1,400,228
Multi-Sector Bond Portfolio	$24,456
International Equity Portfolio	$2,511,103
Large Cap Core Equity Portfolio	$662,493
Large Cap Growth Portfolio	$331,389
Large Cap Value Portfolio	$1,678,541
Mid Cap Growth Portfolio	$1,455,386
Mid Cap Value Portfolio	$1,298,775
Technology Portfolio	$2,178,757
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0
Target 2015 Allocation Portfolio*	$0
Target 2025 Allocation Portfolio*	$0
Target 2035 Allocation Portfolio*	$0
Target 2045 Allocation Portfolio*	$0
Small Cap Growth Portfolio**	$831,702
Small Cap Value Portfolio**	$5,808,530

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	No brokerage commissions were paid by the Target Allocation Portfolios prior to their commencement of operations on September 7, 2006.

**	Reflects amounts paid in brokerage commissions by the predecessor portfolio.

58

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$2,772,507
Core Bond Portfolio	$475,569
Health Care Portfolio	$956,126
Multi-Sector Bond Portfolio	$15,881
International Equity Portfolio	$3,098,372
Large Cap Core Equity Portfolio	$720,286
Large Cap Growth Portfolio	$568,384
Large Cap Value Portfolio	$2,516,771
Mid Cap Growth Portfolio	$1,325,748
Mid Cap Value Portfolio	$1,487,049
Technology Portfolio	$1,531,973
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0
Target 2015 Allocation Portfolio	$0
Target 2025 Allocation Portfolio	$0
Target 2035 Allocation Portfolio	$0
Target 2045 Allocation Portfolio	$0
Small Cap Growth Portfolio*	$1,713,278
Small Cap Value Portfolio*	$4,035,075

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Includes amounts paid in brokerage commissions by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$
Core Bond Portfolio	$
Health Care Portfolio	$
Multi-Sector Bond Portfolio	$
International Equity Portfolio	$
Large Cap Core Equity Portfolio	$
Large Cap Growth Portfolio	$
Large Cap Value Portfolio	$
Mid Cap Growth Portfolio	$
Mid Cap Value Portfolio	$
Technology Portfolio	$
Conservative Portfolio	$
Conservative-Plus Portfolio	$
Moderate Portfolio	$
Moderate-Plus Portfolio	$
Aggressive Portfolio	$
Target 2015 Allocation Portfolio*	$
Target 2025 Allocation Portfolio*	$

59

Portfolio	Brokerage Commissions Paid†
Target 2035 Allocation Portfolio*	$
Target 2045 Allocation Portfolio	$
Small Cap Growth Portfolio	$
Small Cap Value Portfolio	$

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or Co-distributors or affiliates of the Sub-advisers to each portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Portfolio	Bernstein	$66,238	1.36%	0.66%

Health Care Portfolio	Bernstein	$599	0.04%	0.02%

Large Cap Core Equity Portfolio	Bernstein	$5,966	0.90%	0.09%

Large Cap Growth Portfolio	Bernstein	$112	0.03%	0.01%

Large Cap Value Portfolio	Bernstein	$47,655	2.84%	0.98%

Mid Cap Growth Portfolio	Bernstein	$1,961	0.13%	0.03%

Mid Cap Value Portfolio	Williams Capital Group*	$1,210	0.09%	0.04%

	Bernstein	$208	0.02%	0.02%

Technology Portfolio	Bernstein	$743	0.03%	0.04%

60

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of June 2006, Williams Capital Group (“WCG”) became an affiliate of the Manager as a result of Cynthia R. Plouché’s service to WCG as a portfolio manager.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Aggressive Portfolio	Bernstein	$10,060	0.36%	0.04%
Health Care Portfolio	Bernstein	$4,354	0.46%	0.13%
International Equity Portfolio	Exane	$404	0.01%	0.00%
Large Cap Growth Portfolio	Cowen & Co.	$304	0.05%	0.04%
	Bernstein	$1,813	0.32%	0.28%
Large Cap Value Portfolio	Bernstein	$27,242	1.08%	0.50%
Mid Cap Growth Portfolio	Bernstein	$712	0.05%	0.00%
Mid Cap Value Portfolio	Cowen & Co.	$3,296	0.22%	0.11%
	Williams Capital Group*	$3,663	0.25%	0.20%
	Bernstein	$4,687	0.32%	0.12%
Small Cap Growth Portfolio	Raymond James & Associates Inc	$1,406	0.08%	0.08%
	Bernstein	$7,416	0.43%	0.63%
Technology Portfolio	BNP Paribas	$1,231	0.08%	0.02%
	Bernstein	$1,230	0.08%	0.15%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of June 2006, WCG became an affiliate of the Manager as a result of Cynthia R. Plouché’s service to WCG as a portfolio manager.

FISCAL YEAR ENDED DECEMBER 31, 2008

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Aggressive Portfolio	Bernstein	$	%	%
Health Care Portfolio	Bernstein	$	%	%
International Equity Portfolio	Exane	$	%	%
Large Cap Growth Portfolio	Cowen & Co.	$	%	%
	Bernstein	$	%	%
Large Cap Value Portfolio	Bernstein	$	%	%
Mid Cap Growth Portfolio	Bernstein	$	%	%
Mid Cap Value Portfolio	Cowen & Co.	$	%	%
	Williams Capital Group*	$	%	%
	Bernstein	$	%	%
Small Cap Growth Portfolio	Raymond James & Associates Inc	$	%	%
	Bernstein	$	%	%

61

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Technology Portfolio	BNP Paribas	$	%	%
	Bernstein	$	%	%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of June 2006, WCG became an affiliate of the Manager as a result of Cynthia R. Plouché’s service to WCG as a portfolio manager.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2008, the portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the portfolios paid the brokerage commissions indicated:

Portfolio	Related Brokerage Commissions Paid	Amount of Portfolio Transactions
Aggressive Equity Portfolio	$	$
Core Bond Portfolio	$	$
Health Care Portfolio	$	$
Multi-Sector Bond Portfolio	$	$
International Equity Portfolio	$	$
Large Cap Core Equity Portfolio	$	$
Large Cap Growth Portfolio	$	$
Large Cap Value Portfolio	$	$
Mid Cap Growth Portfolio	$	$
Mid Cap Value Portfolio	$	$
Technology Portfolio	$	$
Small Cap Growth Portfolio	$	$
Small Cap Value Portfolio	$	$

Investments in Regular Broker-Dealers

As of December 31, 2008, the portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Aggressive Portfolio

Aggressive Equity Portfolio

62

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Conservative-Plus Portfolio

Core Bond Portfolio

Health Care Portfolio

Multi-Sector Bond Portfolio

International Equity Portfolio

Large Cap Core Equity Portfolio

63

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Moderate Portfolio

Moderate-Plus Portfolio

Small Cap Growth Portfolio

64

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Small Cap Value Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Technology Portfolio

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regard to the Allocation Portfolios and the Target Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Portfolio or a Target Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “About Us” and click on “Proxy Voting Records”) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a portfolio will be issued to a shareholder upon receipt of such consideration.

65

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•

The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•

Foreign securities not traded directly in the U.S., or traded in ADRs or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

66

•

Short-term debt securities (including money market securities) that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Options are valued at their last sales price or, if not available, the previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•

Shares of the Underlying Portfolios held by the Allocation Portfolios and the Target Allocation Portfolios, as well as shares of open-end mutual funds (other than ETFs) held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is

67

subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each portfolio will continue to qualify each taxable year to be treated as, a regulated investment company under Subchapter M of the Code (“RIC”). By doing so, the portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each portfolio, these requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirement”). For purposes of the Income Requirement, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

If a portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it

68

makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, a separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

The same treatment will not apply, however, with respect to any Underlying ETF (each of which is expected also to be treated as a RIC) in which the EQ/International ETF Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts or those Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. For each Portfolio that has satisfied those requirements for the first quarter of the first taxable year in which it seeks to qualify as a RIC, there is a 30-day period after the end of each quarter in which to cure any non-compliance.

A number of technical rules govern the computation of investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance of such portfolio.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at

69

least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the portfolio included in income for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a portfolio must distribute to satisfy the Distribution Requirement (i.e. with respect to the portion treated as short-term capital gain) and to increase the net capital gain it recognizes, without in either case increasing the cash available to the portfolio. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and

70

(3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a portfolio’s section 988 losses exceed its other investment company taxable income during a taxable year, a portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s

71

shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

                                                         , serves as the Trust’s independent registered public accounting firm.          is responsible for auditing the annual financial statements of the Trust.

72

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2008, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March     , 2009 (File No. 811-10509), are incorporated by reference and made a part of this document.

73

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•

Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•

Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•

Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•	AAA — The highest rating assigned. This rating is assigned to the “best” credit risk relative to other issues or issuers.

•	AA — A very strong credit risk relative to other issues or issuers. The credit risk inherent in these financial commitments differs only slightly from the highest rated issuers or issues.

•

A — A strong credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

•

BBB — An adequate credit risk relative to other issues or issuers. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

•

BB — A fairly weak credit risk relative to other issues or issuers. Payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

•

B — Denotes a significantly weak credit risk relative to other issues or issuers. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

•

CCC, CC, C — These categories denote an extremely weak credit risk relative to other issues or issuers. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

•	DDD, DD, D — These categories are assigned to entities or financial commitments which are currently in default.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2008

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Catherine Wood
CLEARBRIDGE ADVISORS, LLC
Richard Freeman	5	$6.28 Billion	3	$1.5 Million	40,513	$6.17 Billion	0	N/A	0	N/A	0	N/A
Evan Bauman	3	$1.33 Billion	3	$1.5 Million	40,723	$6.56 Billion	0	N/A	0	N/A	0	N/A
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert G. Hagstrom, Jr.	6	$1.12 Billion	4	$98.9 Million	23	$875 Million	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
Thomas F. Marsico
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of

Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Catherine Wood	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

CLEARBRIDGE ADVISORS, LLC

Description of any material conflicts

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Clearbridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product,

one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.

Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees is shares upon vesting over a four year deferral period.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Richard Freeman	X
Evan Bauman	X

LEGG MASON CAPITAL MANAGEMENT, INC.

Conflicts of Interest

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager makes investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Structure of Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert G. Hagstrom, Jr.	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

As a general matter, Marsico Capital Management, LLC (“MCM”) faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP Aggressive Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

The need to balance the interest of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

Compensation for MCM’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

In addition, MCM’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within MCM’s Investment Management Team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

MULTIMANAGER CORE BOND PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK FINANCIAL MANAGEMENT, INC.
Scott M. Amero
Matthew Marra
Andrew J. Phillips
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Paul A. McCulley	12	$5.68 Billion	9	$1.20 Billion	57	$9.95 Billion	12	$5.68 Billion	9	$1.20 Billion	2	$134.3 Million
SSgA FUNDS MANAGEMENT, INC.
John Kirby	8	$3.19 Billion	88	$49.54 Billion	111	$89.18 Billion	0	N/A	0	N/A	0	N/A
Mike Brunell	8	$3.19 Billion	88	$49.54 Billion	111	$89.18 Billion	0	N/A	0	N/A	0	N/A

BLACKROCK FINANCIAL MANAGEMENT, INC.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Messrs. Amero, Marra and Phillips currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero and Spodek assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the relevant benchmark is the Barclays Capital Aggregate Index.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra and Phillips have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Marra and Phillips have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to

3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Scott M. Amero	X
Matthew Marra	X
Andrew J. Phillips	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities.     A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global

Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Paul A. McCulley	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John Kirby	X
Mike Brunell	X

MULTIMANAGER HEALTH CARE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
INVESCO AIM CAPITAL MANAGEMENT, INC.
Derek Taner	3	$1.46 Billion	1	$146.9 Million	0	N/A	0	N/A	0	N/A	0	N/A
Dean Dillard	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Michael Dauchot	1	$134 Million	1	$11 Million	4	$1 Million	0	N/A	0	N/A	0	N/A
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Robert L. Deresiewicz
Ann C. Gallo
Jean M. Hynes
Kirk J. Mayer

INVESCO AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco Aim and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco Aim determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction.

•

Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Invesco Aim has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•

Base salary.    Each portfolio manager is paid a base salary. In setting the base salary, the Advisor and each Sub-Advisor’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus.    The portfolio managers are eligible, along with other employees of the Advisor and each Sub-Advisor, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available for the Advisor and each of the Sub-Advisor’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Advisor	Performance Time Period[1]
Invesco Aim	Four-year average performance against Fund peer group.

[1]	Rolling time periods based on calendar year end.
[2]

Portfolio Managers may be granted a short term award that vests on a pro rate basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•

Equity-based compensation.    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco’s Board of Directors. Awards if equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Derek Taner	X
Dean Dillard			X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

RCM goes to great lengths to ensure that its compensation packages are competitive. RCM’s compensation strategy begins with participation in annual industry compensation reviews to benchmark “best in class” compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position’s compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Michael Dauchot	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e.

equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Wellington Management receives for managing the Fund. The Investment Professionals also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the Mr. Deresiewicz is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Health Care Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mayer, Ms. Gallo and Ms. Hynes are partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Robert L. Deresiewicz	X
Ann C. Gallo	X
Jean M. Hynes	X
Kirk J. Mayer	X

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
Mark Hudoff	9	$9.59 Billion	25	$5.75 Billion	23	$3.49 Billion	9	$9.59 Billion	2	$543.8 Million	23	$3.49 Billion
POST ADVISORY GROUP, LLC
Allan Schweitzer	1	$631.4 Million	1	$245.1 Million	55	$6.9 Billion	0	N/A	15	$1.6 Billion	9	$3.7 Billion
SSgA MANAGEMENT, INC.
John Kirby	8	$3.19 Billion	88	$49.54 Billion	111	$89.18 Billion	0	N/A	0	N/A	0	N/A
Elya Schwartzman	8	$3.19 Billion	88	$49.54 Billion	111	$89.18 Billion	0	N/A	0	N/A	0	N/A

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Regulatory and Litigation Matters

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, trustees, and employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares during specified periods, or as derivative actions. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees and employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis. To date, no briefs have been filed. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Mark Hudoff	X

POST ADVISORY GROUP, LLC

Conflicts of Interest

Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, conflicts of interest may arise. Post’s investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post over time and to ensure compliance with appropriate regulatory requirements.

Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, strategies and restrictions.

To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.

Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s policies and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

Post’s key principals may face demands on their time in order to manage their accounts. Such key principals will devote the amount of time that each of them deems to be necessary to carry out the investment activities of the accounts. While serving as key principals, such key principals will engage in the same or similar trading strategies for the accounts managed by Post. Such key principals receive salaries and other compensation from their employment with Post, and Post may receive fees and other compensation for the services it provides.

Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation

The compensation for the senior investment professionals is comprised of base salary (50%), bonus pool (35%) and certain other performance incentives (15%). Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm.

One hundred percent of the performance incentives for portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Allan Schweitzer	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John Kirby	X
Elya Schwartzman	X

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Henry S. D’Auria
Sharon Fay
John Mahedy
Kevin F. Simms
JPMORGAN INVESTMENT MANAGEMENT INC.
James Fisher
Howard Williams
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
John Mahedy	X
Kevin F. Simms	X

JPMORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan Investment Management Inc. (“JPMorgan”)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have have policies and procedures designed to manage the conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory national investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
James Fisher	X
Howard Williams	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

As a general matter, Marsico Capital Management, LLC (“MCM”) faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

The need to balance the interest of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

Compensation for MCM’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within MCM’s Investment Management Team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn G. Fedak
John Mahedy
Chris Marx
John Phillips
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake
John Tucker
THORNBURG INVESTMENT MANAGEMENT, INC.
William V. Fries, CFA
Connor Browne, CFA
Ed Maran, CFA

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2008.

The portfolio manager is compensated for managing the Fund and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts, and scope of responsibility (including assets under management).

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash deferred award, that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

Variable compensation is based on pre-tax performance of the Managed Funds. Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

The Portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William V. Fries, CFA	X
Connor Browne, CFA	X
Ed Maran, CFA	X

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the Portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
GOODMAN & CO. NY, LTD
Noah Blackstein
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
T. ROWE PRICE ASSOCIATES, INC.
Robert W. Sharps
WESTFIELD CAPITAL MANAGEMENT COMPANY LP
Arthur J. Bauernfeind
William A. Muggia
Ethan J. Meyers
Scott R. Emerman
Matthew Strobeck

GOODMAN & CO. NY LTD.

Description of any material conflicts

At time of writing, we do not believe any material conflicts would arise in the management of the Fund’s investments by the portfolio manager and the other accounts referred to in column (a)(2). In order to ensure such conflicts do not arise, we have a stringent Fair Allocation Policy that ensures clients are all treated equally. In addition, we have procedures in place to identify any potential conflicts of interest and any such issues are reviewed by the Independent Review Committee that represents interests of clients. Should any material conflict arise in the future, we would notify the Fund immediately and take immediate steps to resolve it.

Portfolio Manager Compensation

Base Salaries

A generous base salary that is in line with industry standards is paid and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Annual bonus is dependent on the following factors:

–	Performance for short, medium and long-term performance, with long-term results gathering the greater weight;

–	Performance is considered total return and gross of taxes;

–	Level of assets under management;

–	Contribution to investment team for investment insights and recommendations and contribution to marketing efforts;

Long-term Incentive Program

A further bonus, one that is deferred, is paid in parent company shares that vest after a three-year period. The level of this bonus is dependent on the usual factors for bonus plus an awareness of the portfolio manager’s key role in the management of his funds.

Stock Incentives in Parent Company, DundeeWealth Inc.

Key individuals, such as executive management and senior investment professionals, including the portfolio manager for this product, may be provided with stock incentives that are dependent on factors individual to each.

Stock Purchase Program

Up to 10% of an employee’s salary may be purchased in the stock of the publicly-listed parent company, DundeeWealth Inc., and the contribution will be matched 100% by GCICL.

Contributions to Group RRSP

GCICL has a phased in program for contributions, starting with a match of up to 20% of an employee’s contribution in the first year of employment to a match of 100% of such contributions by the 5th year of an employee’s tenure with the firm. Tax rules in the Canadian market permit a maximum contribution of $19,000 to a group RRSP. As such, GCICL contribution would be $9,500 annually.

Performance Based Fees

The other funds managed by the portfolio manager incur performance-based fees and he participates in a portion of those fees. Since the Trust will not be charged performance-based fees, there will be some differences in the compensation to the manager by the Fund as opposed to other clients.

Ownership of Securities of the Portfolio as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Noah Blackstein	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), Luxembourg SICAVs, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Managers Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Robert W. Sharps	X

WESTFIELD CAPITAL MANAGEMENT COMPANY LP

Description of any material conflicts

Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts.

The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the investment committee must allocate their time and investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee and those that do not. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield will bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm’s Code of Ethics.

Portfolio Manager Compensation

William A. Muggia, President, CEO CIO, and Partner of Westfield Capital, is responsible for the overall management of the Fund. As with all strategies at Westfield, investment decisions for the Fund are made at the product level by consensus of the Westfield Investment Committee (“IC”). The IC is composed of five primary portfolio management team members and Westfield’s security analysts. All members of the investment committee are eligible to receive four components of compensation:

•	All investment committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment committee members, with the exception of Mr. Muggia and Mr. Strobeck, are eligible to receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and contribution to the investment performance of Westfield Capital.

•

All investment committee members are eligible to receive a bonus pool distribution award. This award is derived from a pool based on 40% of the operating profit of Westfield. Individual awards are determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client service initiatives as well as and longevity at the firm.

•	Effective July 1, 2008, all investment committee members receive equity awards and sign non-competition agreements with Westfield Capital.

Additionally, as manager of four limited partnerships, Mr. Muggia is entitled to receive a portion of any performance fees earned on the partnerships. Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such limited partnerships to any member of Westfield.

Ownership of Securities of the Portfolio as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Arthur J. Bauernfeind	X
William A. Muggia	X
Ethan J. Meyers	X
Scott R. Emerman	X
Matthew Strobeck	X

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn Fedak
John Mahedy
Chris Marx
John Phillips
INSTITUTIONAL CAPITAL LLC
Jerrold K. Senser	13	$5.3 Billion	11	$1.3 Billion	121	$5.1 Billion	0	N/A	0	N/A	12	$946 Million
Thomas K. Wenzel	13	$5.3 Billion	11	$1.3 Billion	121	$5.1 Billion	0	N/A	0	N/A	12	$946 Million
MFS INVESTMENT MANAGEMENT
Nevin P. Chitkara	20	$25.3 Billion	4	$1.5 Billion	27	$6.4 Billion	0	N/A	0	N/A	0	N/A
Steven R. Gorham	20	$25.3 Billion	4	$1.5 Billion	27	$6.4 Billion	0	N/A	0	N/A	0	N/A
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

INSTITUTIONAL CAPITAL LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Jerrold K. Senser	X
Thomas R. Wenzel	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio— for instance, those that pay a higher advisory fee and/or have a performance adjustment.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 10%) than performance bonus.

Performance Bonus — Generally, performance bonus represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight gain given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
Lipper Equity-Income Funds
MSCI World Index
MSCI World Index Value
Lipper Global Large-Cap Value Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
Barclays Capital U.S. Aggregate Index
JP Morgan Global Government Bond Index

Steven R. Gorham	Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
Lipper Equity-Income Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
Barclays Capital U.S. Aggregate Bond Index
MSCI World Index
JP Morgan Global Government Bond Index
Lipper Global Large-Cap Value Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nevin P. Chitkara	X
Steven R. Gorham	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

MULTIMANAGER MID CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Bruce K. Aronow
N. Kumar Kirpalani
Samantha S. Lau
Wen-Tse Tseng
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	3	$3.68 Billion	7	$208.7 Million	1	$59.9 Million	0	N/A	0	N/A	0	N/A
Michael McCarthy	2	$459.5 Million	2	$104.6 Million		N/A	0	N/A	0	N/A	0	N/A
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Stephen Mortimer

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Wen-Tse Tseng	X

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

WELLINGTON MANAGEMENT COMPANY LLP

Description of any material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell Mid Cap Growth Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mortimer is a partner of the firm.

Ownership of Securities of the Portfolio as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
Stephen Mortimer	X

MULTIMANAGER MID CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks	22	$4.52 Billion	23	$2.65 Billion	161	$16.53 Billion	9	$2.05 Billion	1	$15.59 Million	31	$3.92 Billion
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
TRADEWINDS GLOBAL INVESTORS, LLC
David B. Iben
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William E. Ricks	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

[TRADEWINDS PORTFOLIO MANAGEMENT INFO. TO BE PROVIDED]

WELLINGTON MANAGEMENT COMPANY, LLP

Description of material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Mordy is a partner of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
EAGLE ASSET MANAGEMENT, INC.
Bert Boksen	17	$1.2 Billion	1	$36.3 Million	2,868	$901 Million	0	N/A	1	$36.3 Million	1	$6.6 Million
Eric Mintz	17	$1.2 Billion	0	N/A	2,868	$901 Million	0	N/A	0	N/A	1	$6.6 Million
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
WELLS CAPITAL MANAGEMENT INC*
Jerome Philpott
Stuart Roberts
Thomas C. Ognar
Bruce C. Olson

*	In the “Other Pooled Investment Vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance.

EAGLE ASSET MANAGEMENT, INC.

Description of any material conflicts.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm’s Code of Ethics. Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund. Eagle has established procedures to mitigate these conflicts, including the review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Compensation

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;

•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

•	Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;

•	All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, and Employee Stock Purchase Plan.

Although some accounts may pay significantly higher or lower fees then the Fund, there is no difference between the basic methodology used to determine M. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Bert Boksen	X
Eric Mintz	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

WELLS CAPITAL MANAGEMENT INC.

Description of any material conflicts.

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

We believe that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people. Recruitment and retention are therefore key components of a firm’s success.

Wells Capital Management has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here. Performance is evaluated over one-year, three-year, and five-year periods, on a pre-tax basis.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital Management’s investment teams.

Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their Masters in Business Administration, the Chartered financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Jerome Philpott	X
Stuart Roberts	X
Thomas C. Ognar	X
Bruce C. Olson	X

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2009						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FRANKLIN ADVISORY SERVICES, LLC
William J. Lippman	15	$8.72 Billion	1	$271.7 Million	0	N/A	0	N/A	0	N/A	0	N/A
Bruce C. Baughman, CFA	15	$8.72 Billion	1	$271.7 Million	0	N/A	0	N/A	0	N/A	0	N/A
Margaret McGee	15	$8.72 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Y. Dogan Sahin, CFA	2	$1.74 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor, CPA	18	$13.5 Billion	2	$875.1 Million	0	N/A	0	N/A	0	N/A	0	N/A
PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
George A. Henning
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A

FRANKLIN ADVISORY SERVICES, LLC

Description of any material conflicts.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
William J. Lippman	X
Bruce C. Baughman, CFA	X
Margaret McGee	X
Y. Dogan Sahin, CFA	X
Donald G. Taylor, CPA	X

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

No material conflicts of interest have been identified in connection with Mr. Henning’s management of the Registered Investment Companies identified above or the Fund’s investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Henning will report any perceived conflicts of interest to Pacific Global’s Chief Compliance Officer should they arise. Pacific Global’s compliance program provides written procedures related to trade aggregation and other potential conflicts of interest. The Chief Compliance Officer monitors compliance with these procedures as a component of Pacific Global’s compliance program.

Portfolio Manager Compensation

For the fiscal year ended December 31, 2007, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from Pacific Global for services rendered including portfolio management services provided to the Registered Investment Companies and the Other Accounts included above.

Ownership of Securities of the Portfolio as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
George A. Henning	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

MULTIMANAGER TECHNOLOGY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FIRSTHAND CAPITAL MANAGEMENT, INC.
Kevin M. Landis	4	$210 Million	2	$2.3 Million	1	$160,000	0	N/A	2	$2.3 Million	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen	5		4	$165 Million	17	$291 Million	0	N/A	0	N/A	0	N/A
Walter Price	6		6	$171 Million	11	$283 Million	0	N/A	2	$6 Million	0	N/A
SSgA FUNDS MANAGEMENT, INC.
Lynn Blake	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
John Tucker	93	$38.12 Billion	209	$271.56 Billion	215	$156.34 Billion	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill
Nicolas B. Boullet
Bruce L. Glazer
Anita M. Killian
Scott E. Simpson

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

Portfolio manager compensation contains both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, the majority of which are based on the portfolio manager’s investment performance, but also includes qualitative elements such as teamwork, compliance, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by Firsthand’s executive management team and is based on the overall performance of the managed portfolios, the overall performance of the company, and Firsthand Funds assets. The investment performance factor is based upon the investment performance of the Firsthand mutual funds managed by the portfolio manager. The investment performance factor is based on a comparison of the portfolio manager’s performance against the performance of an appropriate benchmark (typically a technology sector index or an index of technology sector funds). In calculating this component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 25%, performance for the most recent five-year period is weighted 25%, and performance for the most recent ten-year period is weighted 25%. If the portfolio manager does not have applicable performance for a time period, that factor will be weighted at 0%. Bonuses may be awarded near the end of a calendar year.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Premier VIP Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

RCM goes to great lengths to ensure that its compensation packages are competitive. RCM’s compensation strategy begins with participation in annual industry compensation reviews to benchmark “best in class” compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position’s compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

SSgA FUNDS MANAGEMENT, INC.

Description of any material conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with the similar investment guidelines. Under these circumstances, a potential investment maybe suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have the adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation as of December 31, 2008.

The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of State Street Global Advisers and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Ownership of Securities of the Fund as of December 31, 2008

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Lynn Blake	X
John Tucker	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of material conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Averill and Glazer also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Boullet is determined by the his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula Messrs. Averill, Glazer and Simpson and Ms. Killan are partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill	X
Nicolas B. Boullet
Bruce L. Glazer	X
Anita M. Killian	X
Scott E. Simpson	X

AXA ALLOCATION PORTFOLIOS AXA TARGET ALLOCATION PORTFOLIOS AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2008						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA CONSERVATIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
AXA MODERATE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
TARGET 2015 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
TARGET 2025 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
TARGET 2035 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski
TARGET 2045 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski

Description of any material conflicts

The Allocation Portfolios and the other registered investment companies for which Messrs. Kozlowski and Poutas serve as the portfolio managers are each structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager. None of such portfolios is subject to an advisory fee that is based on the performance of the portfolio. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, Messrs. Kozlowski and Poutas are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of the Allocation Portfolios, on the one hand, and the other portfolios, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2008

Because Messrs. Kozlowski and Poutas serve as officers and employees of AXA Equitable, and their respective roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities

AXA CONSERVATIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
AXA MODERATE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
TARGET 2015 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2025 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2035 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2045 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X

APPENDIX C

INVESCO AIM CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

INTRODUCTION

Our Belief

Invesco Aim’s Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ interests and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over the funds’ typical investment horizon.

Proxy voting is an integral part of Invesco Aim’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

The Invesco Aim Proxy Committee consists of seven members representing Invesco Aim’s Investments, Legal and Compliance departments. Invesco Aim’s Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company’s Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE INVESCO AIM PROXY VOTING GUIDELINES

I.    Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

•

Elections of Directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim’s investment thesis on a company.

•

Director Performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee Members. Invesco Aim believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority Standard in Director Elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified Boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority Voting Requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative Voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder Access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.    Incentives

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

•

Executive Compensation. Invesco Aim evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-Based Compensation Plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee Stock-Purchase Plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance Agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.    Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco Aim generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.    Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.    Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.    Shareholder Proposals on Corporate Governance

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.    Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim’s typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.    Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco Aim’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund or account-by-account basis.

EXCEPTIONS

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-Lending Programs

One reason that some portion of Invesco Aim’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-Blocking”

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s temporary inability to sell the security.

International Constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Invesco Aim Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim’s products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by Invesco Aim’s Proxy Voting Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Invesco Aim Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from Invesco Aim’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Invesco Aim Proxy Committee.

Personal Conflicts of Interest. If any member of the Invesco Aim Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of Funds. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, www.invescoaim.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy	Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.

AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

AXA ROSENBERG GROUP LLC

PROXY VOTING POLICY

Policy

AXA Rosenberg, as a matter of policy and as a fiduciary to our clients, has responsibility to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

AXA Rosenberg’s policy and practice includes the responsibility to arrange for proxies of those clients that have delegated proxy voting responsibility to be received and voted by proxy voting service providers, to disclose any potential conflicts of interest, as well as to make information available to clients about the voting of proxies for their portfolio and to maintain relevant and required records.

For those advisory clients that did not delegate or that have expressly retained proxy voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those clients’ portfolios.

AXA Rosenberg will accommodate clients who delegate proxy voting responsibility to it, but wish to retain their right to exercise proxy voting rights according to their own proxy policy or on specific proxy issues.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Office of the Global CIO has the responsibility for the implementation and monitoring of our proxy voting policy and practices. Legal and Compliance are responsible for AXA Rosenberg’s disclosures and recordkeeping of AXA Rosenberg’s proxy voting.

Procedures

Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information.

Service Providers will:

•	Keep a record of each proxy received;

•	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

•

Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•	Designated officers of AXA Rosenberg will periodically monitor Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

•

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client’s account.

Disclosure

AXA Rosenberg will disclose in its Disclosure Document its proxy voting policy and procedures. Additionally, clients may request information regarding how AXA Rosenberg voted their proxies, and clients may request a copy of AXA Rosenberg’s policy.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Client Services. In response to a request, Client Reporting will provide the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, AXA Rosenberg will vote proxies in the best interests of each particular client.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, by voting in accordance with the Service Providers’ Guidelines, AXA Rosenberg should avoid conflicts of interest because AXA Rosenberg votes pursuant to a pre-determined policy based on the recommendation of an independent third party.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. AXA Rosenberg believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required, AXA Rosenberg will generally abstain from voting these shares unless there is a compelling reason to the contrary.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AXA Rosenberg from voting such proxies. For example, AXA Rosenberg (or its Service Providers) may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AXA Rosenberg (or its Service Providers) to provide local agents with power of attorney prior to implementing the Service Provider’s voting instructions. Although it is AXA Rosenberg’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

Effective

June, 2008

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”). 4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]	In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
[3]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
[4]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
[5]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.    Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

[6]	Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]	The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.    Special Circumstances

A.    Routine Consents

BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

B.    Securities on Loan

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

[9]	The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

C.    Voting Proxies for Non-US Companies

While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

D.    Securities Sold After Record Date

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

E.    Conflicts of Interest

From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:

1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

2. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III.    Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A.    Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•      voted to implement or renew a “dead-hand” poison pill

•      ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•      failed to act on takeover offers where the majority of the shareholders have tendered their shares

•      are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•      on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•      sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis
A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

#	VOTE and DESCRIPTION
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly
A.23	FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure
A.24	FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats
A.25	AGAINST shareholder proposals requiring two candidates per board seat

#	VOTE and DESCRIPTION
A.26	AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care
A.27	AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
A.28	AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify
A.29

FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•      If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and

•      If only the director’s legal expenses would be covered

A.30	AGAINST proposals that provide that directors may be removed only for cause
A.31	FOR proposals to restore shareholders’ ability to remove directors with or without cause
A.32	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies
A.33	FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended

B.    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•      auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•      auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•      on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
C.13	FOR shareholder proposals – based on a case-by-case analysis – that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives
C.14	AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance

C.15	WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance
C.16	FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table
C.17	FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid
C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation
C.19	FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts
C.20	FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans
C.21	FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits
C.22

AGAINST the equity plan if any of the following factors apply:

•       The total cost of the company’s equity plans is unreasonable;

•       The plan expressly permits the repricing of stock options without prior shareholder approval;

•       There is a disconnect between CEO pay and the company’s performance; and/or

•       The plan is a vehicle for poor compensation practices

C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan
C.24	AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so
C.25	FOR shareholder proposals to put option repricings to a shareholder vote

D.    Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)
D.7	AGAINST proposals to create a new class of common stock with superior voting rights
D.8	AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights
D.9

FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•       It is intended for financing purposes with minimal or no dilution to current shareholders; and

•       It is not designed to preserve the voting power of an insider or significant shareholder

D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)
D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
D.12	FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced
D.13	FOR management proposals to implement a reverse stock split to avoid delisting
D.14	FOR management proposals to increase the common share authorization for a stock split or share dividend
D.15	FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name
E.5	AGAINST proposals to require a supermajority shareholder vote
E.6	FOR proposals to lower supermajority vote requirements
E.7	AGAINST proposals giving the board exclusive authority to amend the bylaws
E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders
E.9

CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•       The reasons for reincorporating

•       A comparison of the governance provisions

•       Comparative economic benefits, and

•       A comparison of the jurisdiction laws

E.10	FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes
E.11	FOR proposals to restore, or provide shareholders with rights of appraisal

F.    Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings
F.12	AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)

G.    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•       have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•       ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•       are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•       on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies
G.6	AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H.    Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:

•       environmental liabilities;

•       bank lending policies;

•       corporate political contributions or activities;

•       alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;

•       costs and risk of doing business in any individual country or the standards of operations in such country;

•       involvement in nuclear defense systems or other military products;

•       animal welfare standards;

•       pricing policies;

•       the use of certain commodities, genetically modified materials or chemicals;

•       sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;

•       charitable contributions made by the company

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles
H.5

FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•       The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•       The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•       There are no significant fines, penalties, or litigation associated with the company’s environmental performance

H.6	AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions
H.7

FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•       The company does not maintain operations in Kyoto signatory markets;

•       The company already evaluates and substantially discloses such information;

•       Greenhouse gas emissions do not significantly impact the company’s core businesses; or

•       The company is not required to comply with the Kyoto Protocol standards

H.8	AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use
H.9	AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders
H.10	AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage
H.11	AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company
H.12	AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders
H.13	AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies
H.14	AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company
H.15	FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company
H.16	AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement
H.17	AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company

H.18

AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:

•       label or identify products in a certain manner;

•       study or evaluate the use of certain company products;

•       increase animal welfare standards to above those required by law; or

•       engage in political, environmental or social activities that do not directly relate to the economic operations of the company

H.19

CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:

•       The feasibility of financially quantifying environmental risk factors;

•       The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

•       The costs associated with implementing improved standards;

•       The potential costs associated with remediation resulting from poor environmental performance; and

•       The current level of disclosure on environmental policies and initiatives

H.20	FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public
H.21

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•       Risks associated with certain international markets;

•       The utility of such a report to shareholders; and

•       The existence of a publicly available code of corporate conduct that applies to international operations

H.22

CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•       The nature and amount of company business in that country;

•       The company’s workplace code of conduct;

•       Proprietary and confidential information involved;

•       Company compliance with U.S. regulations on investing in the country; and/or

•       Level of peer company involvement in the country

H.23

CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•       The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

•       Agreements with foreign suppliers to meet certain workplace standards;

•       Whether company and vendor facilities are monitored and how;

•       Company participation in fair labor organizations;

•       Type of business;

•       Proportion of business conducted overseas;

•       Countries of operation with known human rights abuses;

•       Whether the company has been recently involved in significant labor and human rights controversies or violations;

•       Peer company standards and practices; and

•       Union presence in company’s international factories

IV.    Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11]

Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

CLEARBRIDGE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES SUMMARY

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

You may request:

(i)	a copy of ClearBridge’s Proxy Voting Policies and Procedures; and/or

(ii)	information concerning how ClearBridge voted proxies with respect to the securities held in your account.

Such request may be made by sending a written request to:

ClearBridge Advisors, LLC

620 8th Avenue

New York, NY 10018

Attention: Client Services

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. DIRECTORS AND AUDITORS

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II. CORPORATE GOVERNANCE

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

a. Confidential Voting.    We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

b. Greenmail.    Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

c. Indemnification of Directors.    We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

d. Cumulative Voting Rights.    We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

e. Opt Out of Delaware.    We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

f. Increases in Common Stock.    We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

a. Fair Price Amendments.    We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

b. Classified Boards.    We generally oppose classified boards because they limit shareholder control. (App N4)

c. Blank Check Preferred Stock.    We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

d. Supermajority Provisions.    We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

e. Golden Parachutes.    We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

f. Poison Pills.    We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

g. Reincorporation.    We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

h. Shareholder Rights.    We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

a. Other Business.    Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

b. Differential Voting Rights.    We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

c. Directors-share Ownership.    While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

d. Independent Directors.    While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

e. Preemptive Rights.    We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

f. Employee Stock Ownership Plans (ESOPs).    We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. SOCIAL ISSUES

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40 — S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII. CONFLICTS OF INTEREST

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. RECORD KEEPING

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE’S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A

List of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1) Raymond James & Associates, Inc.

2) Raymond James Financial Services, Inc.

3) Eagle Family of Funds (formerly Heritage Family of Funds), including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Eagle Capital Appreciation Trust, an equity fund; Eagle Income-Growth Trust, an income-growth fund; and Eagle Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Mid Cap Stock Fund, Core Equity Fund, and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4) Eagle Fund Distributors Inc., a limited purpose broker dealer.

5) Eagle Boston Investment Management Inc. a subsidiary of Eagle Asset Management, Inc.

6) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies. Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. — engaged in the leasing business, and acts as General Partner in various leasing programs.

b) RJ Health Properties, Inc. — engaged in purchase, sales and leasing of nursing homes and General Partner in various partnerships.

c) RJ Properties, Inc. — engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.

d) RJ Equities, Inc. — acts as General Partner in various partnerships.

e) Raymond James Bank, FSB.

f) Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.

g) Raymond James Financial International Limited, a broker-dealer based in London.

h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Last Updated:

August 9, 2003

TABLE OF CONTENTS

I.	Introduction

II.	Duty of the Advisor and General Policy

III.	Proxy Voting Guidelines

IV.	Proxy Committee

V.	Procedures

VI.	Overriding the Proxy Administrator’s Recommendations

VII.	Recordkeeping

VIII.	Review of Policy

Page 6	Proxy Override Request Form

I.    Introduction

The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Adviser”) with respect to the voting of shares owned by advisory clients on there relevant record dates over which it has discretionary voting authority (“Proxies”).

II.    Duty of the Advisor And General Policy

The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client. The Adviser, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client. Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates. The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued. With respect to potential conflicts of interest, the Adviser will vote proxies in accordance with the Adviser’s predetermined policies and guidelines.

The Adviser has adopted the following guidelines to provide a framework within which the Proxies will be voted.

III.    Proxy Voting Guidelines

As a general rule the Adviser shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.	Voting rights shall be exercised on all decisions that the Adviser has determined have a material effect on the value of the security.

2.	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.	Voting rights shall be exercised to give the greatest benefit to the advisory client. This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.    Proxy Committee

The Proxy Committee (the “Committee”) meets as needed to administer the Adviser’s proxy review and voting process and to revise and update the policies as new issues arise. The Committee may cause the Adviser to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted on a timely basis. The Committee is comprised of two members of the Adviser’s portfolio management and research departments.

V.    Procedures

1.	As described above, the Adviser may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”). If the Adviser has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote. At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Adviser’s policies and procedures.

2.	The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made. The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.	In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.	In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.	The Committee shall monitor implementation of Proxy voting and, in the event that the Adviser has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.	If the Adviser does not retain a Proxy Administrator, then the Adviser shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.    Overriding the Proxy Administrator’s Recommendations

From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions. All requests to change a vote must be given to a member of the Committee for independent review by the Committee. Following receipt of such request, the Committee shall follow the following process:

1.	Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Adviser should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Adviser and the advisory client with respect to the voting of a Proxy. Examples of conflicts of interest include situations where:

•	The Adviser seeks to manage the assets of a company whose securities are held by an advisory client; and

•

The Adviser or senior executives of the Adviser may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before shareholders—for example, an executive of the Adviser may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.	The completed Proxy Override Request Form is then submitted to the Committee for review and approval. The Committee must approve the override request for it to be implemented.

a.	The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.	An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.	If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.	The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.    Recordkeeping

The Adviser shall make and retain the following documentation:

1.	All proxy voting policies and procedures;

2.	A copy of each proxy statement it receives regarding advisory client securities[1];

3.	A record of each vote cast by the Adviser (or its designee) on behalf of an advisory client;

4.	A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Adviser that were material to making a decision on voting advisory client securities; and

[1]

If necessary, the Adviser will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov. Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Adviser clients.

5.	A record of each advisory client’s request for proxy voting information and the Adviser’s response, including the date of the request, the name of the advisory client and date.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

VIII.    Review of Policy

The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

PROXY OVERRIDE REQUEST FORM

Date:

Company:

Date of Proxy:

Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates a client or actively solicited prospective client of the Adviser?

No:

Yes: (identify and explain):

Other Potential Conflicts:

Did anyone contact the Adviser to change its vote?

No:

Yes (identify and explain)

Override vote for:

All client accounts holding a Company proxy; or

Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated (attach additional sheets of paper if more space is needed).

Resolution:

Rationale:

Approval:

Date:

(Note: attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.)

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

[1]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer; [3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian

[2]

The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[5]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:    The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:    Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues:    Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:    Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues:    As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance:    Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

FRANKLIN ADVISORY SERVICES, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer;[3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[5]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:    The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:    Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues:    Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:    Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues:    As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance:    Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.

The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review

Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 15, 2009

GOODMAN & COMPANY N.Y. LTD.

PROXY VOTING GUIDELINES

Goodman & Company N.Y., Ltd. (“Goodman & Company N.Y.”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

Goodman & Company N.Y. is a subsidiary of DundeeWealth Inc. (“DundeeWealth”). DundeeWealth is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Goodman & Company N.Y.

The purpose of this document is to outline the general guidelines used by Goodman & Company N.Y. for voting proxies received from companies held in Funds managed by Goodman & Company N.Y.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Goodman & Company N.Y., in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, Goodman & Company N.Y. may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, Goodman & Company N.Y., or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Goodman & Company N.Y. fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Goodman & Company N.Y. proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Goodman & Company N.Y. will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Goodman & Company N.Y. fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Goodman & Company N.Y., on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Goodman & Company N.Y. will not vote proxies received for issuers of securities that are no longer held in a Fund. Goodman & Company N.Y., on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Goodman & Company N.Y., in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Goodman & Company N.Y. provides sub advisory investment management services to a registered investment company, Goodman & Company N.Y. will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. Goodman & Company N.Y. will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Goodman & Company N.Y. is a subsidiary of DundeeWealth. Some of the Funds may hold common shares of DundeeWealth or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Goodman & Company N.Y. or its employees in connection with the exercise of voting rights of the Funds attached to the DundeeWealth shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of DundeeWealth shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Goodman & Company N.Y. has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by DundeeWealth and without taking into account any consideration relevant to DundeeWealth or any of its associates or affiliates.

Goodman & Company N.Y. will maintain records relating to a Fund’s proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Goodman & Company N.Y. that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director of Compliance, Investment Counsel to amend this document when necessary to reflect changes at Goodman & Company N.Y. and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquires should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Toronto Ontario, M5C 2V9.

INSTITUTIONAL CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

INSTITUTIONAL CAPITAL LLC

Proxy voting guidelines

I.    Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on the Adviser. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.    Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.    Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.    Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.    Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.    Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Proxy voting policies and procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

JPMORGAN INVESTMENT MANAGEMENT INC.

Summary of Global Proxy Voting

Procedures and Guidelines

The Board of Trustees delegates to the Fund’s investment manager, J.P. Morgan Investment Management Inc. (JP Morgan), proxy voting authority with respect to the Fund’s portfolio securities. Most of the securities in which the Fund invests are rarely required, or permitted to vote. To ensure that the proxies of portfolio companies are voted in the best interest of the Fund, the Funds’s Board of Trustees adopted JP Morgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting on proxies on specific types of issues.

JP Morgan’s regulatory framework and the business cultures and practices vary from region to region, so the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Not withstanding the variations among the Guidelines, all the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. In general, in the voting proxies of a particular security, JP Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JP Morgan and its affiliates have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JP Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review and approve the guidelines annually, and provide advice and recommendations on general proxy voting matters. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the JP Morgan’s clients on the one hand, and JP Morgan on the other hand) and ensure that the proxy vote is cast in the best interests of the JP Morgan’s clients. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from JP Morgan’s Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JP Morgan will vote the proxy. In addressing any material conflict, JP Morgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JP Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the

U.S. Guidelines:

•

JP Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JP Morgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JP Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JP Morgan votes against proposals for a super-majority vote to approve a merger.

•

JP Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

JP Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JP Morgan generally considers other management compensation proposals on a case-by-case basis.

•

JP Morgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals. In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

FEBRUARY 2008

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

26.	Janus will generally oppose proposals for different classes of stock with different voting rights.

27.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

28.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

29.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

30.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

32.	Janus will evaluate plans of reorganization on a case-by-case basis.*

33.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34.	Janus will generally vote in favor of proposals regarding changes in company name.

35.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

38.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

40.	Janus will generally vote in favor of proposals to require that voting be confidential.

41.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

42.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

FEBRUARY 2008

The following represents the procedures for Janus with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of the Risk Metrics Group; or 3) the recommendations of the Proxy Voting Service Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group.    The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent Proxy Voting Service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

(1)	All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.    Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY PRINCIPLES AND PROCEDURES

Overview

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

Procedures

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

MFS INVESTMENT MANAGEMENT

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2009

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.    Gathering Proxies

Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.    Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.    Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY

Portfolio Proxy Voting

Policies and Procedures

Pacific Global Investment Management Company (PGIMC) purchases and holds stock of companies which we believe will be a good investment for our clients. When those companies have issues which are put to shareholder votes, we are focused on the investment implications of each issue. Our review process is based on, above all other considerations, the best interests of our clients.

Proxy Administration

Each PGIMC client elects either to retain proxy voting authority himself or herself or to grant proxy voting authority to PGIMC. Once granted, the proxy voting authority will remain in effect until written instructions are received by PGIMC.

PGIMC assumes the fiduciary duty to vote proxies in a manner consistent with the best interests of the clients for whom it has been granted proxy voting authority.

PGIMC may purchase the voting stock of companies based in the U.S. as well as foreign countries. These companies may be well-known large-cap companies or mid-capitalization or small capitalization companies which are chosen for their specific growth potential.

PGIMC has established a Proxy Committee to decide how to vote proxies of portfolio companies. The Proxy Committee consists of PGIMC’s portfolio managers and investment operations management. PGIMC anticipates that, in most instances, the Proxy Committee will determine how to vote proxies based on the information developed in the course of day-to-day portfolio management activities, the information supplied in the proxy materials, and the guidelines in this Policy. As explained below, however, where a proxy raises an unusual corporate governance issue, a potential conflict or interest, or in whatever circumstance the Proxy Committee deems appropriate, the Proxy Committee will consult with the portfolio managers, legal counsel, or whatever other resources the Proxy Committee may deem appropriate to make an informed decision in the interests of clients.

The Proxy Committee’s consideration of proxy issues focuses on the investment implications of each issue. One of the key factors PGIMC considers in evaluating a particular company, in addition to revenue and earnings performance, is the quality and depth of its management. Additionally, PGIMC considers independent research provided by third parties and information presented by the company and its management.

Because the strength of management is such an important factor in PGIMC’s investment decisions, in reviewing the proxy issues of large-capitalization and mid-capitalization companies, particularly routine proxy issues, PGIMC expects that the Proxy Committee usually will carefully consider the recommendations of the company’s management. In evaluating small capitalization companies, PGIMC places particular emphasis on the strength of management. Thus, in those circumstances, the Proxy Committee will closely scrutinize the recommendation of management. When the Proxy Committee believes that the proxy issues present unusual corporate governance or other extraordinary issues, the Proxy Committee will consult with other resources in accordance with the procedures described below.

PGIMC believes that its investment in any large capitalization or mid-capitalization company could be easily liquidated without harm to clients if the Proxy Committee concludes that the investment implications of a proxy issue would be unfavorable to the company’s performance relative to other investment opportunities or otherwise harmful to clients. When such a determination is made, PGIMC will liquidate its position.

The Proxy Committee will consider only the interests of its clients in voting proxies which may present a potential conflict of interest. PGIMC does not anticipate that conflicts will arise frequently, because it and its affiliates for the most part do not engage in the types of business activities that would give rise to potential conflicts affecting the proxy voting process. For example, PGIMC’s affiliates do not engage in underwriting or other investment banking activities that might give rise to pressures to vote a certain way to obtain investment banking assignments. Likewise, PGIMC’s officers and employees are not directors of portfolio companies. In the past, PGIMC has not advised or sought assignments to provide investment advice to portfolio companies or their affiliated entities, such as pension funds. However, PGIMC may seek such assignments in the future. If in the future such an assignment or potential assignment would create a potential conflict with respect to a proxy issue, the Proxy Committee will consult with additional resources in accordance with the procedures described below.

Unusual Issues and Potential Conflicts of Interest

The Proxy Committee will consult with the portfolio managers, legal counsel, and such other resources as the Proxy Committee deems appropriate to analyze proxy issues that raise corporate governance issues or potential conflicts of interest. The evaluation of corporate governance issues seeks to determine whether the issues would adversely affect the client’s investment and make the company less attractive to own. The Proxy Committee will consider the recommendation of the company’s management as well as the evaluation of the portfolio manager. Because PGIMC’s positions in portfolio companies typically are a small percentage of the outstanding shares, the Proxy Committee will also consider cost in determining whether to obtain independent outside evaluations (i.e., advice from an independent person other than personnel of the adviser or legal counsel) to determine how to vote on a significant corporate governance issue. The Proxy Committee will weigh the benefit of obtaining independent evaluations against the cost and the influence the PGIMC’s vote may have in the outcome of the proxy issue.

Our Positions

The Proxy Committee has established proxy voting guidelines that it believes reflect desired principles of corporate governance and behavior. We have described below several issues which routinely appear in proxies along with our positions.

Corporate Governance — We generally oppose measures that would limit the rights of shareholders to act on possible transactions. For example, we generally oppose measures that call for a supermajority of shareholder approvals and we support cumulative voting.

Management Compensation — We evaluate plans on a case-by-case basis. We generally oppose compensation packages which we view as overly generous while we support programs that we believe provide reasonable incentives for performance. We also oppose programs that contain excessively dilutive stock option plans. For example, we have voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders.

Mergers and Acquisitions — We give careful consideration to the investment merits of any merger or acquisition involving a portfolio investment and consider, to the extent reasonable, third party analyses.

Social and Corporate Responsibility Issues — We believe that it is management’s responsibility to handle ordinary business matters. Accordingly, we generally vote with management recommendations on these matters. However, if the issue will negatively impact the ability of the company to achieve its investment goals, we will oppose it.

Summary

PGIMC is committed to participating in and, where appropriate, actively communicating with corporate management. We believe that we can best serve our clients’ interests by voting proxies consistent with this policy.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICY AND PROCEDURES1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment

[1]	Revised as of May 7, 2007.
[2]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1.	Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.	Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4.	Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.	Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.	Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.	Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.	Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.	Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.	Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.	D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.	Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.	Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.	Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.	Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.	Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.	Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.	Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
2.	Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
3.	Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.	Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.	Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.	Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.	Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.	Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.	Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.	Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.	Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.	Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.	Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.	Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.	Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.	Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.	Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.	Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.	Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.	Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.	Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.	Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.	Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.	Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.	Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.	Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.	Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.	Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*  *  *  *  *

POST ADVISORY GROUP, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and ERISA, including DOL Interpretive Bulletin 94-2 issued thereunder.

Procedures

Post’s Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204-2 (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.

Vote Against

(a)	Issues regarding Board entrenchment and anti-takeover measures such as the following:

(i) Proposals to stagger board members’ terms;

(ii) Proposals to limit the ability of shareholders to call special meetings;

(iii) Proposals to require super majority votes;

(iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

(v) Proposals regarding “fair price” provisions;

(vi) Proposals regarding “poison pill” provisions; and

(vii) Permitting “green mail.”

(b)	Providing cumulative voting rights.

Vote For

(a)	Election of directors recommended by management, except if there is a proxy fight.

(b)	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)	Date and place of annual meeting.

(d)	Rotation of annual meeting place.

(e)	Limitation on charitable contributions or fees paid to lawyers.

(f)	Ratification of directors’ actions on routine matters since previous annual meeting.

(g)	Confidential voting.

(h)	Limiting directors’ liability.

Case-by-case

Proposals to:

(1)	Pay directors solely in stock.

(2)	Eliminate director mandatory retirement policy.

(3)	Mandatory retirement age for directors.

(4)	Rotate annual meeting location/date.

(5)	Option and stock grants to management and directors.

(6)	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING PROCEDURES AND GUIDELINES

NOVEMBER 2007

I.    Introduction

Provident Investment Counsel, Inc. (“Provident”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940.

II.     Voting Procedures

Provident has adopted the following policies.

A.	Determine Proxies to be Voted

Provident has contracted with an outside proxy-voting vendor (“RiskMetrics Group”) who will oversee Provident’s proxy voting process. RiskMetrics Group will determine what proxy votes are outstanding and what issues are to be voted on. Risk Metrics Group will verify that the number of shares listed on the proxy ballot matches Provident’s records and that each proxy was received. If a discrepancy is discovered or a proxy is missing, RiskMetrics Group will take appropriate action to correct or obtain the proxy.

B.	Voting

Provident will carefully consider all proxy proposals. The analyst of the security on the proxy being voted will determine how each ballot item will be voted. In exercising judgment with respect to voting stock held in a fiduciary capacity, Provident’s decisions are governed by our primary duty to safeguard and promote the best interest of the accounts and their beneficiaries. In keeping with this duty, it is our policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held. If, after careful consideration, we believe that corporate management’s position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and /or its shareholders, the stock will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted “for” or against”.

C.	Conflicts of Interest

For purposes of these policies and procedures, Provident will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is to be voted, or any affiliate of that company, is a client of Provident, or (b) Provident has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company. Provident’s Vice-President/Research, shall maintain records sufficient to identify such conflicts of interest, and shall notify the security analyst in charge of voting a proxy when Provident has a conflict of interest with respect to such vote.

In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines specified in Section III below, so long as the application of the guidelines to the matter involves little or no discretion by Provident. If the guidelines in Section III do not cover the matter to be voted on, or cover the matter but involve more than little discretion by Provident, then the proxy will be voted as recommended by RiskMetrics Group.

D.	Recordkeeping

The following records will be maintained:

•	A copy of Provident’s proxy voting policies and procedures

•	A brief description of the proxy proposals for each company.

•	The vote cast for each proxy overall as well as by portfolio.

•

Documentation showing research conducted, including calls or other contacts made, documents analyzed, persons involved in decision making process and documentation on any conflicts of interest that arose and how it was resolved.

•	Verification that the shares listed on the proxy match the Adviser’s records. Also proxies that were not received, and what actions were taken to obtain them.

•	A copy of each written client request for proxy voting records and the Adviser’s written response to any client requests for such records.

III.    Voting Guidelines

Provident has adopted the following voting guidelines. As noted above, however, we carefully consider all proposals submitted to shareholders in accordance with our aforementioned procedures. The following are some sample guidelines, not rigid rules. In the event of a client restriction, we will vote in accordance with their guidelines.

A.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote	FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

B.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees, unless a majority of the committee is comprised of outsiders.

•

Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, unless a majority of the committee is comprised of outsiders.

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RiskMetrics Group’s definition of independence.

Vote AGAINST shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RiskMetrics Group favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

C.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where RiskMetrics Group recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

D.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

E.	Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the RiskMetrics Group Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

F.	State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

G.	Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RiskMetrics Group.

Vote CASE-BY-CASE proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote CASE-BY-CASE proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote CASE-BY-CASE proposals to create a new class of common stock with superior voting rights.

Vote CASE-BY-CASE proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote CASE-BY-CASE proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote CASE-BY-CASE proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote CASE-BY-CASE proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

H.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Provident’s methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Provident will review the RiskMetrics Group model results but is not bound by the RiskMetrics Group limits or recommendations regarding dilution. That decision is left to the Provident analyst on a case by case basis.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by RiskMetrics Group.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RiskMetrics Group.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis with reference to the quantitative model developed by Risk Metrics Group.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower-ranking employees

•	Whether the company’s stock-based compensation plans meet Risk Metrics Group’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

I.	Social and Environmental Issues

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote AGAINST reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

RCM PROXY VOTING GUIDELINES AND PROCEDURES

NOVEMBER 24, 2008

Policy Statement

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting of representatives from the Research Department, Portfolio Management Team (PMT), the

Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM’s vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least two years.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

Proxy Voting Guidelines

Ordinary Business

Ordinary Business Matters:    Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

Auditors

Ratification of Auditors:    Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors:    Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence:    Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

Board of Directors

Election of Directors:    Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may vote against or withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors:    Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards:    AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board:    Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board:    Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board:    AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors:    AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection:    Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer:    Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors:    Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

Executive and Director Compensation

Stock Incentive Plans:    Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Cash Bonus Plans (OBRA related):    Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans:    FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans:    Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay:    Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes):    Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Capital Structure

Capital Stock Authorizations:    Case-by-Case

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits and Dividends:    Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

Mergers and Corporate Restructuring

Mergers and Restructurings:    Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit of such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail:    FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision:    AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes:    Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation:    Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

Anti-takeover Defenses and Voting Related Issues

Poison Pills:    Case-by-Case

RCM votes AGAINST poison pills (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights:    Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock:    Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions:    AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting:    Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent:    Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting:    FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting:    FOR

RCM votes FOR shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues:    Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•	Cost to implement proposed requirement

•	Whether any actual abuses exist

•	Whether the company has taken any action to address the problem

•	The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles:    Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company’s current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting:    FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

Northern Ireland (MacBride Principles):    Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

•	Whether any discrimination charges have been filed against the subject company within the past year;

•	Whether the subject company has subscribed to the Fair Employment Agency’s, “Declaration of Principle and Intent.” (Northern Ireland governmental regulations); and

•	Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

SSgA FUNDS MANAGEMENT, INC.

PROXY VOTING POLICY

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (“SSgA”) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Manager of Corporate Governance is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from RMG, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•

The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

•

Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and nonaudit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific — ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

•

General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other

•

Adoption of anti-”greenmail” provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provision

II.	Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly “backdated” or “springloaded” where one of the following scenarios exists:

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

•

(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

•	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

•	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•

Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

III.	FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive — whether from clients, consultants, the media, the issuer, RMG or other sources — as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York — Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

THORNBURG INVESTMENT MANAGEMENT, INC.

AND

THORNBURG INVESTMENT TRUST

POLICY ON PROXY VOTING

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. ( “TIM”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)—6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. TIM does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)	Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During this blocking period, shares that will be voted at the meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Clients’ custodian banks. TIM may choose not to vote an Investment Client’s shares in a share blocking market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this share blocking period outweighs the benefit of exercising the vote. TIM will exercise its judgment in the voting condition described above while adhering to Investment Client instructions and this policy.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. The duration of a power of attorney varies depending on the market. While TIM may seek to provide the requisite power of attorney in each instance where TIM is exercising its voting authority, TIM may at times be unable to provide the power of attorney. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(i)	Copies of this Policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(iii)	Voting Results for each Investment Client;

(iv)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(v)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(vii)	All written reports arising from annual reviews of policy function.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006, revised April 21, 2008.

TRADEWINDS GLOBAL INVESTORS, LLC

PROXY VOTING POLICY

MAY 21, 2007

The power to vote on proposals presented to shareholders through the proxy solicitation process is considered to be an integral part of the investment manager’s investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset. This Proxy Voting Policy was developed to ensure that proxies for which Tradewinds Global Investors, LLC (“Tradewinds”) has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies. In addition, Tradewinds may determine not to vote proxies relating to certain securities if Tradewinds determines it would be in its clients’ overall best interests not to vote.

A senior member of the investment team is responsible for oversight of the proxy voting process. Tradewinds has engaged the services of Institutional Shareholder Services, Inc., (“ISS”) to make recommendations to Tradewinds on the voting of proxies relating to securities held in our clients’ accounts. Tradewinds reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when we believe that specific ISS recommendations are not in the best economic interest of our clients and their beneficiaries. Specifically, Tradewinds will usually vote against any proposals for granting employees stock options, and if ISS or Tradewinds does not receive information about the proxy vote in time to research the proxy issues, Tradewinds will vote no on all such issues.

If Tradewinds manages the assets of a company or its pension plan and any of Tradewinds’ clients hold any securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the client’s request.

Tradewinds has adopted ISS Proxy Voting Guidelines with minor modifications. While these guidelines are not intended to be all-inclusive, they do provide guidance on Tradewinds’ general voting policies. A copy of Tradewinds’ Proxy Voting Policies and Procedures will be provided upon written request to a requesting client. Also, clients may request from Tradewinds information on how Tradewinds voted with respect to their portfolios’ securities. Tradewinds will provide such information through the most recently completed calendar quarter. Please forward such requests to:

Compliance Director

Tradewinds Global Investors, LLC

2049 Century Park East, 20th Floor

Los Angeles, CA 90067

TRADEWINDS GLOBAL INVESTORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

1.	Application; General Principles

1.1	These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which Tradewinds Global Investors, LLC (“Tradewinds”) has voting authority, directly or indirectly. Indirect voting authority exists where Tradewinds’ voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2	Tradewinds shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of Tradewinds or any other client of Tradewinds.

2.	Voting; Procedures

2.1	To provide centralized management of the proxy voting process, Tradewinds shall establish a Proxy Voting Committee.

2.1.1	The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

2.1.2	The Proxy Voting Committee shall:

•

supervise the proxy voting process, including the identification of material conflicts of interest involving Tradewinds and the proxy voting process in respect of securities owned by or on behalf of such clients;

•	determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

•	determine when Tradewinds may deviate from these Policies and Procedures.

2.2

Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.SM (“ISS Guidelines”) or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as “Voting Guidelines”) with the following exceptions: (a) Tradewinds shall usually vote against any proposals for granting employees stock options; and (b) if ISS or Tradewinds does not receive information about the proxy vote in time to research the proxy issues, Tradewinds shall vote no on all such issues.

2.2.1	Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

2.2.2	For clients that are registered investment companies (“Funds”), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, Tradewinds shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or its designated committee. The Proxy Voting Committee’s determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund’s Board or its designated committee.

2.2.3	For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client’s written direction.

2.3	Tradewinds may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Tradewinds deems appropriate under the circumstances.

2.31	Generally, Tradewinds does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Tradewinds may decide, on an individual security basis, that it is in the best interests of its clients for Tradewinds to vote the proxy associated with such a security, taking into account the loss of liquidity.

2.32	To the extent that Tradewinds receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by Tradewinds and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Tradewinds will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Tradewinds’ interest in maximizing the value of client investments. Tradewinds may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

2.33	In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.	Conflicts of Interest

3.1	Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

3.1.1	The issuer is a client of Tradewinds.

3.1.2

The issuer is an entity in which a member of the Executive Committee or Proxy Committee of Tradewinds or a relative[1] of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from

[1]	For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren.

the issuer during Tradewinds’ last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

3.1.3	The matter under consideration could reasonably be expected to result in a financial benefit to Tradewinds of at least $10,000 through the end of Tradewinds’ next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by Tradewinds or an affiliate).

3.1.4	Another client or prospective client of Tradewinds, directly or indirectly, conditions future engagement of Tradewinds on voting proxies in respect of any client’s securities on a particular matter in a particular way.

3.1.5	Any other circumstance where Tradewinds’ duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.1.6	Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

3.1.7	Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, Tradewinds does not consider information about the business arrangements of its affiliates or their officers and directors.

4.	Recordkeeping and Retention

4.1	Tradewinds shall retain records relating to the voting of proxies, including:

4.1.1	Copies of these Policies and Procedures and any amendments thereto.

4.1.2	A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission (“Proxy Statement”) that Tradewinds receives regarding client securities.

4.1.3	Records of each vote cast by Tradewinds on behalf of clients; these records may be maintained on an aggregate basis.

4.1.4	A copy of any documents created by Tradewinds that were material to making a decision on how to vote or that memorializes the basis for that decision.

4.1.5	A copy of each written request for information on how Tradewinds voted proxies on behalf of the client, and a copy of any written response by Tradewinds to any (oral or written) request for information on how Tradewinds voted.

4.2	These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of Tradewinds’ fiscal year during which the last entry was made in the records, the first two years in an appropriate office of Tradewinds.

4.3	Tradewinds may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements and records of votes cast by Tradewinds maintained by a third party, such as a proxy voting service.

Revised: July 25, 2006

EXHIBIT A

ISS Proxy Voting Guidelines Summary

Subject to Section 2.2 of the Proxy Voting Policies and Procedures

1.    Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.    Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.    Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.    Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.    State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.    Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes usually against plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

•	Vote usually against shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

9.    Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.    Mutual Fund Proxies

Election of Directors

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure

•	Director independence and qualifications

•	Attendance at board and committee meetings.

Votes should be withheld from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Are interested directors and sit on the audit or nominating committee, or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity

•	Votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity, and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance compared to peers

•	Resulting fees relative to peers

•	Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments

•	The reasons given by the fund for the change

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company

•	The fund’s past performance

•	Terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the advisor’s management.

EXHIBIT B

Proxy Voter Services (PVS)

U.S. Proxy Voting Policy Statement & Guidelines

Subject to Section 2.2 of the Proxy Voting Policies and Procedures

U.S. Proxy Voting Policy Statement and Guidelines
a) Fifth Edition, January 2003

Copyright © 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Proxy Voter Services/ISS

2099 Gaither Road, Suite 501

Rockville, MD 20850-4045

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS’s clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS’s guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS’s compliance with its responsibilities and will facilitate clients’ monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors’ Blue Ribbon Commission on Director Professionalism (1996): “The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders… In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself.” PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors are examined using the following five factors:

•	Poor long-term corporate performance record relative to its peer index and S&P 500;

•	Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

•	Diversity of board;

•	Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

•	Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•	Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

•	Chapter 7 bankruptcy, SEC violations, and criminal investigations;

•	Interlocking directorships;

•	Performance of compensation committee members related to egregious executive compensation; and

•	Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s historical track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•

Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

•	Equity ownership positions; and

•	Total impact on all stakeholders.

CEO Serving as Chairman

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.2

In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy3 is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

•	Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

•	Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

•	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family

[2]	Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.
[3]	New PVS policy implemented October 1, 2002.

relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

•	Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

•	Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

•	Vote AGAINST boards with a majority insider board composition.

Director Diversity

We support gender and ethnic diversity as an important component of a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

•	Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

•	Support endorsement of a policy of board inclusiveness.

•	Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

•	Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

•	Vote AGAINST classified boards when the issue comes up for vote.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

•	Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding — the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company’s board of directors. This is the only mechanism that minority shareholders can use to be represented on a company’s board.

•	Vote AGAINST proposals to eliminate cumulative voting.

•	Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

•

Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

•

Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

•

Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

PROXY CONTEST DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

•	Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

•

Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•	Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders.

•	Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

•	Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•	Vote FOR proposals that seek to fix the size of the board.

•	Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

AUDITORS

Auditor Ratification

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

•

Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

•	WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

•

Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

•	Impact of the merger on shareholder value;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium).

•	Financial viability of the combined companies as a single entity;

•	Was the deal put together in good faith? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

•	Fairness opinion (or lack thereof);

•	Changes in corporate governance and their impact on shareholder rights; and

•	Impact on community stakeholders and employees in both workforces.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises — the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that — absent of board or shareholder approval of the acquisition — the bidder must pay the remaining shareholders the same price for their shares that brought control.

•	Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

•	Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•	Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing Corporate Name

Vote FOR changing the corporate name in all instances if proposed and supported by management.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•

Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

•	Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director’s seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

•

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•	Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

•	Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

•	Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•	Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

•	Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders’ interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase.

•	Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

•	Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instruments — such as fixed dividend payments and seniority of claims to common stock — and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•	Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

•	Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

•

Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

•

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

•	Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•

Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

•	Change in Control: Will the transaction result in a change-in-control of the company?

•	Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring?

Would the restructuring result in severe loss to shareholder value?

•	Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

EXECUTIVE AND DIRECTOR COMPENSATION

Stock Option Plans

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Tradewinds will usually oppose stock options. All other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed compensation plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company — and shareholders — prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support compensation plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares. PVS will also consider any other features of the plan that may not be in shareholders’ best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

•	Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

•

Full market value:    Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

•	Repricing: Vote AGAINST all repricing plans for stock options.

Stock Option Expensing

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has “introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation.” Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

•	Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-Related Compensation Proposals

•	Vote FOR amendments that place a cap on annual grants or amend administrative features.

•

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•	Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

•

Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

•	Vote AGAINST plans that are deemed to be “excessive” because they are not justified by performance measures.

Shareholder Proposals to Limit Executive and Director Pay

•

Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

•	Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits.

•

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

•	Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

•	Generally vote against all proposals to ratify golden parachutes.

•	Vote on tin parachutes on a case-by-case basis.

Employee Stock Ownership Plans (Esops)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed “excessive” (i.e. generally greater than five percent of outstanding shares).

STATE OF INCORPORATION

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

•	Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•	The transparency (or lack thereof) of the new locale’s legal system;

•	Adoption of any shareholder-unfriendly corporate law provisions;

•	Actual, qualified tax benefits;

•	Potential for accounting manipulations and/or discrepancies;

•	Any pending U.S. legislation concerning offshore companies; and

•	Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets, and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

•	Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

•	Generally support reports on foreign military sales and economic conversion of facilities.

•	Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Political Contributions Reporting

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers. Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

•	Support proposals affirming political non-partisanship.

•	Support reporting of political and political action committee (PAC) contributions.

•	Support establishment of corporate political contributions guidelines and reporting provisions.

Equal Employment Opportunity and Other Work Place Practice Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•	Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

•

Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

•	Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what’s good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

•	Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•	Support non-discrimination in retirement benefits.

Fair Lending

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

•	Support compliance with fair-lending laws.

•	Support reporting on overall lending policies and data.

CERES Principles

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

•	Vote FOR the adoption of the CERES Principles.

•	Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

•	Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

•

Seek publication of a “Worker Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

•	Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct.

•	Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

•	Create incentives to encourage suppliers to raise standards rather than terminate contracts.

•	Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

•	Request public disclosure of contract supplier reviews on a regular basis.

•

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct, Human Rights, and Labor Codes

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

•

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

•	Support the implementation and reporting on ILO codes of conduct.

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

International Financial Related

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

•	Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

PROXY POLICY

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote — such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines — many of which are consistent with ISS positions — T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY VOTING GUIDELINES

Introduction

Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

•      Election of Directors:

        We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Case-by-Case

	• Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

	• Adopt Director Tenure/Retirement Age (SP):	Against

•      Adopt Director & Officer Indemnification:

        We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

For

• Allow Special Interest Representation to Board (SP):	Against

•      Require Board Independence:

        We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

For

•      Require Key Board Committees to be Independent.

        Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

For

• Require a Separation of Chair and CEO or Require a Lead Director:	For

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

•      Adopt Shareholder Access/Majority Vote on Election of Directors (SP):

        We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

        Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Case-by-Case

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

•      Approve/Amend Bonus Plans:

        In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Case-by-Case

• Approve Remuneration Policy:	Case-by-Case

• Exchange Underwater Options: We may support value-neutral exchanges in which senior management is ineligible to participate.	Case-by-Case

•      Eliminate or Limit Severance Agreements (Golden Parachutes):

        We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Case-by-Case

•      Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):

        We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Case-by-Case

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

•      Limit Non-Audit Services Provided by Auditors (SP):

        We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Case-by-Case

•      Ratify Selection of Auditors and Set Their Fees:

        We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Case-by-Case

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•      Adopt Cumulative Voting (SP):

        We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Against

•      Shareholder Rights Plans

        Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

Case-by-Case

-We generally support plans that include:

-Shareholder approval requirement

-Sunset provision

-Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

        Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.	Case-by-Case

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement: We likely will support shareholder and management proposals to remove existing supermajority vote requirements.	Against

• Adopt Anti-Greenmail Provision:	For

•      Adopt Confidential Voting (SP):

        We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Case-by-Case

• Remove Right to Act by Written Consent:	Against

Capital Structure

•      Increase Authorized Common Stock:

        We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Case-by-Case

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	For

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP):	Case-by-Case
We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: October 16, 2008

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles.

Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1. Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.

C.    Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines”—discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

December 14, 2007

WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

Proxy Voting Policy

Revised September 2008

Policy Statement and Introduction

Westfield Capital Management Company, LP (“WCM”) will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

This memorandum sets forth WCM’s policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Proxy Committee

WCM has a Proxy Committee (the “Committee”) composed of individuals from investment, marketing and compliance departments. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2	considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson

Heather Witte, Senior Marketing and Client Service Representative

John Montgomery, Partner and Portfolio Strategist

Karen DiGravio, Partner, Chief Financial Officer and Chief Compliance Officer

Tracee Currier, Proxy Associate & Compliance Assistant, Assistant Chairperson

Proxy Voting Administration

WCM’s Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1.	oversee the work of any third party vendor hired to process proxy votes; as of the date of these procedures, WCM’s third party vendor is Glass Lewis & Co. (“Glass Lewis”). WCM utilizes Glass Lewis’Viewpoint Proxy Platform;

2.	monitor the ballot reconciliation conducted by Glass Lewis, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee quarterly, utilizing the customized reporting within Glass Lewis;

3.	review and approve votes on Glass Lewis;

4.	maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

5.	prepare and distribute reports requested by WCM clients;

6.	maintain records of all communications received from clients requesting information on proxy voting and responses thereto;

7.	escalate issues on recurring problems reported;

8.	communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to Glass Lewis;

9.	report any conflicts of interest to the Proxy Committee and obtain an approval from the committee, if an override is necessary (See Conflicts of Interest section within this policy for specific procedures); and

10.	conduct due diligence annually on Glass Lewis, including the review of a SAS70 if available (at time of procedures Glass Lewis does not have a SAS70).

Proxy Voting Guidelines

WCM maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

The Proxy Associate reviews the proxy agenda against WCM’s guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in Glass Lewis. Any contentious issues, especially, special meeting agendas or contested meetings will be referred to the appropriate Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst. The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to the following exceptions:

1.	If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.

2.	For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”), WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM’s regular Guidelines. For a summary of AFL-CIO guidelines please see Exhibit E. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3.	For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis’ Socially Responsible guidelines, when specific SRI issues are not covered. Please see Exhibit F for a summary of these guidelines.

4.	Information on WCM’s proxy voting decision may not be distributed to external solicitors.

5.	The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

6.	In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis’ recommendations and that WCM not retain any discretion over such proxies.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department

2.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

3.	For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company’s Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review material conflicts of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee’s attention and Exhibit B will be completed and retained.

Recordkeeping

The Proxy Associate, will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

2.	electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.	records of each vote cast for each client;

4.	a reconciliation of Westfield holdings vs. ballots received;

5.	monthly ballot reconciliation report;

6.	monthly missed/unvoted ballot report;

7.	internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc;

8.	written reports to clients on proxy voting and of all client requests for information and WCM’s response;

9.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. Westfield will (1) require Glass Lewis to provide copies of all voting records promptly upon request; and (2) require Glass Lewis to maintain the records noted in (2) and (3) above.

Exhibit A

Westfield Capital Management Company, LP

Proxy Voting Guidelines

For

SEPARATELY MANAGED ACCOUNTS &

SUB-ADVISORY MUTUAL FUND ASSETS

INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also consider the research and recommendations from Glass Lewis for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsibility. If the stock is not in our research universe, WCM will default to Glass Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass Lewis research recommendation. Please see Glass Lewis’ Proxy Paper Policy Guidelines in Exhibit C. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I.    Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.    Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	WCM will withhold votes for any nominee for director if

•

The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority does not apply when a single individual or entity owns more than 50% of the voting shares (“Controlled Companies”) as the interests of the majority of shareholders are the interests of that entity or individual; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	WCM will withhold votes for any nominee for the:

•	audit committee who sits on more than three public company audit committees; or

•	compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

•	compensation committee who is currently up for election and served at the time of poor pay-for-performance.

•	WCM will withhold votes for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

•

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

•

WCM will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	WCM will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

•

WCM will withhold votes for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

•

WCM will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

•

WCM will withhold votes from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

•

WCM will withhold votes for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company’s peers

•	WCM will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

•

WCM will vote for the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B.     Compensation Plans

•	Stock Incentive/Option Plans

•	WCM will vote for performance based options requirements; and

•

WCM will vote for equity based compensation plans if Glass Lewis research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance; and

•	WCM will vote against if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

•

WCM will vote against if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

•	WCM will vote against if the stock incentive/option plans permits issuance of options with an exercise price below the stock’s current market price; and

•	WCM will vote for stock options if the stock options are fully expensed; and

•

WCM will vote for option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

•	WCM will vote for all deferred compensation plans

•	WCM will vote for all bonus plans recommended by the company’s management

In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.    Capitalization

•	WCM will vote for proposals relating to the authorization of additional common stock if the justification for the increase and the amount of the increase is reasonable.

•	WCM will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	WCM will vote for proposals authorizing share repurchase programs.

D.    Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

•

WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets

•	WCM will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.    Anti-Takeover Measures

WCM will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	WCM will vote for proposals to adopt fair price provisions.

F.    Auditors

WCM will vote for board approval proposal regarding the selection or ratification of an auditor except as follows:

•	WCM will vote against when there have been restatements or late filings where the auditors bear some responsibility for the restatements.

G.    Other Business Matters

WCM will vote for board-approved proposals approving routine business matters such as changing the company’s name, and procedural matters relating to the shareholder meeting, except as follows:

•	WCM will vote against authorization to transact other unidentified, substantive business at the meeting.

•	WCM will vote against proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM’s vote.

II.    Shareholder Proposals

•	WCM will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	WCM will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•

WCM will vote for shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock.

•	WCM will vote for shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

•	WCM will vote for shareholder proposals that are consistent with WCM’s proxy voting guidelines for board-approved proposals.

III.    Voting Shares of Non U.S. Issuers

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers in accordance with the foregoing Guidelines where applicable, except as follows:

•	WCM will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	WCM will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

WCM will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

•	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

•

Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

•	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Exhibit B

WESTFIELD CAPITAL MANAGEMENT COMPANY, LP

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:

2.	Date of Meeting:

3.	Referral Item(s):

4.	Description of WCM’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Where a proxy proposal raises a material conflict between WCM’s interests and a client’s interest, WCM will obtain approval from the Proxy Committee.

WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section

6.	Describe any contacts from parties outside WCM (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:	Tracee Currier
Title:	Proxy Associate

Exhibit C

DOMESTIC

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO

DOMESTIC PROXY ADVICE

GLASS, LEWIS & CO., LLC ■ One Sansome Street, Suite 3300, San Francisco, CA 94104 ■ T / 888.800.7001 ■ F / 415.357.0200 ■ info@glasslewis.com ■ www.glasslewis.com

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.

Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company’s audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

When chairmen and lead directors are deemed “independent” their independence should be indisputable or the company should not tout them as such.

We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be “current” for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

1.	A director who attends less than 75% of the board and applicable committee meetings.

2.	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance:

1.	CFO who presently sits on the board.

2.	Director who presently sits on an excessive number of boards

3.	Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years

4.	Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company

5.	Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company’s independent auditor, its internal controls and the filing of the company’s financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company’s executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to (re)nominate a director who should not sit on the board due to independence or other issues.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

Mandatory Director Retirement Provisions

Director Term Limits

Glass Lewis believes that term limits can be in the best interests of shareholders when they are of the appropriate length. The experience of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

Director Age Limits

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.

Auditor Ratification

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management’s recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

1. The auditor has a conflict of interest

2. Non-audit fees exceed audit fees

3. Recent restatements involving auditor errors

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Reporting Contributions and Political Spending

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

1.	Companies should seek more shares only when they need them.

2.	Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

3.	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the value of the business.

7.	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

Performance Based Options

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company’s peers.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board’s compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

Linking Pay to Social Criteria

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

Full Disclosure of Executive Compensation

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company’s pay is keeping pace with its performance. However, it is rarely in shareholders’ best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in shareholders’ best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders’ financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

Right of Shareholders to Call a Special Meeting

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Shareholder Action by Written Consent

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

4.	Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.

Advance Notice Requirements for Shareholder Ballot Proposals

Glass Lewis believes it is in shareholders’ best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year’s annual meeting.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

Voting Structure

Cumulative Voting

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

Majority Voting

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Shareholder Initiatives

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.

Labor Practices

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

Non-Discrimination Policies

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

Environmental Policies

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

Exhibit E

Taft Hartley (AFL-CIO Policy)

The AFL-CIO Proxy Voting Guidelines were created to serve pension fund trustees as a guide for voting their funds’ shareholder proxies in a manner that is consistent with the unique fiduciary responsibilities of union pension plans. The guidelines were developed to assist trustees in exercising their ownership rights in ways that achieve long-term value by supporting important shareholder initiatives on corporate accountability. Issues include board of directors proposals, corporate governance proposals concerning employee relations, executive compensation and corporate responsibility. The guidelines provide an in detail discussion of fiduciary duties of plan trustees described under the Employee Retirement Income Security Act (ERISA) and the Department of Labor (DOL) policy statements.

The following are examples of the AFL-CIO Policy position on specific matters.

•

When voting on the board of directors the board’s responsiveness to shareholder concerns as well as their responsiveness to employees and the communities in which they operate will be evaluated. Votes will be withheld for directors that fail to implement proposals that are in the long-term interests of shareholders and have been approved by shareholders in the past 12 months.

•	Proposals for fewer than 5 directors or more than 15 directors will not be supported.

•	Proposals requesting companies to make efforts to create a more diverse board of qualified directors, mainly women and minority groups should be supported.

•

Proposals requesting companies to report on diversity in the workplace should be supported. As long as they are not setting unreasonable goals, or require companies to hire employees that are not qualified for their positions.

For the full AFL-CIO policy please see

http://www.aflcio.org/corporatewatch/capital/upload/proxy_voting_guidelines.pdf

Exhibit F

ESG GUIDELINES

AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

2008 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

ESG Guidelines

In addition to the standard detailed analysis conducted by Glass Lewis for all its clients, Glass Lewis conducts an additional level of analysis on behalf of clients seeking to vote consistent with widely-accepted enhanced environmental, social and governance practices. This additional level of review is described in more detail below.

Management Proposals

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. In its standard analysis, Glass Lewis engages in an exhaustive examination of the methods and levels of compensation paid to executives to determine if pay and performance are properly aligned. Under the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria as well as other issues relevant to good corporate governance practices. The Glass Lewis ESG policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, Glass Lewis’ ESG policy generally supports proposals seeking to tie executive compensation to alternative performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards.

In general, the Glass Lewis ESG policy will evaluate director compensation based on the same criteria as executive compensation but will favor the ability to approve director compensation separate and apart from executive compensation. Furthermore, Glass Lewis will favor evaluating director compensation as it relates to various social criteria. The Glass Lewis ESG policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic and corporate governance implications of a proposed merger or acquisition in terms of the transaction’s likelihood of maximizing shareholder return. However, for the Glass Lewis ESG policy, Glass Lewis conducts a further level of analysis focusing on the effects of the transaction on the company’s stakeholders.

Shareholder Proposals

Shareholder Rights

Similar to Glass Lewis’ policy, the Glass Lewis ESG policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Glass Lewis ESG policy will support initiatives that seek to enhance shareholder rights, such as the elimination in/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote and the principle of one share, one vote.

Environment

Glass Lewis’ ESG policy generally supports proposals regarding the environment, in particular those seeking improved reporting and disclosure about company practices which impact the environment. Glass Lewis’ ESG policy supports increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES. Similarly, Glass Lewis’ ESG policy supports proposals, among others, requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental impact.

The Glass Lewis ESG policy will also support proposals seeking to adopt the Equator Principles. The Equator Principles are a financial industry benchmark for determining, assessing and managing social and environmental risk in project financing. Similarly, the Glass Lewis ESG policy supports proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

As bioengineering and nanotechnology become more prevalent, the Glass Lewis ESG policy carefully scrutinizes any proposals requesting that a company adopt a policy concerning these matters. In general, the Glass Lewis ESG policy supports proposals that seek additional reporting on these topics, as well as the development of safety standards to regulate their use.

Glass Lewis’ ESG policy carefully examines each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices and is not conversely aimed at limiting environmental disclosure or consideration.

Glass Lewis’ ESG policy evaluates a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies. The Glass Lewis ESG policy will consider withholding votes, or voting against, from certain directors for not exercising their fiduciary duty as it relates to environmental risk.

Labor/Human Rights

Glass Lewis’ ESG policy generally supports enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Glass Lewis ESG policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, Glass Lewis’ ESG policy supports proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions and corporate responsibility at large. The Glass Lewis ESG policy will support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Glass Lewis ESG policy supports the International Labor Organization standards and encourages companies to adopt such standards in its business operations.

Glass Lewis’ ESG policy will review the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. These directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met. If a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Glass Lewis ESG policy will consider withholding votes, or voting against, directors based on the severity of the violations and the outcome of the claims.

Health/Safety

Glass Lewis’ ESG policy generally supports proposals seeking increased disclosure regarding health and safety issues. In particular, Glass Lewis’ ESG policy supports proposals calling for the labeling of the use of genetically modified organisms (“GMO”), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. Glass Lewis’ ESG policy also supports proposals seeking a report on a company’s drug reimportation policy, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture.

Business Ethics

Glass Lewis’ ESG policy generally supports proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare. The Glass Lewis ESG policy supports proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Glass Lewis ESG policy supports reporting and reviewing a company’s political and charitable spending as well as its lobbying practices.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant.[1]

(b)	By-laws of Registrant.[1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) formerly, The Equitable Life Assurance Society of the United States dated as of November 30, 2001.[3]

(d)(1)(i)	Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003.[7]

(d)(1)(ii)	Amendment No. 1 dated July 31, 2003 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[7]

(d)(1)(iii)	Amendment No. 2 dated September 1, 2004 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[10]

(d)(1)(iv)	Amendment No. 1 dated May 1, 2006 to the Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003.[12]

(d)(1)(v)	Amendment No. 3 dated May 25, 2007 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[15]

(d)(1)(vi)	Amendment No. 2 dated July 15, 2006 to the Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003 – filed herewith.

(d)(1)(vii)	Amendment No. 4 dated July 24, 2008 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001 – filed herewith.

(d)(1)(viii)	Amendment No. 5 dated January 1, 2009 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001 – filed herewith.

(d)(2)	Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) dated as of November 30, 2001 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Technology Portfolio.[2]

(d)(2)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of July 31, 2003 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio, Multimanager Technology Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager High Yield Portfolio.[7]

(d)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with respect to Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager High Yield Portfolio.[7]

(d)(2)(iii)	Amendment No. 2 dated as of June 27, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with respect to Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[10]

(d)(2)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Alliance Bernstein dated as of July 31, 2006 with respect to Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[13]

(d)(2)(v)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllicanceBernstein L.P. dated June 22, 2007 with respect to the Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[15]

(d)(2)(vi)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllicanceBernstein L.P. dated January 1, 2009 with respect to the Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio – filed herewith.

(d)(3)	Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of November 30, 2001 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[1]

(d)(3)(i)	Investment Advisory Agreement between AXA Equitable and RCM dated as of November 30, 2001 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[3]

(d)(3)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2003 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[7]

(d)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[7]

(d)(3)(iv)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2006 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[13]

(d)(3)(v)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated June 22, 2007 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[15]

(d)(3)(vi)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated July 31, 2007 with respect to Multimanager Large Cap Growth Portfolio, Multimanager Technology Portfolio and Multimanager Health Care Portfolio.[15]

(d)(3)(vii)	Amendment No. 3 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated July 24, 2008 with respect to Multimanager Technology Portfolio and Multimanager Health Care Portfolio – filed herewith.

(d)(4)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to Multimanager Large Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio.[1]

(d)(4)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of August 18, 2003 with respect to Multimanager Large Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio.[7]

(d)(4)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of July 31, 2006 with respect to Multimanager Large Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio.[13]

(d)(4)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated June 22, 2007 with respect to Multimanager Large Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio.[15]

(d)(5)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to Multimanager Large Cap Core Equity Portfolio.[2]

(d)(5)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2003 with respect to Multimanager Large Cap Core Equity Portfolio.[7]

(d)(5)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2006 with respect to Multimanager Large Cap Core Equity Portfolio.[13]

(d)(5)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of June 22, 2007 with respect to Multimanager Large Cap Core Equity Portfolio.[15]

(d)(5)(iv)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 6, 2008 with respect to Multimanager Large Cap Core Equity Portfolio – filed herewith.

(d)(6)	Investment Advisory Agreement between AXA Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to Multimanager Large Cap Core Equity Portfolio.[1]

(d)(6)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2003 with respect to Multimanager Large Cap Core Equity Portfolio.[7]

(d)(6)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2006 with respect to Multimanager Large Cap Core Equity Portfolio.[13]

(d)(6)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of June 22, 2007 with respect to Multimanager Large Cap Core Equity Portfolio.[15]

(d)(7)	Investment Advisory Agreement between AXA Equitable and Institutional Capital Corporation (“ICAP”) dated as of November 30, 2001 with respect to Multimanager Large Cap Value Portfolio.[1]

(d)(7)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 31, 2003 with respect to Multimanager Large Cap Value Portfolio.[7]

(d)(7)(ii)	Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 1, 2006 with respect to Multimanager Large Cap Value Portfolio.[13]

(d)(7)(iii)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and ICAP dated as of June 22, 2007 with respect to Multimanager Large Cap Value Portfolio.[15]

(d)(8)	Investment Advisory Agreement between AXA Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to Multimanager Large Cap Value Portfolio and Multimanager Mid Cap Growth Portfolio.[1]

(d)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between AXA Equitable and MFS with respect to Multimanager Large Cap Value Portfolio.[3]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2003 with respect to Multimanager Large Cap Value Portfolio and Multimanager Aggressive Equity Portfolio.[7]

(d)(8)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2006 with respect to Multimanager Large Cap Value Portfolio and Multimanager Aggressive Equity Portfolio.[13]

(d)(8)(iv)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of June 22, 2007 with respect to Multimanager Large Cap Value Portfolio.[15]

(d)(9)	Investment Advisory Agreement between AXA Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to Multimanager Mid Cap Growth Portfolio. [1]

(d)(10)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to Multimanager Mid Cap Value Portfolio.[1]

(d)(10)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to Multimanager Mid Cap Value Portfolio.[7]

(d)(10)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of July 31, 2006 with respect to Multimanager Mid Cap Value Portfolio.[13]

(d)(10)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of June 22, 2007 with respect to Multimanager Mid Cap Value Portfolio.[15]

(d)(11)	Investment Advisory Agreement between AXA Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to Multimanager Mid Cap Value Portfolio.[1]

(d)(12)	Investment Advisory Agreement between AXA Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to Multimanager International Equity Portfolio.[1]

(d)(12)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to Multimanager International Equity Portfolio.[7]

(d)(13)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to Multimanager International Equity Portfolio.[1]

(d)(14)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to Multimanager Technology Portfolio.[1]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2003 with respect to Multimanager Technology Portfolio.[7]

(d)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand with respect to Multimanager Technology Portfolio.[7]

(d)(14)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2006 with respect to Multimanager Technology Portfolio.[13]

(d)(14)(iv)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of June 22, 2007 with respect to Multimanager Technology Portfolio.[15]

(d)(15)	Investment Advisory Agreement between AXA Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to Multimanager Health Care Portfolio.[1]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2003 with respect to Multimanager Health Care Portfolio.[7]

(d)(15)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2006 with respect to Multimanager Health Care Portfolio.[13]

(d)(15)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of June 22, 2007 with respect to Multimanager Health Care Portfolio. [15]

(d)(16)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to Multimanager Health Care Portfolio.[1]

(d)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory Agreement between AXA Equitable and Wellington with respect to Multimanager Mid Cap Value Portfolio and Multimanager Health Care Portfolio.[3]

(d)(16)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of August 18, 2003 with respect to Multimanager Mid Cap Value Portfolio and Multimanager Health Care Portfolio.[7]

(d)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio.[7]

(d)(16)(iv)	Amendment No. 2 dated as of August 1, 2004 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio.[11]

(d)(16)(v)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of July 31, 2006 with respect to Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio.[13]

(d)(16)(vi)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of June 22, 2007 with respect to Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio.[15]

(d)(16)(vii)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of July 24, 2008 with respect to Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio – filed herewith.

(d)(17)	Investment Advisory Agreement between AXA Equitable and BlackRock Financial Management, Inc. (“BlackRock”) dated as of November 30, 2001 with respect to Multimanager Core Bond Portfolio.[1]

(d)(17)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BlackRock dated as of August 18, 2003 with respect to Multimanager Core Bond Portfolio.[7]

(d)(17)(ii)	Investment Advisory Agreement between AXA Equitable and BlackRock dated as of October 1, 2006 with respect to Multimanager Core Bond Portfolio.[13]

(d)(17)(iii)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and BlackRock dated as of June 22, 2007 with respect to Multimanager Core Bond Portfolio.[15]

(d)(18)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to Multimanager Core Bond Portfolio.[1]

(d)(18)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2003 with respect to Multimanager Core Bond Portfolio and Multimanager High Yield Portfolio.[7]

(d)(18)(ii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2006 with respect to Multimanager Core Bond Portfolio and Multimanager High Yield Portfolio.[13]

(d)(18)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 1, 2008 with respect to Multimanager Core Bond Portfolio and Multimanager High Yield Portfolio – filed herewith.

(d)(19)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to Multimanager Mid Cap Growth Portfolio.[3]

(d)(19)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2003 with respect to Multimanager Mid Cap Growth Portfolio and Multimanager Aggressive Equity Portfolio.[7]

(d)(19)(ii)	Amendment No. 1 dated as of June 20, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident with respect to Multimanager Mid Cap Growth Portfolio.[10]

(d)(19)(iii)	Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2006 with respect to Multimanager Mid Cap Growth Portfolio.[13]

(d)(19)(iv)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of June 22, 2007 with respect to Multimanager Mid Cap Growth Portfolio.[15]

(d)(20)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to Multimanager Mid Cap Growth Portfolio.[6]

(d)(20)(i)	Amendment No. 1 dated as of August 1, 2004 to Investment Advisory Agreement between AXA Equitable and Franklin with respect to Multimanager Mid Cap Growth Portfolio.[10]

(d)(20)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Franklin dated as of July 31, 2006 with respect to Multimanager Mid Cap Growth Portfolio.[13]

(d)(20)(iii)	Amendment No. 1 to the Amended and Restated Investment Advisory Agreement between AXA Equitable and Franklin dated as of June 22, 2007 with respect to Multimanager Mid Cap Growth Portfolio. [15]

(d)(21)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to Multimanager International Equity Portfolio.[6]

(d)(21)(i)	Amendment No. 1 dated as of July 31, 2003 to Investment Advisory Agreement between AXA Equitable and Marsico with respect to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[7]

(d)(21)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Marsico dated as of July 31, 2006 with respect to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[13]

(d)(21)(iii)	Investment Advisory Agreement between AXA Equitable and Marsico dated as of December 14, 2007 with respect to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio.[15]

(d)(21)(iv)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and Marsico dated as of July 1, 2008 with respect to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio – filed herewith.

(d)(22)	Investment Advisory Agreement between AXA Equitable and JPMorgan Investment Management Inc. (“JPMorgan”) dated as of December 13, 2004 with respect to Multimanager International Equity Portfolio.[8]

(d)(22)(i)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and JPMorgan dated as of June 22, 2007 with respect to Multimanager International Equity Portfolio.[15]

(d)(23)	Investment Advisory Agreement between AXA Equitable and Legg Mason Capital Management, Inc. (“Legg Mason”) dated as of June 20, 2005 with respect to Multimanager Aggressive Equity Portfolio.[10]

(d)(24)	Investment Advisory Agreement between AXA Equitable and Post Advisory Group, LLC (“Post”) dated as of June 24, 2005 with respect to Multimanager High Yield Portfolio.[10]

(d)(25)	Investment Advisory Agreement between AXA Equitable and ClearBridge Advisors, LLC (“ClearBridge) dated as of January 12, 2007 with respect to Multimanager Aggressive Equity Portfolio. [13]

(d)(26)	Investment Advisory Agreement between AXA Equitable and T. Rowe Price Associates, Inc. (“T. Rowe”) dated as of January 12, 2007 with respect to Multimanager Large Cap Growth Portfolio.[13]

(d)(26)(i)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and T. Rowe dated as of July 6, 2007 with respect to Multimanager Large Cap Growth Portfolio.[15]

(d)(26)(ii)	Amendment No. 2 to the Investment Advisory Agreement between AXA Equitable and T. Rowe dated as of December 12, 2007 with respect to Multimanager Large Cap Growth Portfolio.[15]

(d)(27)	Investment Advisory Agreement between AXA Equitable and Bear Stearns Asset Management Inc. (“Bear Stearns”) effective as of May 25, 2007 with respect to Multimanager Small Cap Growth Portfolio.[15]

(d)(28)	Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. (“Eagle”) effective as of May 25, 2007 with respect to Multimanager Small Cap Growth Portfolio. [15]

(d)(29)	Investment Advisory Agreement between AXA Equitable and Wells Capital Management Inc. (“Wells Capital Management”) effective as of May 25, 2007 with respect to Multimanager Small Cap Growth Portfolio.[15]

(d)(29)(i)	Interim Investment Advisory Agreement between AXA Equitable and Wells Capital Management Inc. (“Wells Capital Management”) effective as of October 1, 2007 with respect to Multimanager Small Cap Growth Portfolio.[15]

(d)(29)(ii)	Investment Advisory Agreement between AXA Equitable and Wells Capital Management effective as of December 12, 2007 with respect to Multimanager Small Cap Growth Portfolio.[16]

(d)(30)	Investment Advisory Agreement between AXA Equitable and Franklin Advisory Services, LLC (“Franklin Advisory Services”) effective as of May 25, 2007 with respect to Multimanager Small Cap Value Portfolio.[15]

(d)(31)	Investment Advisory Agreement between AXA Equitable and Lazard Asset Management LLC (“Lazard”) effective as of May 25, 2007 with respect to Multimanager Small Cap Value Portfolio. [15]

(d)(32)	Investment Advisory Agreement between AXA Equitable and Pacific Global Investment Management Company (“Pacific Global”) effective as of July 21, 2008 with respect to Multimanager Small Cap Value Portfolio – filed herewith.

(d)(33)	Investment Advisory Agreement between AXA Equitable and Goodman & Co. NY Ltd. (“Goodman”) effective as of August 1, 2008 with respect to Multimanager Large Cap Growth Portfolio – filed herewith.

(d)(34)	Investment Advisory Agreement between AXA Equitable and Westfield Capital Management Company, LP (“Westfield”) effective as of August 1, 2008 with respect to Multimanager Large Cap Growth Portfolio – filed herewith.

(d)(35)	Investment Advisory Agreement between AXA Equitable and Tradewinds Global Investors, LLC (“Tradewinds”) effective as of December 1, 2008 with respect to Multimanager Mid Cap Value Portfolio – filed herewith.

(d)(36)	Investment Advisory Agreement between AXA Equitable and SSgA Funds Management, Inc. (“SSgA”) effective as of January 1, 2009 with respect to Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Health Care Portfolio, Multimanager High Yield Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio, Multimanager Small Cap Value Portfolio, Multimanager Technology Portfolio – filed herewith.

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e)(1)(ii)	Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares.[1]

(e)(1)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e)(1)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e)(1)(v)	Amendment No. 1 dated as of May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[12]

(e)(1)(vi)	Amendment No. 1 dated as of May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[12]

(e)(1)(vii)	Amendment No. 2 dated as of May 25, 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[15]

(e)(1)(viii)	Amendment No. 2 dated as of May 25, 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[15]

(e)(2)(i)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e)(2)(ii)	Distribution Agreement between Registrant and EDI dated as of November 30, 2001 with respect to the Class B shares.[1]

(e)(3)(i)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001 with respect to the Class A shares.[1]

(e)(3)(ii)	Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares.[1]

(e)(3)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e)(3)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e)(3)(v)	Amendment No. 1 dated as of May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares. [12]

(e)(3)(vi)	Amendment No. 1 dated as of May 1, 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares. [12]

(e)(3)(vii)	Amendment No. 2 dated as of May 25, 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares. [15]

(e)(3)(viii)	Amendment No. 2 dated as of May 25, 2007 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares. [15]

(f)	Deferred Compensation Plan.[1]

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001.[2]

(g)(i)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g)(ii)	Amendment No. 2 dated as of May 1, 2006 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[12]

(g)(iii)	Amendment No. 3 dated as of April 1, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 – filed herewith.

(g)(iv)	Amendment No. 4 dated as of May 25, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 – filed herewith.

(g)(v)	Amendment No. 5 dated as of July 1, 2008 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 – filed herewith.

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h)(1)(i)	Amendment No. 1 dated as of August 1, 2006 to Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[14]

(h)(1)(ii)	Amendment No. 2 dated as of August 1, 2007 to Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[15]

(h)(2)	Mutual Funds Sub-Administration Agreement between AXA Equitable and J.P. Morgan Investor Services Co. dated as of November 16, 2001.[10]

(h)(4)	Expense Limitation Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[5]

(h)(4)(ii)	Amendment No. 1, dated as of August 1, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated as of December 8, 2005 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[12]

(h)(4)(iv)	Amendment No. 3 dated as of May 1, 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002).[13]

(h)(4)(v)	Amendment No. 4 dated as of May 25, 2007 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[15]

(h)(4)(vi)	Amendment No. 5 dated as of July 2008 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002 – filed herewith.

(h)(5)	Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[1]

(h)(5)(i)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[7]

(h)(5)(ii)	Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[12]

(h)(5)(iii)	Amendment No. 3 dated as of May 25, 2007 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[15]

(h)(6)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and AXA Distributors dated as of August 15,2003.[7]

(h)(7)	Participation Agreement among Registrant, Mony Life Insurance Company, AXA Advisors and AXA Distributors dated as of February 2006 – filed herewith.

(h)(8)	Participation Agreement among Registrant, Mony Life Insurance Company of America, AXA Advisors and AXA Distributors dated as of August 1, 2006 – filed herewith.

Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP regarding the legality of the securities being registered - (to be filed by amendment).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered.[1]

(j)	Other Consents

(j)(1)	Consent of Independent Accountants - (to be filed by amendment).

(j)(2)	Powers of Attorney.[1]

(j)(2)(i)	Revised Powers of Attorney.[3]

(j)(2)(ii)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.[4]

(j)(2)(iii)	Revised Powers of Attorney.[15]

(k)	Omitted Financial Statements (not applicable)

(l)	Initial Capital Agreement dated November 12, 2001.[1]

(m)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.[1]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.[1]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI. [1]

(p)(l)(i)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised July 2008 – filed herewith.

(p)(2)	Code of Ethics of AllianceBernstein, dated January 2001.[1]

(p)(2)(i)	Revised Code of Ethics of AllianceBernstein, effective April 2002.[3]

(p)(2)(ii)	Revised Code of Ethics of AllianceBernstein, effective June 2003.[7]

(p)(2)(iii)	Revised Code of Ethics of AllianceBernstein, effective October 2005.[9]

(p)(2)(iv)	Revised Code of Ethics of AllianceBernstein, effective April 2005.[10]

(p)(2)(v)	Code of Ethics of AllianceBernstein, as revised January 2007.[15]

(p)(2)(vi)	Code of Ethics of AllianceBernstein, as revised December 2008 – filed herewith.

(p)(3)	Code of Ethics of RCM, revised May 2001.[1]

(p)(3)(i)	Code of Ethics of RCM, as revised January 1, 2004.[8]

(p)(3)(ii)	Code of Ethics of RCM, as revised January 31, 2005.[10]

(p)(3)(iii)	Code of Ethics of RCM, as revised January 1, 2006.[13]

(p)(4)	Code of Ethics of TCW, dated March 2000.[1]

(p)(4)(i)	Code of Ethics of TCW, as amended April 2004.[8]

(p)(4)(ii)	Code of Ethics of TCW, as amended February 1, 2005.[10]

(p)(4)(iii)	Code of Ethics of TCW, as amended November 1, 2006. [14]

(p)(5)	Code of Ethics of Janus, as revised June 1, 2001.[1]

(p)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002.[3]

(p)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003.[7]

(p)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003.[7]

(p)(5)(iv)	Code of Ethics of Janus, as revised September 14, 2004.[8]

(p)(5)(v)	Code of Ethics of Janus, as revised September 20, 2005.[10]

(p)(5)(vi)	Code of Ethics of Janus, as revised December 6, 2005.[12]

(p)(5)(vii)	Code of Ethics of Janus, as revised August 30, 2006.[13]

(p)(5)(viii)	Code of Ethics of Janus, as revised November 21, 2006.[14]

(p)(5)(ix)	Code of Ethics of Janus, as revised August 22, 2007.[15]

(p)(5)(x)	Code of Ethics of Janus, as revised December 14, 2007.[16]

(p)(6)	Code of Ethics of Thornburg, as revised May 2001.[1]

(p)(6)(i)	Code of Ethics of Thornburg, as revised November 2003.[8]

(p)(6)(ii)	Code of Ethics of Thornburg, as revised March 21, 2005.[10]

(p)(6)(iii)	Code of Ethics of Thornburg, as revised April 19, 2006.[14]

(p)(6)(iv)	Code of Ethics of Thornburg, as revised April 1, 2008 – filed herewith.

(p)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000.[1]

(p)(7)(i)	Code of Ethics of ICAP, as amended February 1, 2005.[10]

(p)(7)(ii)	Code of Ethics of ICAP, as amended November 1, 2006.[14]

(p)(8)	Code of Ethics of MFS, effective as of September 1, 2000.[1]

(p)(8)(i)	Code of Ethics of MFS, as amended January 1, 2005.[10]

(p)(8)(ii)	Code of Ethics of MFS, as amended January 1, 2007.[15]

(p)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001.[1]

(p)(10)	Code of Ethics of AXA Rosenberg.[1]

(p)(10)(i)	Code of Ethics of AXA Rosenberg, as amended January 31, 2005.[10]

(p)(10)(ii)	Code of Ethics of AXA Rosenberg, as amended December 15, 2007.[16]

(p)(10)(iii)	Code of Ethics of AXA Rosenberg, as amended May 15, 2008 – filed herewith.

(p)(11)	Code of Ethics of BCAM.[1]

(p)(12)	Code of Ethics of BIAM (U.S.).[1]

(p)(12)(i)	Code of Ethics of BIAM (U.S.), as revised January 2004.[8]

(p)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000.[1]

(p)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated.[3]

(p)(14)	Code of Ethics of Firsthand, dated May 12, 2001.[1]

(p)(14)(i)	Code of Ethics of Firsthand, as revised June 18, 2004.[8]

(p)(14)(ii)	Code of Ethics of Firsthand, as revised May 14, 2005.[10]

(p)(14)(iii)	Code of Ethics of Firsthand, as revised November 1, 2005.[12]

(p)(14)(iv)	Code of Ethics of Firsthand, as revised August 11, 2006.[13]

(p)(14)(v)	Code of Ethics of Firsthand, as revised November 21, 2008 – filed herewith.

(p)(15)	Code of Ethics of AIM, as amended February 24, 2001.[1]

(p)(15)(i)	Code of Ethics of AIM, as amended September 27, 2002.[3]

(p)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003.[7]

(p)(15)(iii)	Code of Ethics of AIM, as amended January 2, 2005.[9]

(p)(15)(iv)	Code of Ethics of AIM, as amended January 1, 2006.[12]

(p)(15)(v)	Code of Ethics of AIM, as amended February 16, 2006.[13]

(p)(15)(vi)	Code of Ethics of Invesco AIM, as amended January 1, 2009 – filed herewith.

(p)(16)	Code of Ethics of Wellington, revised March 1, 2000.[1]

(p)(16)(i)	Code of Ethics of Wellington, as revised July 1, 2004.[8]

(p)(16)(ii)	Code of Ethics of Wellington, as revised January 2, 2005.[9]

(p)(16)(iii)	Code of Ethics of Wellington, as revised January 1, 2006 and February 17, 2006.[13]

(p)(16)(iv)	Code of Ethics of Wellington, as revised January 1, 2007.[14]

(p)(16)(v)	Code of Ethics of Wellington, as revised October 1, 2008 – filed herewith.

(p)(17)	Code of Ethics of BlackRock, effective March 1, 2000.[1]

(p)(17)(i)	Code of Ethics of BlackRock, as revised September 30, 2006.[14]

(p)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000.[1]

(p)(18)(i)	Code of Ethics of PIMCO, as revised February 1, 2004.[8]

(p)(18)(ii)	Code of Ethics of PIMCO, as revised January 6, 2005.[9]

(p)(18)(iii)	Code of Ethics of PIMCO, as revised February 15, 2006.[13]

(p)(18)(iv)	Code of Ethics of PIMCO, as revised March 10, 2008 – filed herewith.

(p)(19)	Code of Ethics of Provident, effective February 15, 2002.[3]

(p)(19)(i)	Code of Ethics of Provident, effective April 1, 2003.[7]

(p)(19)(ii)	Code of Ethics of Provident, revised January 1, 2004.[8]

(p)(19)(iii)	Code of Ethics of Provident, effective January 19, 2005.[9]

(p)(19)(iv)	Code of Ethics of Provident, effective October 2006.[14]

(p)(19)(v)	Code of Ethics of Provident, effective November 2007.[16]

(p)(20)	Code of Ethics of Marsico, effective February 13, 2003.[5]

(p)(20)(i)	Code of Ethics of Marsico, as revised November 2003.[8]

(p)(20)(ii)	Code of Ethics of Marsico, as revised October 1, 2004.[9]

(p)(20)(iii)	Code of Ethics of Marsico, as revised February 1, 2005.[10]

(p)(20)(iv)	Code of Ethics of Marsico, as revised September 1, 2008 – filed herewith.

(p)(21)	Code of Ethics of Franklin, revised December 3, 2002.[5]

(p)(21)(i)	Code of Ethics of Franklin, as revised May 2004.[8]

(p)(21)(ii)	Code of Ethics of Franklin, as revised December 2004.[9]

(p)(21)(iii)	Code of Ethics of Franklin, as revised April 2005.[10]

(p)(21)(iv)	Code of Ethics of Franklin, as revised May 2008 – filed herewith.

(p)(21)(iv)	Code of Ethics of Franklin, as revised May 2006.[14]

(p)(21)(v)	Code of Ethics of Franklin Advisers, Inc., as revised May 2007.[15]

(p)(22)	Code of Ethics of JPMorgan dated October 2003.[8]

(p)(22)(i)	Code of Ethics of JP Morgan, as revised September 18, 2007.[15]

(p)(22)(ii)	Code of Ethics of JP Morgan, as revised November 18, 2008 – filed herewith.

(p)(23)	Code of Ethics of Legg Mason dated February 1, 2005.[10]

(p)(23)(i)	Code of Ethics of Legg Mason, as revised February 8, 2007.[15]

(p)(24)	Code of Ethics of Post dated March 3, 2005.[10]

(p)(24)(i)	Code of Ethics of Post, as revised March 12, 2007.[15]

(p)(25)	Code of Ethics of ClearBridge dated September 13, 2005.[13]

(p)(25)(i)	Code of Ethics of ClearBridge, as revised June 1, 2007.[15]

(p)(26)	Code of Ethics of T. Rowe dated February 1, 2005.[13]

(p)(27)	Code of Ethics of Bear Stearns dated February 25, 2005.[14]

(p)(28)	Code of Ethics of Eagle.[14]

(p)(28)(i)	Code of Ethics of Eagle, as revised November 18, 2008 - filed herewith.

(p)(29)	Code of Ethics of Wells dated February 2006.[14]

(p)(29)(i)	Code of Ethics of Wells, as revised March 2008 – filed herewith.

(p)(30)	Code of Ethics of Franklin Advisory Services dated May 2006.[14]

(p)(31)	Code of Ethics of Lazard dated February 2006.[14]

(p)(32)	Code of Ethics of Pacific Global dated May 18, 2007 - filed herewith.

(p)(33)	Code of Ethics of Goodman dated 2008 - filed herewith.

(p)(34)	Code of Ethics of Westfield dated May 1, 2008 - filed herewith.

(p)(35)	Code of Ethics of Tradewinds, dated February 1, 2005 as amended May 29, 2008 - filed herewith.

(p)(36)	Code of Ethics of SSgA dated October 2005, as amended May 2007 - filed herewith.

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).
[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).
[5]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).
[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2003 (File No. 333-70754).
[7]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).

[8]	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2005 (File No. 333-70754).
[9]	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2005.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 14, 2006.
[11]	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on April 28, 2006.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A filed on May 31, 2006.
[13]	Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on January 16, 2007.
[14]	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007.
[15]	Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on February 5, 2008.
[16]	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on April 4, 2008.

Item 24.	Persons controlled by or under Common Control with Registrant

AXA Equitable controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 31, 2008. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may also offer its shares to insurance companies unaffiliated with AXA Equitable, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable.

On July 22, 1992, AXA Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time AXA Equitable became a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of AXA Equitable’s common stock.

AXA is the largest shareholder of AXA Financial. AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement and Section 2. E of the Registrant’s Investment Management Agreement with respect to the AXA Allocation Portfolios and Target Allocation Portfolios each state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

Liability and Indemnification. A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, directors, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Adviser to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trusteees, agents or representatives, other than acts or ommissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

Limitation of Liability and Indemnification. (a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all portfolios of the Registrant. The description of AXA Equitable under the caption of “Management Team” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of AXA Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. AXA

Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for such portfolios.

AllianceBernstein serves as a sub-adviser to Multimanager Aggressive Equity Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager Mid Cap Growth Portfolio. The description of AllianceBernstein under the caption “Management Team- The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

RCM serves as a sub-adviser to Multimanager Technology Portfolio and Multimanager Health Care Portfolio. The description of RCM under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RCM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

Goodman serves as a sub-adviser to Multimanager Large Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio. The description of Goodman under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Goodman set forth in its Form ADV filed with the Securities and Exchange Commission (File No.) is incorporated herein by reference.

Westfield serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. The description of Westfield under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Westfield set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69413) is incorporated herein by reference.

Janus serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. The description of Janus under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to Multimanager Large Cap Core Equity Portfolio. The description of Thornburg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to Multimanager Large Cap Value Portfolio. The description of ICAP under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to Multimanager Large Cap Value Portfolio. The description of MFS under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

Franklin serves as a sub-adviser to Multimanager Mid Cap Growth Portfolio. The description of Franklin under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to Multimanager Mid Cap Value Portfolio. The description of AXA Rosenberg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

Tradewinds serves as a sub-adviser to Multimanager Mid Cap Value Portfolio. The description of Tradewinds under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Tradewinds set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-65208) is incorporated herein by reference.

JPMorgan serves as a sub-adviser to Multimanager International Equity Portfolio. The description of JPMorgan under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers Of JPMorgan set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) is incorporated herein by reference.

Marsico serves as a sub-adviser to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio. The description of Marsico under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to Multimanager Technology Portfolio. The description of Firsthand under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

Invesco Aim Capital Management, Inc. (“Invesco Aim”) (formerly “AIM”) serves as a sub-adviser to Multimanager Health Care Portfolio. The description of Invesco Aim under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Invesco AimM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to Multimanager Health Care Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio. The description of Wellington under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

BlackRock serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of BlackRock under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BlackRock set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to Multimanager Core Bond Portfolio and Multimanager High Yield Portfolio. The description of PIMCO under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Eagle serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. The description of Eagle under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Eagle set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21343) is incorporated herein by reference.

Wells Capital Management serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. The description of Wells Capital Management under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wells Capital Management set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) is incorporated herein by reference.

Franklin Advisory Services serves as a sub-adviser to Multimanager Small Cap Value Portfolio. The description of Franklin Advisory Services under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin Advisory Services set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) is incorporated herein by reference.

Pacific Global serves as a sub-adviser to Multimanager Small Cap Value Portfolio. The description of Pacific Global under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Pacific Global set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-41668) is incorporated herein by reference.

ClearBridge serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. The description of ClearBridge under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ClearBridge set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-64710) is incorporated herein by reference.

Legg Mason serves as a sub-adviser to Multimanager Aggressive Equity Portfolio. The description of Legg Mason under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Legg Mason set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18115) is incorporated herein by reference.

Post serves as a sub-adviser to Multimanager High Yield Portfolio. The description of Post under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Post set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57939) is incorporated herein by reference.

T. Rowe serves as a sub-adviser to Multimanager Large Cap Growth Portfolio. The description of T. Rowe under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of T. Rowe set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) is incorporated herein by reference.

SSgA serves as a sub-adviser to Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Health Care Portfolio, Multimanager High Yield Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio, Multimanager Small Cap Value Portfolio and Multimanager Technology Portfolio. The description of SSgA under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of SSgA set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) is incorporated herein by reference.

Item 27.	Principal Underwriter

(a) AXA Advisors and AXA Distributors are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of AXA Equitable; and Separate Accounts A, I and FP of AXA Equitable. AXA Distributors also serves as a principal underwriter for EQ Advisors Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Advisors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST

DIRECTORS Harvey E. Blitz Richard Dziadzio Barbara Goodstein Andrew McMahon Christine Nigro James A. Shepherdson	Director Director Director Director Director Director

OFFICERS Andrew McMahon	Chairman of the Board

Christine Nigro	President

Patricia Roy	Chief Compliance Officer

Anthony Sages	Chief Sales Officer

Philip Pescatore	Chief Risk Officer

William McDermott	Executive Vice President

Kevin R. Bryne	Senior Vice President and Treasurer

Mark D. Godofsky	Senior Vice President and Controller

James Goodwin	Senior Vice President

Jeffrey Green	Senior Vice President

Frank Acierno	Vice President

Michael Brzozowski	Vice President

Gerry Carrol	Vice President

Claire A. Comerford	Vice President

Gary Gordon	Vice President

Maurya Keating	Vice President and Associate General Counsel

Christopher LaRussa	Vice President

Frank Massa	Vice President

Carolann Matthews	Vice President

Deborah O’Neil	Vice President

Edna Russo	Vice President

Danielle D. Wise	Vice President

Brett Wright	Vice President

Camille Joseph Varlack	Assistant Vice President, Secretary and Counsel

Harvey E. Blitz Irina Gyrla Ruth Shorter Francesca Divone	Assistant Vice President Assistant Vice President Assistant Vice President Assistant Secretary

AXA Distributors, LLC
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST

DIRECTORS Philip Meserve	Director

William Miller, Jr.	Director

James Shepherdson	Director

OFFICERS

James Shepherdson	Chairman of the Board, President & Chief Executive Officer

Philip Meserve	Executive Vice President of Business Development

William Miller, Jr.	Executive Vice President & Chief Sales Officer

Michael Gregg	Executive Vice President

Gary Hirschkron	Executive Vice President

James Mullery	Executive Vice President

Joanne Petrini-Smith	Executive Vice President

Michael McCarthy	Senior Vice President and National Sales Manager

Kirby Noel	Senior Vice President and National Sales Manager

Lee Small	Senior Vice President and National Sales Manager

Mitchell Waters	Senior Vice President and National Sales Manager

Eric Alstrin	Senior Vice President

Kevin Dolan	Senior Vice President

Daniel Faller	Senior Vice President

Harvey Fladeland	Senior Vice President

Lance Carlson	Senior Vice President

Nelida Garcia	Senior Vice President

Peter Golden	Senior Vice President

David Kahal	Senior Vice President

Kevin Kennedy	Senior Vice President

Diane Keary	Senior Vice President

John Leffew	Senior Vice President

Andrew Marrone	Senior Vice President

Mitchell Melum	Senior Vice President

Anthea Parkinson	Senior Vice President and National Accounts Director, Financial Institutions

Ted Repass	Senior Vice President

Eric Retzlaff	Senior Vice President

Marian Sole	Senior Vice President

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST

Mark Teitelbaum	Senior Vice President

Mark Totten	Senior Vice President

Mary Toumpas	Senior Vice President

Nicholas Volpe	Senior Vice President

Norman J. Abrams	Vice President and General Counsel

Doreen Bellomo	Vice President

Jeffrey Coomes	Vice President

Karen Farley	Vice President

Michael Gass	Vice President

Nicholas Gismondi	Vice President

Timothy Hatfield	Vice President

Holly Hughes	Vice President

Kelly LaVigne	Vice President

Deborah Lewis	Vice President

Page Long	Vice President

Karen Nadeau	Vice President

Michelle Privitera	Vice President

Ronald R. Quist	Vice President and Treasurer

Stephen Ratcliffe	Vice President

Matthew Scarlatta	Vice President

Alice Stout	Vice President

William Terry	Vice President

John Zales	Assistant Vice President

Camille Joseph Varlack	Secretary and Counsel

Sandra Ferantello	Assistant Vice President

Elizabeth Hafez	Assistant Vice President

Gregory Lashinsky	Assistant Vice President – Financial Operations Principal

Michelle Luzzi	Assistant Vice President

Patricia Lane O’Shea	Assistant Vice President

Richard Olewnik	Assistant Vice President

James Pazareskis	Assistant Vice President

Kelly Riddell	Assistant Vice President

Matthew Schirripa	Assistant Vice President

Francesca Divone	Assistant Secretary

(c) Inapplicable.

Item 28.	Location of Accounts and Records

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Investors Services Co. 73 Tremont Street Boston MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	Goodman & Co., NY Ltd. 1 Adelaide Street East Toronto, Ontario Canada M5C2V9

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111-4189	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	Invesco Aim Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital LLC 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660

Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025

ClearBridge Advisors, LLC 620 Eighth Avenue New York, NY 10018	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716

Wells Capital Management Inc. 525 Market Street San Francisco, CA 94105	Franklin Advisory Services, LLC One Parker Plaza 9th Floor Fort Lee, NJ 07024

Pacific Global Investment Management Company 101 N. Brand Blvd., Suite 1950 Glendale, CA 91203	Westfield Capital Management L.P. One Financial Center Boston, MA 02111

Tradewinds Global Investors, LLC 2049 Century Park East, 20th Floor Los Angeles, CA 90067

Item 29.	Management Services

Inapplicable.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused the Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 2nd day of February 2009.

AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chairman of the Board, Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Chairman of the Board, Trustee, President and Chief Executive Officer	February 2, 2009

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	February 2, 2009

/s/ Barry Hamerling* Barry Hamerling	Trustee	February 2, 2009

/s/ Cynthia R. Plouché* Cynthia R. Plouché	Trustee	February 2, 2009

/s/ Rayman L. Solomon* Rayman L. Solomon	Trustee	February 2, 2009

/s/ Brian E. Walsh * Brian E. Walsh	Treasurer and Chief Financial Officer	February 2, 2009

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

Exhibit Index

(d)(1)(vi)	Amendment No. 2 dated July 15, 2006 to the Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003

(d)(1)(vii)	Amendment No. 4 dated July 24, 2008 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001

(d)(1)(viii)	Amendment No. 5 dated January 1, 2009 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001

(d)(2)(vi)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and AllicanceBernstein L.P. dated January 1, 2009 with respect to the Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio

(d)(3)(vii)	Amendment No. 3 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated July 24, 2008 with respect to Multimanager Technology Portfolio and Multimanager Health Care Portfolio

(d)(5)(iv)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 6, 2008 with respect to Multimanager Large Cap Core Equity Portfolio

(d)(16)(vii)	Amendment No. 2 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of July 24, 2008 with respect to Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Health Care Portfolio and Multimanager Technology Portfolio

(d)(18)(iii)	Amendment No. 1 to the Second Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 1, 2008 with respect to Multimanager Core Bond Portfolio and Multimanager High Yield Portfolio

(d)(21)(iv)	Amendment No. 1 to the Investment Advisory Agreement between AXA Equitable and Marsico dated as of July 1, 2008 with respect to Multimanager International Equity Portfolio and Multimanager Aggressive Equity Portfolio

(d)(32)	Investment Advisory Agreement between AXA Equitable and Pacific Global Investment Management Company (“Pacific Global”) effective as of July 21, 2008 with respect to Multimanager Small Cap Value Portfolio

(d)(33)	Investment Advisory Agreement between AXA Equitable and Goodman & Co. NY Ltd. (“Goodman”) effective as of August 1, 2008 with respect to Multimanager Large Cap Growth Portfolio

(d)(34)	Investment Advisory Agreement between AXA Equitable and Westfield Capital Management Company, LP (“Westfield”) effective as of August 1, 2008 with respect to Multimanager Large Cap Growth Portfolio

(d)(35)	Investment Advisory Agreement between AXA Equitable and Tradewinds Global Investors, LLC (“Tradewinds”) effective as of December 1, 2008 with respect to Multimanager Mid Cap Value Portfolio

(d)(36)	Investment Advisory Agreement between AXA Equitable and SSgA Funds Management, Inc. (“SSgA”) effective as of January 1, 2009 with respect to Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio,

Multimanager Health Care Portfolio, Multimanager High Yield Portfolio, Multimanager International Equity Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Growth Portfolio, Multimanager Large Cap Value Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Small Cap Growth Portfolio, Multimanager Small Cap Value Portfolio, Multimanager Technology Portfolio

(g)(iii)	Amendment No. 3 dated as of April 1, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.

(g)(iv)	Amendment No. 4 dated as of May 25, 2007 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001

(g)(v)	Amendment No. 5 dated as of July 1, 2008 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001

(h)(4)(vi)	Amendment No. 5 dated as of July 2008 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002

(h)(7)	Participation Agreement among Registrant, Mony Life Insurance Company, AXA Advisors and AXA Distributors dated as of February 2006

(h)(8)	Participation Agreement among Registrant, Mony Life Insurance Company of America, AXA Advisors and AXA Distributors dated as of August 1, 2006

(p)(1)(i)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised July 2008

(p)(2)(vi)	Code of Ethics of AllianceBernstein, as revised December 2008

(p)(6)(iv)	Code of Ethics of Thornburg, as revised April 1, 2008

(p)(10)(iii)	Code of Ethics of AXA Rosenberg, as amended May 15, 2008

(p)(14)(v)	Code of Ethics of Firsthand, as revised November 21, 2008

(p)(15)(vi)	Code of Ethics of Invesco AIM, as amended January 1, 2009

(p)(16)(v)	Code of Ethics of Wellington, as revised October 1, 2008

(p)(18)(iv)	Code of Ethics of PIMCO, as revised March 10, 2008

(p)(20)(iv)	Code of Ethics of Marsico, as revised September 1, 2008

(p)(21)(iv)	Code of Ethics of Franklin, as revised May 2008

(p)(22)(ii)	Code of Ethics of JP Morgan, as revised November 18, 2008

(p)(28)(i)	Code of Ethics of Eagle, as revised November 18, 2008

(p)(29)(i)	Code of Ethics of Wells, as revised March 2008

(p)(32)	Code of Ethics of Pacific Global dated May 18, 2007

(p)(33)	Code of Ethics of Goodman dated 2008

(p)(34)	Code of Ethics of Westfield dated May 1, 2008

(p)(35)	Code of Ethics of Tradewinds dated February 1, 2005, as amended May 29, 2008

(p)(36)	Code of Ethics of SSgA dated October 2005, as amended May 2007